                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5696

                         RIVERSOURCE GLOBAL SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 4/30

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
ABSOLUTE RETURN CURRENCY AND INCOME FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
APRIL 30, 2007


RIVERSOURCE ABSOLUTE RETURN
CURRENCY AND INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH POSITIVE
ABSOLUTE RETURN.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

Fund Expenses Example...............     10

Investments in Securities...........     12

Financial Statements................     17

Notes to Financial Statements.......     20

Proxy Voting........................     39

      (DALBAR LOGO)

The RiverSource mutual
fund shareholder reports
have been awarded the
Communications Seal from
Dalbar Inc., an
independent financial
services research firm.
The Seal recognizes
communications
demonstrating a level of
excellence in the
industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

FUND SNAPSHOT AT APRIL 30, 2007

FUND OBJECTIVE

RiverSource Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return.

FOREIGN CURRENCY EXPOSURE BREAKDOWN*

Percentage of portfolio exposure: short forward currency contracts
(pie graph)

Japanese Yen                                                                     50.0
Canadian Dollar                                                                  30.0
Swiss Franc                                                                      20.0

Percentage of portfolio exposure: long forward currency contracts
(pie graph)

New Zealand Dollar                                                               49.9
Norwegian Krone                                                                  30.1
British Pound                                                                    20.0

* The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains the exposure that it would have if it had bought or sold the currencies directly. See Notes 1 and 5 in the Notes to Financial Statements of this report for more detail on these financial instruments.

SECTOR BREAKDOWN

Percentage of bond and cash & cash equivalents portfolio assets
(pie graph)

Cash & Cash Equivalents                                                          64.2
Corporate Bonds(1)                                                               15.1
Asset-Backed                                                                     12.9
Mortgage-Backed                                                                   4.2
Commercial Mortgage-Backed                                                        3.6

(1) Includes Financials 12.3%, Industrials 1.0%, Telecommunication 0.8%, Consumer Staples 0.6% and Consumer Discretionary 0.4%.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                       REPORT  3

FUND SNAPSHOT AT APRIL 30, 2007

QUALITY BREAKDOWN

Percentage of bond portfolio assets
(PIE CHART)

AAA bonds                                                                        62.9
AA bonds                                                                         23.7
A bonds                                                                          13.4

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
Nicholas Pifer, CFA                  17

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                        --          06/15/06
Class B                        --          06/15/06
Class C                        --          06/15/06
Class I                     RVAIX          06/15/06
Class R4(1)                    --          06/15/06
Class W                     RACWX          12/01/06
Total net assets                        $100.6 million
Number of holdings                               75

(1)  Effective Dec. 11, 2006, Class Y was renamed

     Class R4.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

--------------------------------------------------------------------------------

 4 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2007

                                  (BAR CHART)

RiverSource Absolute Return Currency and Income
  Fund Class A (excluding sales charge)                 +5.88

Citigroup 3-month U.S. Treasury Bill Index(1)
  (unmanaged)                                           +2.50

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The index does not reflect the effects of sales charges, expenses and taxes.

It is not possible to invest directly in an index.

(1) Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury Bills. The index reflects reinvestment of all distributions and changes in market prices.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.59%                        1.47%
Class B                                           2.35%                        2.23%
Class C                                           2.35%                        2.23%
Class I                                           1.24%                        1.12%
Class R4(b)                                       1.62%                        1.31%
Class W(c)                                        1.77%                        1.57%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses will not exceed 1.47% for Class A, 2.23% for Class B, 2.23% for Class C, 1.12% for Class I and 1.31% for Class R4 and 1.57% for Class W.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c) Inception date for Class W is Dec. 1, 2006. For Class W, expenses are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                       REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT APRIL 30, 2007                                  SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   INCEPTION
 Class A (inception 6/15/06)          +5.88%      +8.38%
 Class B (inception 6/15/06)          +5.39%      +7.67%
 Class C (inception 6/15/06)          +5.39%      +7.67%
 Class I (inception 6/15/06)          +6.02%      +8.73%
 Class R4** (inception 6/15/06)       +5.83%      +8.39%
 Class W (inception 12/1/06)            N/A       +5.04%*

WITH SALES CHARGE
 Class A (inception 6/15/06)          +0.85%      +3.23%
 Class B (inception 6/15/06)          +0.39%      +2.67%
 Class C (inception 6/15/06)          +4.39%      +6.67%

AT MARCH 31, 2007                                  SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   INCEPTION
 Class A (inception 6/15/06)          +5.71%      +7.00%
 Class B (inception 6/15/06)          +5.31%      +6.46%
 Class C (inception 6/15/06)          +5.31%      +6.46%
 Class I (inception 6/15/06)          +5.84%      +7.32%
 Class R4** (inception 6/15/06)       +5.76%      +7.10%
 Class W (inception 12/1/06)            N/A       +3.70%*

With sales charge
 Class A (inception 6/15/06)          +0.69%      +1.91%
 Class B (inception 6/15/06)          +0.31%      +1.46%
 Class C (inception 6/15/06)          +4.31%      +5.46%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 shares are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.

 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Nic Pifer, portfolio manager for RiverSource Absolute Return Currency and Income Fund, discusses the Fund's results and positioning for the six-month period ended April 30, 2007.

At April 30, 2007, approximately 96% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Absolute Return Currency and Income Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 28, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Absolute Return Currency and Income Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 10 and 25.

Q: How did RiverSource Absolute Return Currency and Income Fund perform for the six months ended April 30, 2007?

A: RiverSource Absolute Return Currency and Income Fund's Class A shares increased 5.88% (excluding sales charge) for the six months ended April 30, 2007. The Fund outperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index (Citigroup Index), which increased 2.50% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: We use a two-part investment process. The first part includes investments in high quality, short-term fixed income securities with minimal interest rate risk with a goal to generate positive total return. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our strategy, which is based on a proprietary quantitative model. Our model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries relative to the U.S. dollar. Based on that ranking, we enter into long forward currency contracts for the three most attractive currencies compared to the U.S. dollar and enter into short forward currency contracts for the three least attractive currencies compared to the U.S. dollar. The Fund experiences profits or losses to the extent the value of the currency appreciates or depreciates relative to the U.S. dollar.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                       REPORT  7

QUESTIONS & ANSWERS

   During the period, we were able to generate positive total return from our investment in short-term fixed income securities, and we were able to add additional value through the use of our proprietary quantitative model. For the six months ended April 30, 2007, the Fund's positioning in the New Zealand dollar, Norwegian krone, British pound, Japanese yen and Australian dollar benefited the Fund's results. Positioning in the Swedish krona, euro, Swiss franc and Canadian dollar detracted from the Fund's performance.

   DURING THE PERIOD, WE WERE ABLE TO GENERATE POSITIVE TOTAL RETURN FROM OUR INVESTMENT IN SHORT-TERM FIXED INCOME SECURITIES, AND WE WERE ABLE TO ADD ADDITIONAL VALUE THROUGH THE USE OF OUR PROPRIETARY QUANTITATIVE MODEL.


Q: How would you describe your current investment strategy?

A: We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, which is the base currency. In our view, remaining neutral to the U.S. dollar helps control overall volatility of the investment strategy. We also use an externally developed but fully integrated risk management system to help us monitor and manage market risk.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund's positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund's investments in short-term debt obligations, plus or minus the gain or loss resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

--------------------------------------------------------------------------------

 8 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

QUESTIONS & ANSWERS

   It is important to remember that the Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly. Because the establishment of the Fund's forward foreign currency contracts requires little cash outlay, the Fund's assets will consist primarily of short-term U.S. dollar-denominated corporate debt securities rated investment grade, or, if unrated, determined to be of comparable quality.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                       REPORT  9

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 10 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            NOV. 1, 2006    APRIL 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,058.80         $ 6.89           1.35%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.10         $ 6.76           1.35%
 Class B
   Actual(b)                   $1,000         $1,053.90         $10.69           2.10%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.38         $10.49           2.10%
 Class C
   Actual(b)                   $1,000         $1,053.90         $10.69           2.10%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.38         $10.49           2.10%
 Class I
   Actual(b)                   $1,000         $1,060.20         $ 5.57           1.09%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.39         $ 5.46           1.09%
 Class R4
   Actual(b)                   $1,000         $1,058.30         $ 6.63(c)        1.30%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.35         $ 6.51(c)        1.30%
 Class W
   Actual(d)                      N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.21         $ 7.65           1.53%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended April 30, 2007: +5.88% for Class A, +5.39% for Class B, +5.39% for Class C, +6.02% for Class I and 5.83% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.31% for Class R4. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended April 30, 2007, the actual expenses paid for Class R4 would have been $6.69 and the hypothetical expenses paid for Class R4 would have been $6.56.
(d) The actual values and expenses paid are not presented because Class W does not have a full six months of history. The inception date of Class W is Dec. 1, 2006.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  11

INVESTMENTS IN SECURITIES

APRIL 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (36.2%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (13.1%)
AmeriCredit Automobile Receivables Trust
 Series 2004-CA Cl A3 (AMBAC)
  03-06-09                           3.00%          $72,289(g)              $72,278
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.43         1,500,000(d,e)          1,500,000
Citibank Credit Card Issuance Trust
 Series 2003-A9 Cl A9
  11-22-10                           5.44           455,000(e)              455,479
College Loan Corp Trust
 Series 2004-1 Cl A2
  04-25-16                           5.47         2,500,000(e)            2,505,001
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.48         1,000,000(e,j)          1,000,000
Countrywide Home Equity Loan Trust
 Series 2005-H Cl 2A (FGIC)
  12-15-35                           5.56           273,076(e,g)            273,033
Countrywide Home Equity Loan Trust
 Series 2005-M Cl A2 (MBIA)
  02-15-36                           5.44           891,565(e,g)            891,426
Harley-Davidson Motorcycle Trust
 Series 2005-1 Cl A1
  07-15-09                           3.28           152,438                 152,080
Residential Asset Securities
 Series 2006-KS2 Cl A2
  03-25-36                           5.45           800,000(e)              799,750
SLM Student Loan Trust
 Series 2003-2 Cl A3
  12-15-15                           5.45            29,794(e)               29,797
SLM Student Loan Trust
 Series 2003-4 Cl A3
  12-15-15                           5.45            79,537(e)               79,545
SLM Student Loan Trust
 Series 2004-3 Cl A3
  04-25-16                           5.45         1,158,858(e)            1,159,934
SLM Student Loan Trust
 Series 2005-5 Cl A1
  01-25-18                           5.36           146,952(e)              146,998

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
SLM Student Loan Trust
 Series 2006-2 Cl A2
  01-25-17                           5.36%         $275,244(e)             $275,239
SLM Student Loan Trust
 Series 2006-5 Cl A2
  07-25-17                           5.35         1,500,000(e)            1,499,532
SLM Student Loan Trust
 Series 2006-A Cl A1
  03-16-20                           5.37         1,906,994(e)            1,906,956
Structured Asset Investment Loan Trust
 Series 2006-1 Cl A1
  01-25-36                           5.40           178,288(e)              178,205
Volkswagen Auto Lease Trust
 Series 2005-A Cl A3
  05-20-08                           3.82           134,690                 134,330
                                                                    ---------------
Total                                                                    13,059,583
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (3.6%)(f)
Morgan Stanley Capital I
 Series 2003-IQ6 Cl A1
  12-15-41                           2.80         1,300,252               1,282,719
Morgan Stanley Capital I
 Series 2006-XLF Cl A2
  07-15-19                           5.45         1,000,000(d,e)          1,000,187
TrizecHahn Office Properties Trust
 Series 2001-TZHA Cl C3
  03-15-13                           6.52         1,363,412(d)            1,373,835
                                                                    ---------------
Total                                                                     3,656,741
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (4.3%)(f)
Deutsche Bank Alternative Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
  02-25-37                           5.41           669,402(e)              669,636
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR2 Cl 2AB1
  11-19-37                           5.41         1,142,576(b)            1,141,775

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 12 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
$x
Harborview Mtge Loan Trust
Collateralized Mtge Obligation
Series 2006-12 Cl 2A11
  01-19-38                           5.41%       $1,211,900(b)           $1,212,858
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           5.57         1,270,598(b)            1,272,887
                                                                    ---------------
Total                                                                     4,297,156
-----------------------------------------------------------------------------------

AUTOMOTIVE (0.4%)
American Honda Finance
  07-11-08                           5.43           400,000(d,e)            400,570
-----------------------------------------------------------------------------------

BANKING (5.7%)
ANZ Natl Intl
  08-07-09                           5.40           750,000(c,d,e)          749,551
Bank of America
 Sr Nts
  02-17-09                           5.51           640,000(e)              641,398
Citigroup
  06-09-09                           5.48           640,000(e)              641,449
JPMorgan Chase & Co
 Sr Nts
  12-22-08                           5.40           400,000(e)              400,188
  03-09-09                           5.52           250,000(e)              250,746
Rabobank Nederland
 Sr Nts
  01-15-09                           5.38           600,000(c,d,e)          600,226
Santander US Debt Unipersonal
 Bank Guaranteed
  09-19-08                           5.41           640,000(c,d,e)          641,441
Wachovia
 Sr Nts
  10-28-08                           5.41           640,000(e)              640,545
Wells Fargo
  03-10-08                           5.38           640,000(e)              640,405
World Savings Bank FSB
 Sr Nts
  03-02-09                           5.47           400,000(e)              401,072
                                                                    ---------------
Total                                                                     5,607,021
-----------------------------------------------------------------------------------

BROKERAGE (3.3%)
Bear Stearns Companies
  03-30-09                           5.44           750,000(e)              750,652

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BROKERAGE (CONT.)
Credit Suisse First Boston USA
 Sr Nts
  12-09-08                           5.47%         $640,000(e)             $641,524
Lehman Brothers Holdings
  10-22-08                           5.45           640,000(e)              640,642
Merrill Lynch & Co
  08-22-08                           5.45           640,000(e)              640,485
Morgan Stanley
 Sr Unsecured
  02-09-09                           5.47           640,000(e)              640,813
                                                                    ---------------
Total                                                                     3,314,116
-----------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.0%)
Caterpillar Financial Services
  10-28-08                           5.43           400,000(e)              400,482
John Deere Capital
  06-10-08                           5.47           640,000(e)              640,930
                                                                    ---------------
Total                                                                     1,041,412
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.6%)
Diageo Capital
  11-10-08                           5.46           640,000(c,e)            640,398
-----------------------------------------------------------------------------------

LIFE INSURANCE (1.7%)
ING Security Life Institutional Funding
  01-14-08                           5.44           640,000(d,e)            640,328
Pacific Life Global Funding
  11-13-08                           5.45           400,000(d,e)            400,789
Pricoa Global Funding 1
  09-12-08                           5.35           640,000(d,e)            640,332
                                                                    ---------------
Total                                                                     1,681,449
-----------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.6%)
General Electric Capital
  12-01-08                           5.51           640,000(e)              641,046
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
Berkshire Hathaway Finance
  01-11-08                           5.40           640,000(e)              640,780
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.6%)
Allstate Life Global Funding Trusts
 Secured
  11-14-07                           5.38           640,000(e)              640,252
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  13

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

WIRELINES (0.7%)
BellSouth
 Sr Unsecured
  08-15-08                           5.46%         $750,000(e)             $750,470
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $36,359,087)                                                     $36,370,994
-----------------------------------------------------------------------------------

MONEY MARKET FUND (6.7%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  6,714,142(i)           $6,714,142
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $6,714,142)                                                       $6,714,142
-----------------------------------------------------------------------------------

FLOATING RATE NOTES (3.0%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
White Pine Finance LLC
  02-25-08                           5.35%       $3,000,000              $3,000,987
-----------------------------------------------------------------------------------

TOTAL FLOATING RATE NOTES
(Cost: $3,000,398)                                                       $3,000,987
-----------------------------------------------------------------------------------

SHORT-TERM SECURITIES (55.2%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
ASSET-BACKED (34.1%)
BA Credit Card Trust
  05-02-07                           5.15%       $3,755,000(h)           $3,753,928
CHARTA LLC
  07-10-07                           5.22         3,000,000(h)            2,969,433
Chesham Finance LLC
  06-20-07                           5.18         1,000,000                 992,712
  07-12-07                           5.22         3,000,000               2,968,560
Cheyne Finance LLC
  06-05-07                           5.17         2,000,000               1,989,712
Cullinan Finance
  06-05-07                           5.17         1,183,000               1,176,914
  06-08-07                           5.43         1,000,000                 994,148

SHORT-TERM SECURITIES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
ASSET-BACKED (CONT.)
Deer Valley Funding LLC
  05-15-07                           5.16%       $3,500,000              $3,492,498
Five Finance
  06-22-07                           5.36         2,000,000               1,984,348
  07-06-07                           5.21         1,500,000               1,485,590
Gemini Securitization
  06-21-07                           5.27         3,500,000(h)            3,473,560
Nelnet Student Asset Funding LLC
  05-01-07                           5.29         3,035,000               3,034,554
Sigma Finance
  05-10-07                           5.24         3,000,000               2,995,642
Solitaire Funding LLC
  05-16-07                           5.16         3,000,000(h)            2,993,141
                                                                    ---------------
Total                                                                    34,304,740
-----------------------------------------------------------------------------------

COMMERCIAL PAPER (21.1%)
Dorada Finance
  05-11-07                           5.32         3,000,000               2,995,127
Ebury Finance LLC
  07-05-07                           5.21         2,700,000               2,674,455
  07-25-07                           5.24           950,000                 938,246
Fairway Finance LLC
  06-14-07                           5.27         1,159,000(h)            1,151,409
Irish Life & Permanent
  10-16-07                           5.28         4,000,000(h)            3,903,307
Scaldis Capital LLC
  06-25-07                           5.19         3,000,000(h)            2,975,993
Thames Asset Global Securitization #1
  05-21-07                           5.17         3,555,000(h)            3,544,312
Westpac Banking
  05-01-07                           5.14         3,000,000(h)            2,999,571
                                                                    ---------------
Total                                                                    21,182,420
-----------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $55,492,203)                                                     $55,487,160
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $101,565,830)(k)                                                $101,573,283
===================================================================================

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on April 30, 2007.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At April 30, 2007, the value of foreign securities represented 2.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the value of these securities amounted to $7,947,259 or 7.9% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FGIC   -- Financial Guaranty Insurance Company
MBIA   -- MBIA Insurance Corporation

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the value of these securities amounted to $27,764,654 or 27.6% of net assets.

(i)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(j) At April 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,000,000.

(k) At April 30, 2007, the cost of securities for federal income tax purposes was approximately $101,566,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $18,000
Unrealized depreciation                                              (11,000)
----------------------------------------------------------------------------
Net unrealized appreciation                                           $7,000
----------------------------------------------------------------------------

See Notes 1 and 5 in the Notes to Financial Statements of this report for more detail on open forward foreign currency exchange contracts.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  15

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 16 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $94,851,688)           $ 94,859,141
   Affiliated money market fund (identified cost $6,714,142)
   (Note 6)                                                        6,714,142
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $101,565,830)                                                 101,573,283
Accrued interest receivable                                          168,009
Unrealized appreciation on foreign currency contracts held,
   at value (Note 5)                                                 267,073
----------------------------------------------------------------------------
Total assets                                                     102,008,365
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                     84,458
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                  1,000,000
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                 292,637
Accrued investment management services fee                             7,371
Accrued distribution fee                                                  86
Accrued transfer agency fee                                                1
Accrued administrative services fee                                      663
Other accrued expenses                                                28,029
----------------------------------------------------------------------------
Total liabilities                                                  1,413,245
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $100,595,120
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $     96,913
Additional paid-in capital                                        97,045,855
Undistributed net investment income                                   27,321
Accumulated net realized gain (loss)                               3,443,142
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                               (18,111)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $100,595,120
============================================================================

Net assets applicable to outstanding shares:  Class A                         $  3,895,611
                                              Class B                         $     10,364
                                              Class C                         $     10,364
                                              Class I                         $ 96,663,296
                                              Class R4                        $     10,364
                                              Class W                         $      5,121
Net asset value per share of outstanding
   capital stock:                             Class A shares       375,624    $      10.37
                                              Class B shares         1,000    $      10.36
                                              Class C shares         1,000    $      10.36
                                              Class I shares     9,312,136    $      10.38
                                              Class R4 shares        1,000    $      10.36
                                              Class W shares           494    $      10.37
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  17

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest                                                        $2,014,466
Income distributions from affiliated money market fund (Note
   6)                                                              369,828
   Less foreign taxes withheld                                      (1,298)
--------------------------------------------------------------------------
Total income                                                     2,382,996
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 395,632
Distribution fee
   Class A                                                          11,549
   Class B                                                              51
   Class C                                                              51
   Class W                                                               5
Transfer agency fee
   Class A                                                              32
   Class B                                                               1
   Class R4                                                              2
   Class W                                                               4
Service fee -- Class R4                                                  1
Administrative services fees and expenses                           35,562
Plan administration services fee -- Class R4                            10
Compensation of board members                                          708
Custodian fees                                                       5,385
Printing and postage                                                13,025
Registration fees                                                   23,348
Professional fees                                                   11,932
Other                                                                1,033
--------------------------------------------------------------------------
Total expenses                                                     498,331
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                       (2,735)
--------------------------------------------------------------------------
                                                                   495,596
   Earnings and bank fee credits on cash balances (Note 2)            (304)
--------------------------------------------------------------------------
Total net expenses                                                 495,292
--------------------------------------------------------------------------
Investment income (loss) -- net                                  1,887,704
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                   11,551
   Foreign currency transactions                                 3,451,968
   Payment from affiliate (Note 1)                                  44,795
--------------------------------------------------------------------------
Net realized gain (loss) on investments                          3,508,314
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                           (93,632)
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            3,414,682
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $5,302,386
==========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR THE PERIOD FROM
                                                     APRIL 30, 2007      JUNE 15, 2006* TO
                                                    SIX MONTHS ENDED       OCT. 31, 2006
                                                      (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                       $  1,887,704          $   846,221
Net realized gain (loss) on investments                  3,508,314              738,569
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities in
   foreign currencies                                      (93,632)             107,402
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       5,302,386            1,692,192
-------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (179,428)            (124,233)
      Class B                                                 (167)                 (95)
      Class C                                                 (167)                 (95)
      Class I                                           (1,730,913)            (684,162)
      Class R4                                                (209)                (130)
      Class W                                                  (80)                 N/A
   Net realized gain
      Class A                                              (98,464)                  --
      Class B                                                  (99)                  --
      Class C                                                  (99)                  --
      Class I                                             (704,931)                  --
      Class R4                                                 (99)                  --
      Class W                                                  (49)                 N/A
-------------------------------------------------------------------------------------------
Total distributions                                     (2,714,705)            (808,715)
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class I shares                                       24,110,747           67,145,518
   Class W shares                                            5,000                  N/A
Reinvestment of distributions at net asset value
   Class I shares                                        2,435,528              684,028
Payments for redemptions
   Class A shares                                       (6,400,000)                  --
   Class I shares                                         (357,276)            (475,083)
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                   19,793,999           67,354,463
-------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                 22,381,680           68,237,940
Net assets at beginning of period (Note 1)              78,213,440            9,975,500**
-------------------------------------------------------------------------------------------
Net assets at end of period                           $100,595,120          $78,213,440
===========================================================================================
Undistributed net investment income                   $     27,321          $    50,581
-------------------------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $10,000,000 was contributed on June 8, 2006. The Fund had a decrease in net assets resulting from operations of $24,500 during the period from June 8, 2006 to June 15, 2006 (when shares became publicly available).
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  19

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to April 30, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in short-term debt obligations and forward foreign currency contracts. On June 8, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $10,000,000 in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 1,000 shares for Class I and 1,000 shares for Class R4), which represented the initial capital for each class at $10 per share. Operations commenced on June 15, 2006.

As of the date of this report the Fund is only available to certain limited institutional investors and to investors purchasing Class W shares in authorized investment programs managed by investment professionals, including discretionary managed account programs.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At April 30, 2007, Ameriprise Financial owned 100% of Class A, B, C and R4 shares and Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, offered through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At April 30, 2007, Ameriprise Financial owned 100% of Class W shares.

--------------------------------------------------------------------------------

 20 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

At April 30, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  21

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At April 30, 2007, the Fund has entered into outstanding when-issued securities of $1,000,000.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------

 22 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

PAYMENT FROM AFFILIATE

During the six months ended April 30, 2007, Ameriprise Financial voluntarily reimbursed the Fund $44,795 for a loss on a trading error.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  23

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 24 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.89% to 0.70% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $1,364 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  25

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 26 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

For the six months ended April 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.35% for Class A, 2.10% for Class B, 2.10% for Class C, 1.09% for Class I and 1.30% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $2, and the management fees waived at the Fund level were $2,733. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.47% for Class A, 2.23% for Class B, 2.23% for Class C, 1.12% for Class I, 1.31% for Class R4 and 1.57% for Class W of the Fund's average daily net assets.

During the six months ended April 30, 2007, the Fund's custodian and transfer agency fees were reduced by $304 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $9,795,115 and $7,826,544, respectively, for the six months ended April 30, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  27

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                          SIX MONTHS ENDED APRIL 30, 2007
                       CLASS A    CLASS B    CLASS C     CLASS I    CLASS R4(A)   CLASS W(B)
--------------------------------------------------------------------------------------------
Sold                         --         --         --   2,364,248          --        494
Issued for reinvested
 distributions               --         --         --     239,676          --         --
Redeemed               (620,376)        --         --     (34,937)         --         --
--------------------------------------------------------------------------------------------
Net increase
 (decrease)            (620,376)        --         --   2,568,987          --        494
--------------------------------------------------------------------------------------------

                                         JUNE 15, 2006(C) TO OCT. 31, 2006
                       CLASS A    CLASS B    CLASS C     CLASS I    CLASS R4(A)
--------------------------------------------------------------------------------------------
Sold                         --         --         --   6,721,344          --
Issued for reinvested
 distributions               --         --         --      67,960          --
Redeemed                     --         --         --     (47,155)         --
--------------------------------------------------------------------------------------------
Net increase
 (decrease)                  --         --         --   6,742,149          --
--------------------------------------------------------------------------------------------

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  For the period from Dec. 1, 2006 (inception date) to April 30, 2007.
(c)  When shares became publicly available.

--------------------------------------------------------------------------------

 28 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2007, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                          CURRENCY TO        CURRENCY TO        UNREALIZED      UNREALIZED
EXCHANGE DATE            BE DELIVERED        BE RECEIVED       APPRECIATION    DEPRECIATION
--------------------------------------------------------------------------------------------
May 23, 2007                 16,326,000           14,561,055     $     --        $147,054
                        Canadian Dollar          U.S. Dollar
May 23, 2007              2,914,354,000           24,636,116      174,594              --
                           Japanese Yen          U.S. Dollar
May 23, 2007                 13,485,000              113,146          292              --
                           Japanese Yen          U.S. Dollar
May 23, 2007                 11,825,000            9,816,292       24,953              --
                            Swiss Franc          U.S. Dollar
May 23, 2007                  9,811,104            4,905,000           --           3,779
                            U.S. Dollar        British Pound
May 23, 2007                 14,675,024           87,684,000       67,234              --
                            U.S. Dollar      Norwegian Krone
May 23, 2007                     89,023              120,000           --             115
                            U.S. Dollar   New Zealand Dollar
May 23, 2007                 24,489,175           32,916,000           --         141,689
                            U.S. Dollar   New Zealand Dollar
--------------------------------------------------------------------------------------------
Total                                                            $267,073        $292,637
--------------------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  29

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended April 30, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

--------------------------------------------------------------------------------

 30 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  31

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 32 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)
Fiscal period ended Oct. 31,         2007(J)         2006(B)
Net asset value, beginning of
 period                                $10.09          $9.98
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .20            .12
Net gains (losses) (both realized
 and unrealized)                          .38            .11
------------------------------------------------------------------------------------------------------------
Total from investment operations          .58            .23
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.20)          (.12)
Distributions from realized gains        (.10)            --
------------------------------------------------------------------------------------------------------------
Total distributions                      (.30)          (.12)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $10.37         $10.09
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $4            $10
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                      1.35%(e),(f)     1.37%(e),(f)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets     3.98%(f)       3.89%(f)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)        22%            12%
------------------------------------------------------------------------------------------------------------
Total return(g)                         5.88%(h),(i)     2.37%(i)
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.36% for the six months ended April 30, 2007 and 1.59% for the period ended Oct. 31, 2006.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h) During the six months ended April 30, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(i)  Not annualized.
(j)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  33

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,          2007(J)            2006(B)
Net asset value, beginning of period    $10.09             $9.97
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .16               .09
Net gains (losses) (both realized
 and unrealized)                           .38               .12
-------------------------------------------------------------------------------------------------------------
Total from investment operations           .54               .21
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (.17)             (.09)
Distributions from realized gains         (.10)               --
-------------------------------------------------------------------------------------------------------------
Total distributions                       (.27)             (.09)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $10.36            $10.09
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $--               $--
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                       2.10%(e),(f)      2.16%(e),(f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      3.26%(f)          3.11%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         22%               12%
-------------------------------------------------------------------------------------------------------------
Total return(g)                          5.39%(h),(i)      2.16%(i)
-------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.11% for the six months ended April 30, 2007 and 2.38% for the period ended Oct. 31, 2006.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h) During the six months ended April 30, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(i)  Not annualized.
(j)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 34 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,          2007(J)            2006(B)
Net asset value, beginning of period    $10.09             $9.97
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .16               .09
Net gains (losses) (both realized
 and unrealized)                           .38               .12
-------------------------------------------------------------------------------------------------------------
Total from investment operations           .54               .21
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (.17)             (.09)
Distributions from realized gains         (.10)               --
-------------------------------------------------------------------------------------------------------------
Total distributions                       (.27)             (.09)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $10.36            $10.09
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $--               $--
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                       2.10%(e),(f)      2.16%(e),(f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      3.26%(f)          3.11%(f)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         22%               12%
-------------------------------------------------------------------------------------------------------------
Total return(g)                          5.39%(h),(i)      2.16%(i)
-------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.11% for the six months ended April 30, 2007 and 2.38% for the period ended Oct. 31, 2006.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h) During the six months ended April 30, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(i)  Not annualized.
(j)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  35

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,          2007(J)            2006(B)
Net asset value, beginning of period    $10.10             $9.98
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .21               .13
Net gains (losses) (both realized
 and unrealized)                           .39               .12
-------------------------------------------------------------------------------------------------------------
Total from investment operations           .60               .25
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (.22)             (.13)
Distributions from realized gains         (.10)               --
-------------------------------------------------------------------------------------------------------------
Total distributions                       (.32)             (.13)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $10.38            $10.10
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $97               $68
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                       1.09%(e),(f)      1.12%(e),(f)
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets      4.28%(e)          4.37%(e)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         22%               12%
-------------------------------------------------------------------------------------------------------------
Total return(g)                          6.02%(h),(i)      2.56%(i)
-------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.10% for the six months ended April 30, 2007 and 1.34% for the period ended Oct. 31, 2006.
(g)  Total return does not reflect payment of a sales charge.
(h) During the six months ended April 30, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(i)  Not annualized.
(j)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 36 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,         2007(J)         2006(B)
Net asset value, beginning of
 period                                $10.09          $9.98
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .21            .13
Net gains (losses) (both realized
 and unrealized)                          .37            .11
------------------------------------------------------------------------------------------------------------
Total from investment operations          .58            .24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.21)          (.13)
Distributions from realized gains        (.10)            --
------------------------------------------------------------------------------------------------------------
Total distributions                      (.31)          (.13)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $10.36         $10.09
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $--            $--
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                      1.30%(e),(f)     1.23%(e),(f)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net assets     4.06%(f)       4.04%(f)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)        22%            12%
------------------------------------------------------------------------------------------------------------
Total return(g)                         5.83%(h),(i)     2.42%(i)
------------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.35% for the six months ended April 30, 2007 and 1.45% for the period ended Oct. 31, 2006.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h) During the six months ended April 30, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(i)  Not annualized.
(j)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  37

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT 31,            2007(B)
Net asset value, beginning of period     $10.13
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .17
Net gains (losses) (both realized and
 unrealized)                                .33
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .50
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.16)
Distributions from realized gains          (.10)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.37
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.53%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.93%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          22%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           5.04%(g),(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to April 30, 2007 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g) During the six months ended April 30, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(h)  Not annualized.

--------------------------------------------------------------------------------

 38 RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

         RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2007 SEMIANNUAL
                                                                      REPORT  39

     RIVERSOURCE(R) ABSOLUTE RETURN CURRENCY AND INCOME FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6512 A (6/07)

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
EMERGING MARKETS FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
APRIL 30, 2007


RIVERSOURCE EMERGING MARKETS FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

Fund Expenses Example...............     10

Investments in Securities...........     12

Financial Statements................     17

Notes to Financial Statements.......     21

Approval of Investment Management
   Services Agreement...............     38

Proxy Voting........................     41

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT APRIL 30, 2007

FUND OBJECTIVE

RiverSource Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Brazil                                                                           13.4
South Korea                                                                      10.8
Russia                                                                            9.7
Taiwan                                                                            9.4
South Africa                                                                      9.3
Mexico                                                                            8.0
Other(1)                                                                         39.4

(1) Includes Hong Kong 6.3%, Indonesia 3.4%, India 2.9%, Israel 2.5%, Malaysia 2.5%, Chile 2.3%, Singapore 2.3%, Luxembourg 2.1%, Czech Republic 1.6%, Turkey 1.5%, Argentina 1.2%, Hungary 1.1%, United Kingdom 1.1%, Colombia 1.0%, Egypt 1.0%, Poland 1.0%, Peru 0.9%, Bermuda 0.8%, China 0.7%,
     Philippine Islands 0.7%, Thailand 0.7%, Bahamas 0.6%, Canada 0.6% and Cash & Cash Equivalents 0.6%.

TOP TEN HOLDINGS

Percentage of portfolio assets

America Movil ADR Series L (Mexico)   3.6%
Taiwan Semiconductor Mfg (Taiwan)     3.6%
China Mobile (Hong Kong)              3.5%
Petroleo Brasileiro ADR (Brazil)      3.0%
Gazprom ADR (Russia)                  3.0%
Kookmin Bank (South Korea)            2.7%
Naspers Series N (South Africa)       2.5%
Companhia Vale do Rio Doce ADR
   (Brazil)                           2.4%
Impala Platinum Holdings (South
   Africa)                            2.4%
Banco Santander Chile ADR (Chile)     2.3%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

                  RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT APRIL 30, 2007

STYLE MATRIX
(STYLE MATRIX GRAPHIC)


          STYLE
VALUE    BLEND    GROWTH
         X                 LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

THREADNEEDLE INTERNATIONAL LIMITED

                             YEARS IN INDUSTRY
Julian Thompson                     14
Jules Mort                          10

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     IDEAX          11/13/96
Class B                     IEMBX          11/13/96
Class C                        --          06/26/00
Class I                     RSRIX          03/04/04
Class R4(1)                    --          11/13/96
Total net assets                        $627.1 million
Number of holdings                               85

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

--------------------------------------------------------------------------------

 4 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2007

                                  (BAR CHART)

Riversource Emerging Markets Fund Class A
  (excluding sales charge)                             +18.95

Morgan Stanley Capital International (MSCI)
  Emerging Markets Index(1) (unmanaged)                +20.27

Lipper Emerging Markets Funds Index(2)                 +19.44

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                               TOTAL
Class A                                                        1.81%
Class B                                                        2.57%
Class C                                                        2.58%
Class I                                                        1.35%
Class R4(a)                                                    1.65%(b)

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that increased the management fee by 0.02%), will not exceed 1.64% for Class R4.

--------------------------------------------------------------------------------

                  RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT APRIL 30, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 11/13/96)         +18.95%    +17.81%   +31.95%   +23.76%    +9.54%     +10.43%
 Class B (inception 11/13/96)         +18.58%    +16.95%   +30.99%   +22.83%    +8.70%      +9.58%
 Class C (inception 6/26/00)          +18.54%    +16.90%   +30.95%   +22.85%      N/A      +12.60%
 Class I (inception 3/4/04)           +19.30%    +18.39%   +32.59%      N/A       N/A      +26.96%
 Class R4** (inception 11/13/96)      +19.12%    +18.09%   +32.20%   +24.04%    +9.74%     +10.64%

WITH SALES CHARGE
 Class A (inception 11/13/96)         +12.11%    +11.04%   +29.37%   +22.30%    +8.89%      +9.81%
 Class B (inception 11/13/96)         +14.00%    +12.43%   +30.20%   +22.66%    +8.70%      +9.58%
 Class C (inception 6/26/00)          +17.63%    +15.99%   +30.95%   +22.85%      N/A      +12.60%

AT MARCH 31, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 11/13/96)         +23.43%    +22.16%   +26.65%   +22.84%    +9.26%     +10.19%
 Class B (inception 11/13/96)         +23.06%    +21.23%   +25.69%   +21.88%    +8.42%      +9.34%
 Class C (inception 6/26/00)          +22.99%    +21.29%   +25.74%   +21.95%      N/A      +12.26%
 Class I (inception 3/4/04)           +23.64%    +22.73%   +27.26%      N/A       N/A      +26.46%
 Class R4** (inception 11/13/96)      +23.54%    +22.29%   +26.88%   +23.04%    +9.45%     +10.38%

WITH SALES CHARGE
 Class A (inception 11/13/96)         +16.34%    +15.14%   +24.17%   +21.40%    +8.61%      +9.56%
 Class B (inception 11/13/96)         +18.31%    +16.55%   +24.84%   +21.70%    +8.42%      +9.34%
 Class C (inception 6/26/00)          +22.04%    +20.35%   +25.74%   +21.95%      N/A      +12.26%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, RiverSource Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the six months ended April 30, 2007. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource Emerging Markets Fund perform for the period?

A: The Fund increased 18.95% for the six-month period ended April 30, 2007.
   The Fund underperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Index (MSCI Index), which increased 20.27%. The Fund also underperformed its peer group, the Lipper Emerging Markets Funds Index, which increased 19.44% for the six-month time frame.

Q: What factors most significantly affected performance?

A: The Fund benefited from a greater-than-MSCI Index position in Latin America, which was the best performing region during the period. The Fund also benefited from having relatively low exposure to Asia, which was the worst performing area during the six-month period. Within these regions, the Fund's exposure to Brazil and Mexico was helpful, but low exposure to China and India offset some of that benefit.

   Within Latin America, the Fund's holding in Companhia Vale do Rio Doce, a Brazilian iron ore producer, was a major success. The company performed very strongly after its acquisition of Inco, the Canadian nickel producer. However, the Fund's holding in pulp producer Aracruz Celulose, also based in Brazil, turned in disappointing performance during the period.

   The financials and telecommunications sectors have been particularly strong areas of performance for the Fund. Notable successes include Garanti Bank in Turkey, China Merchants Bank in China and Partner Communications in Israel. The Fund's holding in Maxis Communications, a Malaysian mobile telecommunications operator, also added value to the Fund after the company received a takeover bid at a large premium.

--------------------------------------------------------------------------------

                  RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

   Weak performers during the period include Bajaj Hindustan, an Indian sugar producer, and Suzlon Energy, a marker of wind turbines also based in India. Bajaj Hindustan was sold during the period as the sugar price weakened significantly. Prime Success International Group, a Hong Kong-based shoemaker with outlets in China, was also a poor performer following a profits warning.

   THE FUND BENEFITED FROM A GREATER-THAN-MSCI INDEX POSITION IN LATIN AMERICA, WHICH WAS THE BEST PERFORMING REGION DURING THE PERIOD.


Q: What changes did you make to the Fund?

A: We reduced the Fund's exposure to the energy sector because we do not see much potential earnings growth in the sector. The Fund had a significant overweight relative to the MSCI Index in the energy sector and now the Fund is significantly underweight. We reinvested money from the energy sector into the telecommunications sector. The Fund is now overweight in telecommunications relative to the MSCI Index. We believe that telecommunications stocks have been undervalued, so we added some wireless telecommunications holdings to the Fund's portfolio. We also added exposure to the information technology sector during the period.

   We sold the Fund's holding in a Mexican-based cement producer that has a lot of exposure to the U.S. housing market and to Spain, where there are also concerns about the outlook for the economy in general and the housing market in particular. We also removed a long-term holding in a Russian brewery stock, which has produced disappointing earnings figures recently. We reduced our stake in Samsung Electronics following disappointing first quarter results from the South Korean company. During the period we added Mexican mobile firm America Movil, which announced very strong first quarter results.

   WE REDUCED THE FUND'S EXPOSURE TO THE ENERGY SECTOR BECAUSE WE DO NOT SEE MUCH POTENTIAL EARNINGS GROWTH IN THE SECTOR.


--------------------------------------------------------------------------------

 8 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q: How are you positioning the Fund in the coming months?

A: Interest rates have risen in a number of different countries -- including
   Mexico and India -- partly reflecting food price inflation, which tends to be a large component of the inflation basket in many emerging economies. But we remain cautiously optimistic about the outlook for emerging markets. We expect corporate earnings to grow by a still robust 15% or so -- albeit down from last year.

   The Fund remains overweight in Latin America, underweight in Asia and slightly less than neutral in Eastern Europe, the Middle East and Africa.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                  RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  9

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 10 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             NOV. 1, 2006    APRIL 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,189.50         $ 9.83           1.81%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.82         $ 9.05           1.81%
 Class B
   Actual(b)                    $1,000         $1,185.80         $13.93           2.57%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,012.05         $12.82           2.57%
 Class C
   Actual(b)                    $1,000         $1,185.40         $13.93           2.57%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,012.05         $12.82           2.57%
 Class I
   Actual(b)                    $1,000         $1,193.00         $ 7.45           1.37%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.00         $ 6.85           1.37%
 Class R4
   Actual(b)                    $1,000         $1,191.20         $ 9.02(c)        1.66%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,016.56         $ 8.30(c)        1.66%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended April 30, 2007: +18.95% for Class A, +18.58% for Class B, +18.54% for Class C, +19.30% for Class I and +19.12% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.64% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the entire six-month period ended April 30, 2007, the actual expenses paid for Class R4 would have been $9.07 and the hypothetical expenses paid for Class R4 would have been $8.35.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  11

INVESTMENTS IN SECURITIES

APRIL 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.0%)(c)
ISSUER                                            SHARES                   VALUE(A)
ARGENTINA (1.2%)
REAL ESTATE MANAGEMENT & DEVELOPMENT
IRSA Inversiones y Representaciones GDR             368,158(b)           $7,701,865
-----------------------------------------------------------------------------------

BAHAMAS (0.6%)
MARINE
Ultrapetrol Bahamas                                 186,627(b)            3,919,167
-----------------------------------------------------------------------------------

BERMUDA (0.8%)
REAL ESTATE MANAGEMENT & DEVELOPMENT
Hongkong Land Holdings                            1,123,000               5,226,169
-----------------------------------------------------------------------------------

BRAZIL (12.3%)
AIRLINES (1.9%)
GOL Linhas Aereas Inteligentes ADR                  406,711              11,599,398
-----------------------------------------------------------------------------------

BEVERAGES (0.9%)
AmBev ADR                                            96,333               5,627,774
-----------------------------------------------------------------------------------

CHEMICALS (0.6%)
Braskem Series A                                    462,700               3,945,291
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Cyrela Brazil Realty                                547,600               5,945,092
-----------------------------------------------------------------------------------

METALS & MINING (2.5%)
Companhia Vale do Rio Doce ADR                      370,318              15,038,614
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.1%)
Petroleo Brasileiro ADR                             186,535              18,882,938
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.5%)
Aracruz Celulose ADR                                169,891               9,342,306
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
BRAZIL (CONT.)

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
Tim Participacoes                               419,808,000              $2,216,416
Tim Participacoes ADR                               100,941               3,639,933
                                                                    ---------------
Total                                                                     5,856,349
-----------------------------------------------------------------------------------

CANADA (0.6%)
METALS & MINING
Aur Resources                                       170,000               3,735,405
-----------------------------------------------------------------------------------

CHILE (2.2%)
COMMERCIAL BANKS
Banco Santander Chile ADR                           283,963              14,027,772
-----------------------------------------------------------------------------------

CHINA (0.7%)
MARINE (0.2%)
Yangzijiang Shipbuilding Holdings                 1,698,000(b)            1,475,550
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
China Shenhua Energy Series H                     1,206,500               2,981,624
-----------------------------------------------------------------------------------

COLOMBIA (1.0%)
COMMERCIAL BANKS
BanColombia ADR                                     225,004               6,313,612
-----------------------------------------------------------------------------------

CZECH REPUBLIC (1.6%)
PHARMACEUTICALS
Zentiva                                             140,660              10,068,935
-----------------------------------------------------------------------------------

EGYPT (1.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telecom Egypt                                     2,214,681               6,211,648
-----------------------------------------------------------------------------------

HONG KONG (6.2%)
COMMERCIAL BANKS (1.1%)
Bank of East Asia                                 1,106,000               6,788,448
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 12 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HONG KONG (CONT.)

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
China Overseas Land & Investment                  5,760,000              $6,986,451
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Prime Success Intl Group                          5,420,973               3,564,241
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.4%)
China Mobile                                      2,403,000              21,644,472
-----------------------------------------------------------------------------------

HUNGARY (1.1%)
OIL, GAS & CONSUMABLE FUELS
MOL Magyar Olaj-es Gazipari                          55,694               6,788,614
-----------------------------------------------------------------------------------

INDIA (2.8%)
ELECTRICAL EQUIPMENT (1.4%)
Bharat Heavy Electricals                             62,383               3,744,581
Suzlon Energy                                       183,562               5,248,735
                                                                    ---------------
Total                                                                     8,993,316
-----------------------------------------------------------------------------------

IT SERVICES (1.4%)
Satyam Computer Services                            773,446               8,813,352
-----------------------------------------------------------------------------------

INDONESIA (3.3%)
AUTOMOBILES (0.9%)
PT Astra Intl                                     3,716,000               5,841,344
-----------------------------------------------------------------------------------

GAS UTILITIES (0.9%)
Perusahaan Gas Negara                             4,989,500               5,716,274
-----------------------------------------------------------------------------------

MACHINERY (0.7%)
United Tractors                                   5,397,500               4,645,857
-----------------------------------------------------------------------------------

MARINE (0.8%)
Berlian Laju Tanker                              21,904,000(b)            4,715,978
-----------------------------------------------------------------------------------

ISRAEL (2.5%)
PHARMACEUTICALS (1.0%)
Teva Pharmaceutical Inds ADR                        162,001               6,206,258
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
Partner Communications                              571,546               9,400,839
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

LUXEMBOURG (2.1%)
ENERGY EQUIPMENT & SERVICES (1.1%)
Tenaris ADR                                         145,243              $6,733,465
-----------------------------------------------------------------------------------

METALS & MINING (1.0%)
Ternium ADR                                         231,715(b)            6,233,134
-----------------------------------------------------------------------------------

MALAYSIA (2.5%)
COMMERCIAL BANKS (0.5%)
Bumiputra-Commerce Holdings                         996,600               3,126,799
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.9%)
Genting Group                                     2,241,000               5,545,090
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Maxis Communications                              1,657,300               7,026,564
-----------------------------------------------------------------------------------

MEXICO (7.9%)
COMMERCIAL BANKS (1.4%)
Grupo Financiero Banorte Series O                 2,029,500               8,823,671
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.6%)
Consorcio ARA                                     2,650,000               4,331,726
Corporacion GEO Series B                            986,200(b)            5,411,645
                                                                    ---------------
Total                                                                     9,743,371
-----------------------------------------------------------------------------------

METALS & MINING (0.9%)
Grupo Mexico Series B                             1,017,000               5,479,426
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
Grupo Famsa                                         532,000(b)            3,206,400
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.5%)
America Movil ADR Series L                          428,979              22,534,266
-----------------------------------------------------------------------------------

PERU (0.9%)
METALS & MINING
Hochschild Mining                                   813,944(b)            5,726,208
-----------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.7%)
REAL ESTATE MANAGEMENT & DEVELOPMENT
Filinvest Land                                  122,749,000(b)            4,516,033
-----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

POLAND (1.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikacja Polska                              763,530              $6,119,183
-----------------------------------------------------------------------------------

RUSSIA (9.2%)
ENERGY EQUIPMENT & SERVICES (1.2%)
TMK GDR                                             210,059(b,d,e)        7,646,148
TMK Series S                                              1(b)                    9
                                                                    ---------------
Total                                                                     7,646,157
-----------------------------------------------------------------------------------

MEDIA (0.9%)
CTC Media                                           220,851(b)            5,759,794
-----------------------------------------------------------------------------------

METALS & MINING (1.0%)
Mechel ADR                                          191,852               6,265,886
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.1%)
Gazprom ADR                                         470,679              18,407,650
NovaTek GDR                                          20,333(d,e)          1,016,650
                                                                    ---------------
Total                                                                    19,424,300
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.0%)
Mobile Telesystems ADR                              163,744               9,022,294
Vimpel-Communications ADR                           100,718(b)            9,745,474
                                                                    ---------------
Total                                                                    18,767,768
-----------------------------------------------------------------------------------

SINGAPORE (2.3%)
FOOD PRODUCTS (1.2%)
China Fishery Group                               1,336,000               4,338,171
Golden Agri-Resources                             2,023,741               3,266,262
                                                                    ---------------
Total                                                                     7,604,433
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
Keppel Land                                       1,218,000               7,034,579
-----------------------------------------------------------------------------------

SOUTH AFRICA (9.2%)
DIVERSIFIED FINANCIAL SERVICES (1.6%)
FirstRand                                         2,843,403              10,059,531
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
Massmart Holdings                                   643,607               8,918,234
-----------------------------------------------------------------------------------

MEDIA (2.5%)
Naspers Series N                                    617,808              15,512,557
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOUTH AFRICA (CONT.)

METALS & MINING (3.7%)
Anglo Platinum                                       52,722              $8,472,020
Impala Platinum Holdings                            462,829              14,934,236
                                                                    ---------------
Total                                                                    23,406,256
-----------------------------------------------------------------------------------

SOUTH KOREA (10.8%)
COMMERCIAL BANKS (4.9%)
Kookmin Bank                                        190,335              17,049,565
Shinhan Financial Group                             117,090               6,598,078
Woori Finance Holdings                              251,740               6,268,235
                                                                    ---------------
Total                                                                    29,915,878
-----------------------------------------------------------------------------------

MACHINERY (2.5%)
Doosan Infracore                                    259,030               8,244,301
Hyundai Heavy Inds                                   28,742               7,249,833
                                                                    ---------------
Total                                                                    15,494,134
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Yuhan                                                40,322               6,578,847
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Hynix Semiconductor                                 167,549(b)            5,715,389
Samsung Electronics                                  15,588               9,542,211
                                                                    ---------------
Total                                                                    15,257,600
-----------------------------------------------------------------------------------

TAIWAN (9.4%)
COMMUNICATIONS EQUIPMENT (0.6%)
Compal Communications                             1,144,000               3,997,504
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Delta Electronics                                 1,968,000               6,143,208
Hon Hai Precision Industry                        1,563,772              10,305,522
Tripod Technology                                   678,000               2,527,722
                                                                    ---------------
Total                                                                    18,976,452
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Chong Hong Construction                           1,376,418               2,575,594
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
TAIWAN (CONT.)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.3%)
MediaTek                                            546,400              $6,790,907
Powertech Technology                                926,000               3,448,703
Taiwan Semiconductor Mfg                         10,992,235              22,360,937
                                                                    ---------------
Total                                                                    32,600,547
-----------------------------------------------------------------------------------

THAILAND (0.7%)
HEALTH CARE PROVIDERS & SERVICES
Bumrungrad Hospital                               2,929,000               4,327,276
-----------------------------------------------------------------------------------

TURKEY (1.4%)
COMMERCIAL BANKS (1.4%)
Turkiye Garanti Bankasi                           1,878,963               9,059,853
-----------------------------------------------------------------------------------

UNITED KINGDOM (1.0%)
COMMERCIAL BANKS
Standard Chartered                                  212,795               6,576,755
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $507,783,494)                                                   $608,578,498
-----------------------------------------------------------------------------------

PREFERRED STOCKS (1.5%)
ISSUER                                            SHARES                   VALUE(A)
BRAZIL (1.1%)
Eletropaulo Metropolitana de Sao Paulo Series
 B                                              137,011,000              $7,101,183
-----------------------------------------------------------------------------------

RUSSIA (0.4%)
Transneft                                             1,293               2,433,681
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $7,815,576)                                                       $9,534,864
-----------------------------------------------------------------------------------

MONEY MARKET FUND (0.6%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  3,660,583(f)           $3,660,583
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $3,660,583)                                                       $3,660,583
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $519,259,653)(g)                                                $621,773,945
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the value of these securities amounted to $8,662,798 or 1.4% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at April 30, 2007, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
NovaTek GDR*                                    03-26-07                $1,210,297
TMK GDR*                                        10-31-06                 4,537,274

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  15

(g) At April 30, 2007, the cost of securities for federal income tax purposes was approximately $519,260,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $109,089,000
Unrealized depreciation                                             (6,575,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $102,514,000
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 16 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $515,599,070)          $618,113,362
   Affiliated money market fund (identified cost $3,660,583)
   (Note 6)                                                        3,660,583
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $519,259,653)                                                 621,773,945
Foreign currency holdings (identified cost $1,302,343) (Note
   1)                                                              1,290,655
Capital shares receivable                                            196,863
Dividends and accrued interest receivable                          1,237,582
Receivable for investment securities sold                         16,942,037
----------------------------------------------------------------------------
Total assets                                                     641,441,082
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                  1,643,231
Capital shares payable                                               150,440
Payable for investment securities purchased                       12,079,987
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                     230
Accrued investment management services fee                            56,677
Accrued distribution fee                                              17,603
Accrued transfer agency fee                                            5,724
Accrued administrative services fee                                    4,128
Accrued plan administration services fee                                 161
Other accrued expenses                                               334,579
----------------------------------------------------------------------------
Total liabilities                                                 14,292,760
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $627,148,322
============================================================================

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  17

APRIL 30, 2007 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    597,822
Additional paid-in capital                                       446,603,823
Undistributed net investment income                                   76,637
Accumulated net realized gain (loss)                              77,370,898
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                           102,499,142
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $627,148,322
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $481,999,843
                                             Class B                          $ 85,299,943
                                             Class C                          $  5,269,121
                                             Class I                          $ 46,864,959
                                             Class R4                         $  7,714,456
Net asset value per share of outstanding
   capital stock:                            Class A shares     45,461,607    $      10.60
                                             Class B shares      8,749,828    $       9.75
                                             Class C shares        538,746    $       9.78
                                             Class I shares      4,319,489    $      10.85
                                             Class R4 shares       712,562    $      10.83
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                       $  6,226,738
Interest                                                              11,257
Income distributions from affiliated money market fund (Note
   6)                                                                187,888
   Less foreign taxes withheld                                      (717,186)
----------------------------------------------------------------------------
Total income                                                       5,708,697
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 3,399,196
Distribution fee
   Class A                                                           574,981
   Class B                                                           410,789
   Class C                                                            25,745
Transfer agency fee
   Class A                                                           447,830
   Class B                                                            85,286
   Class C                                                             5,228
   Class R4                                                            2,612
Service fee -- Class R4                                                  701
Administrative services fees and expenses                            236,924
Plan administration services fee
   Class R4                                                            7,075
Compensation of board members                                          5,643
Custodian fees                                                       321,056
Printing and postage                                                  57,316
Registration fees                                                     31,170
Professional fees                                                     18,301
Other                                                                 17,347
----------------------------------------------------------------------------
Total expenses                                                     5,647,200
   Earnings and bank fee credits on cash balances (Note 2)           (15,140)
----------------------------------------------------------------------------
Total net expenses                                                 5,632,060
----------------------------------------------------------------------------
Investment income (loss) -- net                                       76,637
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 79,195,351
   Foreign currency transactions                                    (558,559)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           78,636,792
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                     24,300,741
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            102,937,533
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $103,014,170
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

                                                        APRIL 30, 2007     OCT. 31, 2006
                                                       SIX MONTHS ENDED     YEAR ENDED
                                                         (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                         $      76,637      $     429,653
Net realized gain (loss) on investments                    78,636,792        128,956,749
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                       24,300,741         19,880,782
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             103,014,170        149,267,184
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                      --           (740,974)
      Class I                                                      --           (108,672)
   Net realized gain
      Class A                                             (98,237,563)                --
      Class B                                             (18,756,980)                --
      Class C                                              (1,197,981)                --
      Class I                                              (9,663,102)                --
      Class R4                                             (1,447,453)                --
----------------------------------------------------------------------------------------
Total distributions                                      (129,303,079)          (849,646)
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                 39,449,149        119,913,683
   Class B shares                                           6,311,055         21,718,034
   Class C shares                                             667,986          1,820,806
   Class I shares                                           3,429,195         18,275,459
   Class R4 shares                                          2,637,670          3,740,915
Reinvestment of distributions at net asset value
   Class A shares                                          97,169,998            733,024
   Class B shares                                          18,551,153                 --
   Class C shares                                           1,147,176                 --
   Class I shares                                           9,658,984            108,604
   Class R4 shares                                          1,447,453                 --
Payments for redemptions
   Class A shares                                         (60,888,056)      (102,794,692)
   Class B shares (Note 2)                                (11,281,169)       (43,209,233)
   Class C shares (Note 2)                                 (1,012,254)          (758,449)
   Class I shares                                          (5,591,394)        (5,997,277)
   Class R4 shares                                         (1,771,781)        (1,609,906)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            99,925,165         11,940,968
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    73,636,256        160,358,506
Net assets at beginning of period                         553,512,066        393,153,560
----------------------------------------------------------------------------------------
Net assets at end of period                             $ 627,148,322      $ 553,512,066
========================================================================================
Undistributed net investment income                     $      76,637      $          --
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to April 30, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of emerging markets companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At April 30, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  21

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At April 30, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 2007 was $8,662,798 representing 1.38% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

 22 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  23

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2007, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

 24 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  25

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $151,459 for the six months ended April 30, 2007.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the fund.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $3,137 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

--------------------------------------------------------------------------------

 26 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $454,976 for Class A, $22,726 for Class B and $532 for Class C for the six months ended April 30, 2007.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  27

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.64% for Class R4.

During the six months ended April 30, 2007, the Fund's custodian and transfer agency fees were reduced by $15,140 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $375,054,354 and $394,313,965, respectively, for the six months ended April 30, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        SIX MONTHS ENDED APRIL 30, 2007
                            CLASS A      CLASS B     CLASS C     CLASS I    CLASS R4*
-------------------------------------------------------------------------------------
Sold                        3,744,914      650,284     67,204     316,870    247,519
Issued for reinvested
 distributions              9,935,583    2,056,669    126,760     966,865    145,035
Redeemed                   (5,790,362)  (1,161,609)  (105,377)   (540,673)  (178,645)
-------------------------------------------------------------------------------------
Net increase (decrease)     7,890,135    1,545,344     88,587     743,062    213,909
-------------------------------------------------------------------------------------

                                           YEAR ENDED OCT. 31, 2006
                            CLASS A      CLASS B     CLASS C     CLASS I    CLASS R4*
-------------------------------------------------------------------------------------
Sold                       11,771,328    2,262,284    187,493   1,795,660    359,853
Issued for reinvested
 distributions                 78,315           --         --      11,456         --
Redeemed                  (10,104,721)  (4,559,033)   (78,887)   (553,008)  (155,126)
-------------------------------------------------------------------------------------
Net increase (decrease)     1,744,922   (2,296,749)   108,606   1,254,108    204,727
-------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 28 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2007, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                           CURRENCY TO     CURRENCY TO     UNREALIZED      UNREALIZED
EXCHANGE DATE              BE DELIVERED    BE RECEIVED    APPRECIATION    DEPRECIATION
--------------------------------------------------------------------------------------
May 2, 2007                  14,500,000     1,323,899          $--            $230
                           Mexican Peso    U.S. Dollar
--------------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended April 30, 2007.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  29

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

 30 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  31

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 32 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period     $11.32          $8.23          $6.27          $5.46          $4.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01            .01            .04            .03            .02
Net gains (losses) (both realized and
 unrealized)                               1.91           3.10           1.95            .84           1.44
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.92           3.11           1.99            .87           1.46
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --           (.02)          (.03)          (.06)            --
Distributions from realized gains         (2.64)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)          (.02)          (.03)          (.06)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.60         $11.32          $8.23          $6.27          $5.46
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $482           $425           $295           $191           $155
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.81%(d)       1.81%          1.79%          1.83%          2.02%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .11%(d)        .19%           .54%           .41%           .39%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          63%           145%           124%           128%           174%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          18.95%(f)      37.85%         31.83%         16.09%         36.50%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  33

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period     $10.63          $7.77          $5.95          $5.19          $3.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)          (.05)          (.01)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.79           2.91           1.83            .81           1.38
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.76           2.86           1.82            .79           1.36
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --             --           (.03)            --
Distributions from realized gains         (2.64)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)            --             --           (.03)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.75         $10.63          $7.77          $5.95          $5.19
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $85            $77            $74            $73            $72
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.57%(d)       2.57%          2.55%          2.59%          2.80%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.67%)(d)      (.55%)         (.24%)         (.32%)         (.39%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          63%           145%           124%           128%           174%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          18.58%(f)      36.81%         30.59%         15.18%         35.51%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 34 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period     $10.66          $7.79          $5.97          $5.20          $3.84
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)          (.06)            --           (.01)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.80           2.93           1.82            .81           1.38
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.76           2.87           1.82            .80           1.36
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --             --           (.03)            --
Distributions from realized gains         (2.64)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)            --             --           (.03)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.78         $10.66          $7.79          $5.97          $5.20
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $5             $5             $3             $1             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.57%(d)       2.58%          2.56%          2.60%          2.80%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.71%)(d)      (.57%)         (.19%)         (.34%)         (.41%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          63%           145%           124%           128%           174%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          18.54%(f)      36.84%         30.54%         15.37%         35.42%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  35

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(H)            2006           2005        2004(B)
Net asset value, beginning of period     $11.50          $8.35          $6.36          $6.54
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03            .03            .06            .01
Net gains (losses) (both realized and
 unrealized)                               1.96           3.16           1.98           (.19)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.99           3.19           2.04           (.18)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --           (.04)          (.05)            --
Distributions from realized gains         (2.64)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)          (.04)          (.05)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.85         $11.50          $8.35          $6.36
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $47            $41            $19            $13
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.37%(e)       1.35%          1.30%          1.35%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .54%(e)        .63%           .97%           .79%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          63%           145%           124%           128%
-----------------------------------------------------------------------------------------------------------
Total return(f)                          19.30%(g)      38.36%         32.32%         (2.75%)(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to April 30, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 36 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period     $11.50          $8.33          $6.35          $5.52          $4.04
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02            .03            .05            .04            .03
Net gains (losses) (both realized and
 unrealized)                               1.95           3.14           1.97            .86           1.45
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.97           3.17           2.02            .90           1.48
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         --             --           (.04)          (.07)            --
Distributions from realized gains         (2.64)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.64)            --           (.04)          (.07)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.83         $11.50          $8.33          $6.35          $5.52
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $8             $6             $2            $18            $18
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.66%(d)       1.63%          1.59%          1.65%          1.87%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .28%(d)        .41%           .81%           .61%           .54%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          63%           145%           124%           128%           174%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          19.12%(f)      38.06%         31.87%         16.50%         36.63%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  37

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement between RiverSource and the subadviser (the "Subadviser") (the "Subadvisory Agreement"), the Subadviser performs portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadviser: The Board analyzed various reports and presentations they had received detailing the services performed by RiverSource and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the Subadviser, and each entity's ability to carry out its

--------------------------------------------------------------------------------

 38 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and the Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and the Subadviser were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of the Subadviser and the overall "subadvised" strategy. They noted, in particular, management's ongoing oversight and monitoring of the Subadviser's investment process and performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  39

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, they referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

 40 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                 RIVERSOURCE EMERGING MARKETS FUND -- 2007 SEMIANNUAL REPORT  41

     RIVERSOURCE(R) EMERGING MARKETS FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6344 M (6/07)

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
EMERGING MARKETS BOND FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
APRIL 30, 2007


RIVERSOURCE EMERGING MARKETS BOND
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH HIGH TOTAL RETURN THROUGH
CURRENT INCOME AND CAPITAL
APPRECIATION.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

Fund Expenses Example...............     11

Investments in Securities...........     13

Financial Statements................     17

Notes to Financial Statements.......     22

Approval of Investment Management
   Services Agreement...............     40

Proxy Voting........................     42

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT APRIL 30, 2007

FUND OBJECTIVE

RiverSource Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Brazil                                                                           17.2
Mexico                                                                           11.7
Cash & Cash Equivalents                                                          10.3
Argentina                                                                         6.6
Turkey                                                                            6.5
Indonesia                                                                         6.1
Other(1)                                                                         41.6

(1) Includes Philippine Islands 5.4%, Russia 5.3%, Colombia 4.7%, Luxembourg 4.4%, Dominican Republic 3.4%, Uruguay 3.2%, Venezuela 3.0%, Panama 2.0%, Peru 1.9%, El Salvador 1.6%, Kazakhstan 1.5%, Ukraine 1.0%, Cayman Islands 0.9%, Jamaica 0.9%, Netherlands 0.7%, United Kingdom 0.7%, Costa Rica 0.6%, United States 0.3% and Malaysia 0.1%.

QUALITY BREAKDOWN

Percentage of bond portfolio assets
(PIE CHART)

AA bonds                                                                          1.6
A bonds                                                                           1.8
BBB bonds                                                                        16.5
BB bonds                                                                         55.1
B bonds                                                                          22.2
Non-rated bonds                                                                   2.8

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

             RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT APRIL 30, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
                           HIGH
                           MEDIUM        QUALITY
         X                 LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGER

                           YEARS IN INDUSTRY
Nicholas Pifer, CFA*                 17

* The Fund is managed by a team of portfolio managers led by Nicholas Pifer.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                        --          02/16/06
Class B                        --          02/16/06
Class C                        --          02/16/06
Class I                     RSMIX          02/16/06
Class R4(1)                    --          02/16/06
Class W                     REMWX          12/01/06
Total net assets                        $79.8 million
Number of holdings                              107

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

Weighted average life(2)           11.8 years
Effective duration(3)               7.0 years
Weighted average bond rating(4)            BB

(2) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2007

                                  (BAR CHART)

RiverSource Emerging Markets Bond Fund Class A
  (excluding sales charge)                              +7.25

J.P. Morgan Emerging Markets Bond Index
  (EMBI)-Global(1)(unmanaged)                           +5.29

Lipper Emerging Markets Debt Funds Index(2)             +6.90

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(1) The J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Debt Funds Index includes the 10 largest emerging markets debt funds tracked by Lipper Inc. The index's returns include reinvested dividends.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.81%                        1.45%
Class B                                           2.57%                        2.21%
Class C                                           2.57%                        2.21%
Class I                                           1.46%                        1.10%
Class R4(b)                                       1.79%                        1.29%
Class W(c)                                        1.94%                        1.45%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses will not exceed 1.45% for Class A, 2.21% for Class B, 2.21% for Class C, 1.10% for Class I, 1.29% for Class R4 and 1.45% for Class W.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c) Inception date for Class W is Dec. 1, 2006, expenses are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

             RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT APRIL 30, 2007
                                                             SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    INCEPTION

 Class A (inception 2/16/06)           +7.25%    +13.94%    +10.71%
 Class B (inception 2/16/06)           +6.84%    +12.95%     +9.88%
 Class C (inception 2/16/06)           +6.78%    +12.88%     +9.79%
 Class I (inception 2/16/06)           +7.41%    +14.28%    +11.02%
 Class R4** (inception 2/16/06)        +7.32%    +13.98%    +10.78%
 Class W (inception 12/1/06)             N/A        N/A      +5.98%*

WITH SALES CHARGE

 Class A (inception 2/16/06)           +2.15%     +8.52%     +6.31%
 Class B (inception 2/16/06)           +1.84%     +7.95%     +6.60%
 Class C (inception 2/16/06)           +5.78%    +11.88%     +9.79%

AT MARCH 31, 2007
                                                             SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    INCEPTION

 Class A (inception 2/16/06)           +7.75%    +11.98%     +9.81%
 Class B (inception 2/16/06)           +7.34%    +11.13%     +9.07%
 Class C (inception 2/16/06)           +7.27%    +11.08%     +8.97%
 Class I (inception 2/16/06)           +7.91%    +12.31%    +10.10%
 Class R4** (inception 2/16/06)        +7.82%    +12.13%     +9.96%
 Class W (inception 12/1/06)             N/A        N/A      +4.22%*

WITH SALES CHARGE

 Class A (inception 2/16/06)           +2.63%     +6.66%     +5.13%
 Class B (inception 2/16/06)           +2.34%     +6.13%     +5.52%
 Class C (inception 2/16/06)           +6.27%    +10.08%     +8.97%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Nic Pifer, portfolio manager for RiverSource Emerging Markets Bond Fund, discusses the Fund's results and positioning for the six months ended April 30, 2007.

At April 30, 2007, approximately 72% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Emerging Markets Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 29, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Emerging Markets Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 11 and 27.

Q: How did RiverSource Emerging Markets Bond Fund perform for the six months ended April 30, 2007?

A: RiverSource Emerging Markets Bond Fund's Class A shares increased 7.25%
   (excluding sales charge) for the six months ended April 30, 2007. The Fund outperformed both its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which increased 5.29%, and the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which increased 6.90%, during the same period.

Q: What factors most significantly affected the Fund's performance?

A: The Fund portfolio's holdings of assets with average yields higher than the J.P. Morgan EMBI-Global was a primary contributor to the Fund's outperformance. Fund holdings of local currency-denominated sovereign bonds and U.S. dollar-denominated corporate bonds also contributed significantly to the Fund's outperformance during the semiannual period.

   Also benefiting the Fund's returns during the period was the movement of certain foreign currencies in which the Fund was invested. For example, the Brazilian real outperformed both the U.S. dollar and the J.P. Morgan EMBI-Global during the six-month period. Several other Latin American currencies also outpaced the Fund's benchmark index.

--------------------------------------------------------------------------------

             RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

   A third factor contributing to the Fund's performance during the period was a decline in interest rates in Brazil and Colombia, where the Fund held sizable positions in local currency-denominated assets. As these bond markets rallied, the Fund's holdings there outperformed the J.P. Morgan EMBI-Global.

   Detracting somewhat from the Fund's results was the combined effect of holding a percentage of assets in cash and maintaining a duration shorter than that of the J.P. Morgan EMBI-Global during a period when U.S. Treasury rates rallied. We implemented this somewhat defensive duration strategy because we believed that U.S. Treasury rates had declined to levels that appeared too low. Rather than rising as we had anticipated though, rates continued to fall through the period. Duration is a measure of the Fund's sensitivity to interest rate changes.

Q: What changes did you make to the Fund's portfolio during the period and how is it currently positioned?

A: During the period, we gradually and opportunistically increased the portfolio's foreign currency exposure, especially in Brazil, Indonesia, Mexico and Colombia. We carried out this strategy in the context of a U.S. dollar that was depreciating against most of the major currencies during the semiannual period. Several emerging market currencies also benefitted from a robust investor risk appetite.

   Also, during the reporting period, we increased the Fund's allocation to corporate debt, as we saw attractive value in select corporate bonds. We particularly found opportunities to invest in certain corporate bonds within Brazil, Argentina and Kazakhstan.

   As of April 30, 2007, approximately 76% of the Fund's net assets were invested in sovereign debt and approximately 20% in corporate debt with the remainder in cash and cash equivalents. The Fund had its most significant allocations relative to the J.P. Morgan EMBI-Global in the bond markets of Colombia, Argentina, Uruguay, Dominican Republic, Jamaica and El Salvador. Conversely, it had its most modest exposures relative to the benchmark index in the bond markets of Venezuela, Malaysia, Turkey and Russia. The Fund had relatively neutral allocations compared to the benchmark index in the Philippines and Peru.

--------------------------------------------------------------------------------

 8 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   DURING THE PERIOD, WE GRADUALLY AND OPPORTUNISTICALLY INCREASED THE PORTFOLIO'S FOREIGN CURRENCY EXPOSURE, ESPECIALLY IN BRAZIL, INDONESIA, MEXICO AND COLOMBIA.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: Based primarily on our value analysis, we continue to seek opportunities to invest in local currency-denominated sovereign bonds and U.S. dollar-denominated corporate bonds in emerging markets. At the same time, we have begun to see increased levels of corporate debt issuance, which means careful issue selection will likely become increasingly important in the months ahead.

   From a country perspective, we are monitoring opportunities in Indonesia, as it has recently been the beneficiary of strong economic growth and a healthy balance of payments. We believe there remains attractive relative value both in its local currency-denominated debt and in its U.S. dollar-denominated issues.

   Overall, emerging markets fundamentals are strong. Many developing countries have low budget deficits, healthy current account balances and their lowest debt load in ten years. With flexible exchange rates and lower reliance on international capital, many of the vulnerabilities that triggered past periods of volatility in the sector are less of an issue today.

   Three years of double-digit annual returns from investing in emerging markets likely suggest more modest returns for 2007, as we have already seen this year to date. Nonetheless, we believe more developing countries will continue to move into the emerging markets debt sector and seek access to capital markets, presenting new investment opportunities. As existing emerging markets countries continue to grow and rely less on debt denominated in U.S. dollars, local corporations will begin to use the capital markets. We expect that many existing emerging market countries will continue to deepen their local capital markets, which should present more liquid foreign currency investment opportunities to investors as well.

   FROM A COUNTRY PERSPECTIVE, WE ARE MONITORING OPPORTUNITIES IN INDONESIA, AS IT HAS RECENTLY BEEN THE BENEFICIARY OF STRONG ECONOMIC GROWTH AND A HEALTHY BALANCE OF PAYMENTS.


--------------------------------------------------------------------------------

             RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  9

QUESTIONS & ANSWERS

   Using our top-down investment approach, we intend to continually re-evaluate the creditworthiness of each country, the strength of its economic policies and its fundamentals, and the attractiveness of its local interest rates, as we seek to identify countries, individual securities and local currency investments that present attractive relative value opportunities.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  11

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             NOV. 1, 2006    APRIL 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,072.50         $ 6.89           1.34%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.15         $ 6.71           1.34%
 Class B
   Actual(b)                    $1,000         $1,068.40         $10.87           2.12%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.28         $10.59           2.12%
 Class C
   Actual(b)                    $1,000         $1,067.80         $10.77           2.10%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.38         $10.49           2.10%
 Class I
   Actual(b)                    $1,000         $1,074.10         $ 5.19           1.01%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.79         $ 5.06           1.01%
 Class R4
   Actual(b)                    $1,000         $1,073.20         $ 6.58(c)        1.28%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.45         $ 6.41(c)        1.28%
 Class W
   Actual(d)                       N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.55         $ 6.31           1.26%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended April 30, 2007: +7.25% for Class A, +6.84% for Class B, +6.78% for Class C, +7.41% for Class I and +7.32% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.29% for Class R4. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the entire six-month period ended April 30, 2007, the actual expenses paid for Class R4 would have been $6.63 and the hypothetical expenses paid for Class R4 would have been $6.46.
(d) The actual values and expenses paid are not presented because Class W does not have a full six months of history. The inception date for Class W is Dec. 1, 2006.

--------------------------------------------------------------------------------

 12 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

APRIL 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (91.2%)(c)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ARGENTINA (6.8%)
Province of Buenos Aires
  09-14-18                           9.38%       $1,000,000(d)          $1,026,250
Province of Mendoza
  09-04-18                           5.50           321,034(d)             274,885
Republic of Argentina
  03-28-11                           7.00           325,000                326,788
  08-03-12                           5.48           150,000(f)             108,975
  09-12-13                           7.00           750,000                732,749
  04-17-17                           7.00           600,000                550,800
  12-31-33                           8.28           295,482                317,939
  12-15-35                           5.00         4,550,000(b)             691,600
Banco Hipotecario
 Sr Unsecured
  04-27-16                           9.75           975,000(d)           1,028,625
Banco Macro
  02-01-17                           8.50           300,000(d)             306,888
                                                                   ---------------
Total                                                                    5,365,499
----------------------------------------------------------------------------------

BRAZIL (17.6%)
Federative Republic of Brazil
  03-07-15                           7.88           150,000                171,750
  01-17-17                           6.00         2,150,000              2,190,850
  10-14-19                           8.88         1,078,000              1,369,060
  04-15-24                           8.88           312,000                412,308
  01-20-34                           8.25           308,000                395,934
  08-17-40                          11.00           744,000              1,009,608
Federative Republic of Brazil
 (Brazilian Real)
  01-10-28                          10.25         1,000,000                544,071
Merrill Lynch & Co
 (Brazilian Real)
  03-08-17                          10.71         2,240,000              1,157,644
Banco ABN AMRO Real
 (Brazilian Real)
  02-22-10                          16.20         1,350,000                755,242
Banco BMG
  01-15-16                           9.15           650,000(d)             702,000
Banco Bradesco
 (Brazilian Real)
  01-04-10                          14.80           800,000(d)             433,274

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
BRAZIL (CONT.)
Bertin Ltda
 Sr Unsub
  10-05-16                          10.25%         $800,000(d)            $892,999
BIE Bank & Trust
 (Brazilian Real) Sr Nts
  02-02-09                          14.10           250,000                129,325
Centrais Eletricas Brasileiras
 Sr Nts
  11-30-15                           7.75           486,000(d)             543,713
Eletropaulo Metropolitana de Sao Paulo
 (Brazilian Real)
  06-28-10                          19.13         2,400,000(d)           1,418,798
ISA Capital do Brasil
 Sr Nts
  01-30-17                           8.80           250,000(d)             269,375
JBS
  02-07-11                           9.38           400,000                422,000
JBS
 Sr Unsub
  08-04-16                          10.50           600,000(d)             687,000
Marfrig Overseas
  11-16-16                           9.63           450,000(d)             480,938
                                                                   ---------------
Total                                                                   13,985,889
----------------------------------------------------------------------------------

CAYMAN ISLANDS (0.9%)
Peru Enhanced Pass-Thru
 Zero Coupon
  05-31-18                           3.78         1,084,000(d,g)           742,540
----------------------------------------------------------------------------------

COLOMBIA (4.7%)
Republic of Colombia
  01-27-17                           7.38           480,000                528,960
  05-21-24                           8.13           152,000                181,412
  09-18-37                           7.38         1,400,000              1,565,200
Republic of Colombia
 (Colombian Peso)
  03-01-10                          11.75      1,000,000,000               506,612
  10-22-15                          12.00      1,808,000,000               991,037
                                                                   ---------------
Total                                                                    3,773,221
----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  13

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

COSTA RICA (0.6%)
Republic of Costa Rica
  02-01-12                           8.11%         $290,000(d)            $317,550
  03-20-14                           6.55           180,000(d)             185,400
                                                                   ---------------
Total                                                                      502,950
----------------------------------------------------------------------------------

DOMINICAN REPUBLIC (3.5%)
Dominican Republic
  01-23-18                           9.04           278,709(d)             323,999
  04-20-27                           8.63           250,000(d)             291,000
Aes Dominicana Energia Finance
  12-13-15                          11.00           700,000(d)             754,250
Cerveceria Nacional Dominicana
 Sr Unsecured
  03-27-12                          16.00           850,000(d)             935,150
EGE Haina Finance
  04-26-17                           9.50           450,000(d)             461,250
                                                                   ---------------
Total                                                                    2,765,649
----------------------------------------------------------------------------------

EL SALVADOR (1.6%)
Republic of El Salvador
  06-15-35                           7.65         1,140,000(d)           1,316,700
----------------------------------------------------------------------------------

INDONESIA (6.2%)
Republic of Indonesia
  04-20-15                           7.25           260,000(d)             281,125
  02-17-37                           6.63         1,450,000(d)           1,435,500
Republic of Indonesia
 (Indonesian Rupiah)
  10-15-14                          11.00      13,000,000,000            1,559,141
  07-15-17                          10.00      15,000,000,000            1,689,591
                                                                   ---------------
Total                                                                    4,965,357
----------------------------------------------------------------------------------

JAMAICA (0.9%)
Government of Jamaica
  03-15-39                           8.00           700,000                703,500
----------------------------------------------------------------------------------

KAZAKHSTAN (1.6%)
Kazkommerts Intl
  11-03-15                           8.00           300,000(d)             303,000
TuranAlem Finance
  04-25-13                           7.75           300,000(d)             296,250
  02-10-15                           8.50           400,000(d)             403,000
  01-22-37                           8.25           250,000(d)             250,938
                                                                   ---------------
Total                                                                    1,253,188
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

LUXEMBOURG (4.4%)
Gaz Capital for Gazprom
  11-22-16                           6.21%         $200,000(d)            $202,000
Gaz Capital for Gazprom
 Sr Unsecured
  03-07-22                           6.51           900,000(d)             925,875
MHP
  11-30-11                          10.25           600,000(d)             631,500
TNK-BP Finance
  07-18-16                           7.50           600,000(d)             637,981
  03-20-17                           6.63           600,000(d)             599,630
UBS (Vimplecom)
  05-23-16                           8.25           500,000(d)             536,500
                                                                   ---------------
Total                                                                    3,533,486
----------------------------------------------------------------------------------

MALAYSIA (0.1%)
TNB Capital
  05-05-15                           5.25           117,000(d)             116,396
----------------------------------------------------------------------------------

MEXICO (12.0%)
Pemex Project Funding Master Trust
  12-15-15                           5.75         1,943,000              1,973,117
  02-01-22                           8.63         2,543,000              3,206,723
  06-15-35                           6.63           100,000(d)             105,500
  06-15-35                           6.63         1,009,000              1,069,540
Mexican Fixed Rate Bonds
 (Mexican Peso)
  12-20-12                           9.00         9,600,000                927,598
  12-18-14                           9.50         4,000,000                402,791
Controladora Comerical Mexicana
 (Mexican Peso)
  03-30-27                           8.70         9,000,000(d)             817,846
Vitro
 Sr Unsecured
  02-01-17                           9.13           970,000(d)           1,018,500
                                                                   ---------------
Total                                                                    9,521,615
----------------------------------------------------------------------------------

NETHERLANDS (0.7%)
Majapahit Holding
  10-17-16                           7.75           500,000(d)             529,375
----------------------------------------------------------------------------------

PANAMA (2.0%)
Republic of Panama
  03-15-15                           7.25           503,000                550,785
  09-30-27                           8.88           250,000                323,750
  04-28-34                           8.13           575,000                704,375
                                                                   ---------------
Total                                                                    1,578,910
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

PERU (1.9%)
Republic of Peru
  05-03-16                           8.38%         $825,000               $986,700
  07-21-25                           7.35           209,000                242,440
  03-14-37                           6.55           306,000                323,748
                                                                   ---------------
Total                                                                    1,552,888
----------------------------------------------------------------------------------

PHILIPPINE ISLANDS (5.5%)
Republic of Philippines
  01-15-14                           8.25           150,000                168,000
  03-17-15                           8.88           187,000                219,491
  01-15-19                           9.88           220,000                284,625
  10-21-24                           9.50         1,241,000              1,619,505
  01-14-31                           7.75         1,046,000              1,184,595
  01-15-32                           6.38           500,000                486,875
National Power
  11-02-16                           6.88           400,000(d)             408,000
                                                                   ---------------
Total                                                                    4,371,091
----------------------------------------------------------------------------------

RUSSIA (5.3%)
Russian Federation
  03-31-10                           8.25           153,338(d)             160,238
  03-31-30                           7.50         2,553,170(d)           2,901,040
Russian Ministry of Finance
  05-14-11                           3.00           220,000                200,275
Gazstream
  07-22-13                           5.63           346,562(d)             346,995
Russian Standard Finance
 Sr Unsub
  05-05-11                           8.63           650,000(d)             657,313
                                                                   ---------------
Total                                                                    4,265,861
----------------------------------------------------------------------------------

TURKEY (6.7%)
Republic of Turkey
  01-15-14                           9.50           290,000                336,038
  03-15-15                           7.25         1,979,000              2,063,107
  09-26-16                           7.00           850,000                869,125
  02-05-25                           7.38         1,600,000              1,648,000
  02-14-34                           8.00           200,000                220,278
  03-17-36                           6.88           150,000                145,313
                                                                   ---------------
Total                                                                    5,281,861
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

UKRAINE (1.0%)
Credit Suisse First Boston Intl for City of Kiev Ukraine
  11-06-15                           8.00%         $100,000(d)            $106,000
Govt of Ukraine
  11-21-16                           6.58           200,000(d)             203,000
CS Intl
  02-09-16                           8.40           300,000                312,300
Standard Bank London Holdings for NAK Naftogaz
 Ukrainy
  09-30-09                           8.13           200,000                202,480
                                                                   ---------------
Total                                                                      823,780
----------------------------------------------------------------------------------

UNITED KINGDOM (0.8%)
UK SPV Credit Finance for JSC Commercial Bank
 Privatbank
  02-06-12                           8.00           600,000(d)             601,740
----------------------------------------------------------------------------------

UNITED STATES (0.3%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25           240,000                259,500
----------------------------------------------------------------------------------

URUGUAY (3.2%)
Republic of Uruguay
  05-17-17                           9.25           100,000                123,750
  11-18-22                           8.00           395,000                453,263
Republic of Uruguay
 Pay-in-kind
  01-15-33                           7.88           100,000(e)             114,750
Republica Orient Uruguay
  03-21-36                           7.63         1,208,939              1,350,988
Republica Orient Uruguay
 (Uraguay Peso)
  04-05-27                           4.25        12,135,000                524,196
                                                                   ---------------
Total                                                                    2,566,947
----------------------------------------------------------------------------------

VENEZUELA (3.0%)
Republic of Venezuela
  10-08-14                           8.50           774,000                853,722
  02-26-16                           5.75         1,465,000              1,364,720
  01-13-34                           9.38           171,000                214,349
                                                                   ---------------
Total                                                                    2,432,791
----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $69,145,433)                                                    $72,810,734
----------------------------------------------------------------------------------

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  15

MONEY MARKET FUND (10.5%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  8,393,157(h)           $8,393,157
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,393,157)                                                       $8,393,157
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $77,538,590)(i)                                                  $81,203,891
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually, and the rate is 5% of Argentina GDP growth that exceeds the projected real GDP from Dec. 31, 2004, at an annual growth rate of 3%.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the value of these securities amounted to $27,867,826 or 34.9% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2007.

(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(h)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(i) At April 30, 2007, the cost of securities for federal income tax purposes was approximately $77,539,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $3,701,000
Unrealized depreciation                                                (36,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                         $3,665,000
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 16 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $69,145,433)           $72,810,734
   Affiliated money market fund (identified cost $8,393,157)
   (Note 6)                                                       8,393,157
---------------------------------------------------------------------------
Total investments in securities (identified cost
   $77,538,590)                                                  81,203,891
Cash in bank on demand deposit                                       23,874
Foreign currency holdings (identified cost $125,869) (Note
   1)                                                               126,444
Capital shares receivable                                         5,488,096
Accrued interest receivable                                       1,083,856
Receivable for investment securities sold                           267,809
Unrealized appreciation on foreign currency contracts held,
   at value (Note 5)                                                    193
---------------------------------------------------------------------------
Total assets                                                     88,194,163
---------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               14,995
Payable for investment securities purchased                       8,331,995
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                    642
Accrued investment management services fee                            4,094
Accrued distribution fee                                                391
Accrued transfer agency fee                                             135
Accrued administrative services fee                                     455
Other accrued expenses                                               37,331
---------------------------------------------------------------------------
Total liabilities                                                 8,390,038
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $79,804,125
===========================================================================

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  17

APRIL 30, 2007 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    75,340
Additional paid-in capital                                       75,092,547
Undistributed net investment income                                  82,675
Accumulated net realized gain (loss)                                880,242
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            3,673,321
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $79,804,125
===========================================================================

Net assets applicable to outstanding shares:   Class A                         $13,527,015
                                               Class B                         $   547,917
                                               Class C                         $    61,935
                                               Class I                         $57,206,289
                                               Class R4                        $    15,107
                                               Class W                         $ 8,445,862
Net asset value per share of outstanding
   capital stock:                              Class A shares     1,276,958    $     10.59
                                               Class B shares        51,755    $     10.59
                                               Class C shares         5,859    $     10.57
                                               Class I shares     5,400,211    $     10.59
                                               Class R4 shares        1,427    $     10.59
                                               Class W shares       797,836    $     10.59
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest                                                        $1,915,386
Income distributions from affiliated money market fund (Note
   6)                                                               89,374
   Less foreign taxes withheld                                     (34,980)
--------------------------------------------------------------------------
Total income                                                     1,969,780
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 202,881
Distribution fee
   Class A                                                          15,607
   Class B                                                           2,789
   Class C                                                             273
   Class W                                                             516
Transfer agency fee
   Class A                                                           4,046
   Class B                                                             250
   Class C                                                              22
   Class R4                                                              4
   Class W                                                             413
Service fee -- Class R4                                                  2
Administrative services fees and expenses                           22,542
Plan administration services fee -- R4                                  14
Compensation of board members                                          555
Custodian fees                                                       6,901
Printing and postage                                                13,670
Registration fees                                                   24,600
Professional fees                                                   11,505
Other                                                                3,472
--------------------------------------------------------------------------
Total expenses                                                     310,062
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                       (1,055)
--------------------------------------------------------------------------
Total net expenses                                                 309,007
--------------------------------------------------------------------------
Investment income (loss) -- net                                  1,660,773
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                  973,074
   Foreign currency transactions                                    16,158
--------------------------------------------------------------------------
Net realized gain (loss) on investments                            989,232
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         1,502,019
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            2,491,251
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $4,152,024
==========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

                                                    APRIL 30, 2007     FOR THE PERIOD FROM
                                                   SIX MONTHS ENDED     FEB. 16, 2006* TO
                                                     (UNAUDITED)          OCT. 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                      $  1,660,773          $ 1,472,122
Net realized gain (loss) on investments                   989,232              (24,286)
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities in
   foreign currencies                                   1,502,019            2,200,317
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                      4,152,024            3,648,153
------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                            (343,113)            (361,037)
      Class B                                             (13,049)              (9,533)
      Class C                                              (1,348)                (927)
      Class I                                          (1,256,854)          (1,064,373)
      Class R4                                               (408)                (456)
      Class W                                             (15,432)                 N/A
   Net realized gain
      Class A                                             (18,393)                  --
      Class B                                                (880)                  --
      Class C                                                 (83)                  --
      Class I                                             (59,853)                  --
      Class R4                                                (22)                  --
      Class W                                                  (8)                 N/A
------------------------------------------------------------------------------------------
Total distributions                                    (1,709,443)          (1,436,326)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 20 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

                                                    APRIL 30, 2007     FOR THE PERIOD FROM
                                                   SIX MONTHS ENDED     FEB. 16, 2006* TO
                                                     (UNAUDITED)          OCT. 31, 2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                           $  1,472,413          $ 1,661,325
   Class B shares                                         182,399              633,827
   Class C shares                                          22,455               50,525
   Class I shares                                      18,151,742           48,766,475
   Class R4 shares                                          5,990                3,950
   Class W shares                                       9,544,705                  N/A
Reinvestment of distributions at net asset value
   Class A shares                                          63,898               33,503
   Class B shares                                          12,407                8,237
   Class C shares                                           1,014                  483
   Class I shares                                       1,316,394            1,064,028
   Class R4 shares                                            127                  119
   Class W shares                                          15,315                  N/A
Payments for redemptions
   Class A shares                                        (198,736)            (199,501)
   Class B shares (Note 2)                               (179,779)            (152,644)
   Class C shares (Note 2)                                 (2,502)             (23,086)
   Class I shares                                     (11,520,269)          (4,452,607)
   Class R4 shares                                         (6,002)                  --
   Class W shares                                      (1,146,856)                 N/A
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                  17,734,715           47,394,634
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                20,177,296           49,606,461
Net assets at beginning of period (Note 1)             59,626,829           10,020,368**
------------------------------------------------------------------------------------------
Net assets at end of period                          $ 79,804,125          $59,626,829
==========================================================================================
Undistributed net investment income                  $     82,675          $    52,106
------------------------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $10,045,040 was contributed on Feb. 9, 2006. The Fund had a decrease in net assets resulting from operations of $24,672 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to April 30, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in fixed income securities of emerging market issuers. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) invested $10,045,040* in the Fund (996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 5,504** shares for Class I and 1,000 shares for Class Y), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At April 30, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, offered through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

At April 30, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 85% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

  * Includes $45,040 invested by the RiverSource Income Builder Funds.
 ** Includes 4,504 shares purchased by the RiverSource Income Builder Funds.

--------------------------------------------------------------------------------

 22 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At April 30, 2007, the Fund had no outstanding forward-commitments.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  23

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

 24 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2007, foreign currency holdings were comprised of Indonesian rupiahs and Mexican pesos.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  25

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 26 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $765 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  27

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $12,758 for Class A and $731 for Class B for the six months ended April 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 28 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

For the six months ended April 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.34% for Class A, 2.12% for Class B, 2.10% for Class C, 1.01% for Class I and 1.28% for Class R4. Of these waived fees and expenses, the management fees waived at the Fund level were $1,055. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.45% for Class A, 2.21% for Class B, 2.21% for Class C, 1.10% for Class I, 1.29% for Class R4 and 1.45% for Class W of the Fund's average daily net assets.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $37,487,464 and $20,346,069, respectively, for the six months ended April 30, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         SIX MONTHS ENDED APRIL 30, 2007
                       CLASS A   CLASS B   CLASS C    CLASS I     CLASS R4(A)   CLASS W(B)
------------------------------------------------------------------------------------------
Sold                   142,425    17,703    2,184     1,731,785       583         905,880
Issued for reinvested
 distributions           6,147     1,197       98       126,856        12           1,449
Redeemed               (19,153)  (17,354)    (241)   (1,122,316)     (583)       (109,493)
------------------------------------------------------------------------------------------
Net increase
 (decrease)            129,419     1,546    2,041       736,325        12         797,836
------------------------------------------------------------------------------------------

                                 FEB. 16, 2006(C) TO OCT. 31, 2006
                       CLASS A   CLASS B   CLASS C    CLASS I     CLASS R4(A)
------------------------------------------------------------------------------------------
Sold                   168,404    64,048    5,108     4,998,724       403
Issued for reinvested
 distributions           3,416       840       49       108,529        12
Redeemed               (20,281)  (15,679)  (2,339)     (448,871)       --
------------------------------------------------------------------------------------------
Net increase
 (decrease)            151,539    49,209    2,818     4,658,382       415
------------------------------------------------------------------------------------------

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  For the period from Dec. 1, 2006 (inception date) to April 30, 2007.
(c)  When shares became publicly available.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  29

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2007, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                         CURRENCY TO        CURRENCY TO        UNREALIZED      UNREALIZED
EXCHANGE DATE            BE DELIVERED       BE RECEIVED       APPRECIATION    DEPRECIATION
------------------------------------------------------------------------------------------
May 1, 2007                  582,340         5,278,908,840        $ --            $642
                         U.S. Dollar     Indonesian Rupiah
May 4, 2007                  583,890         5,300,552,486         193              --
                         U.S. Dollar     Indonesian Rupiah
------------------------------------------------------------------------------------------
Total                                                             $193            $642
------------------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended April 30, 2007.

--------------------------------------------------------------------------------

 30 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  31

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 32 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  33

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(I)         2006(B)
Net asset value, beginning of period     $10.16          $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .28            .33
Net gains (losses) (both realized and
 unrealized)                                .45            .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .73            .51
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.28)          (.33)
Distributions from realized gains          (.02)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.30)          (.33)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.59         $10.16
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $14            $12
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.34%(e)       1.39%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.65%(e)       5.20%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            32%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           7.25%(h)       5.25%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 1.81% for the period ended Oct. 31, 2006.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.
(i)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 34 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(I)         2006(B)
Net asset value, beginning of period     $10.16          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24            .28
Net gains (losses) (both realized and
 unrealized)                                .45            .19
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .69            .47
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.24)          (.28)
Distributions from realized gains          (.02)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.26)          (.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.59         $10.16
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        2.12%(e)       2.20%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.85%(e)       4.51%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            32%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           6.84%(h)       4.80%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 2.62% for the period ended Oct. 31, 2006.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.
(i)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(I)         2006(B)
Net asset value, beginning of period     $10.15          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .25            .28
Net gains (losses) (both realized and
 unrealized)                                .43            .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .68            .46
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.24)          (.28)
Distributions from realized gains          (.02)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.26)          (.28)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.57         $10.15
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        2.10%(e)       2.19%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.92%(e)       4.46%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            32%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           6.78%(h)       4.75%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 2.61% for the period ended Oct. 31, 2006.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.
(i)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 36 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(I)         2006(B)
Net asset value, beginning of period     $10.16          $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .30            .35
Net gains (losses) (both realized and
 unrealized)                                .44            .17
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .74            .52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.29)          (.34)
Distributions from realized gains          (.02)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.31)          (.34)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.59         $10.16
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $57            $47
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.01%(e)       1.10%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.96%(e)       5.70%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            32%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           7.41%(h)       5.44%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.52% for the period ended Oct. 31, 2006.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.
(i)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  37

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(I)         2006(B)
Net asset value, beginning of period     $10.16          $9.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .29            .34
Net gains (losses) (both realized and
 unrealized)                                .44            .18
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .73            .52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.28)          (.34)
Distributions from realized gains          (.02)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.30)          (.34)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.59         $10.16
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.28%(e)       1.25%(e),(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.68%(e)       5.37%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%            32%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           7.32%(h)       5.36%(h)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 1.67% for the period ended Oct. 31, 2006.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.
(i)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 38 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period     $10.24
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .25
Net gains (losses) (both realized and
 unrealized)                                .36
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .61
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.24)
Distributions from realized gains          (.02)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.59
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $8
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.26%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              7.92%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          38%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           5.98%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to April 30, 2007 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  39

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations they had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 40 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, they referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

--------------------------------------------------------------------------------

            RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT  41

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 42 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2007 SEMIANNUAL REPORT

     RIVERSOURCE(R) EMERGING MARKETS BOND FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6511 C (6/07)

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
GLOBAL BOND FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
APRIL 30, 2007


RIVERSOURCE GLOBAL BOND FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH HIGH
TOTAL RETURN THROUGH INCOME AND
GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

Fund Expenses Example...............     11

Investments in Securities...........     13

Financial Statements................     24

Notes to Financial Statements.......     30

Approval of Investment Management
   Services Agreement...............     50

Proxy Voting........................     53

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT APRIL 30, 2007

FUND OBJECTIVE

RiverSource Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital.

SECTOR BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Foreign Government                                                               55.6
Corporate Bonds(1)                                                               15.4
Mortgage-Backed                                                                  11.6
Commercial Mortgage-Backed                                                        9.0
U.S. Government Obligations & Agencies                                            5.3
Cash & Cash Equivalents                                                           1.7
Asset-Backed                                                                      1.2
Other                                                                             0.2

(1) Includes Financials 7.9%, Telecommunication 2.5%, Consumer Discretionary 1.4%, Utilities 0.9%, Consumer Staples 0.8%, Health Care 0.6%, Energy 0.5%, Industrials 0.5% and Materials 0.3%.

TOP TEN COUNTRIES

Percentage of portfolio assets

United States                        37.6%
Germany                              10.1%
Japan                                 9.9%
France                                6.8%
United Kingdom                        5.2%
Italy                                 4.0%
Netherlands                           3.6%
Spain                                 3.3%
Canada                                2.9%
Belgium                               2.1%

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

                       RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT APRIL 30, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
         X        X        HIGH
                           MEDIUM        QUALITY
                           LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
Nicholas Pifer, CFA*                 17

* The Fund is managed by a team of portfolio managers led by Nicholas Pifer.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     IGBFX             03/20/89
Class B                     IGLOX             03/20/95
Class C                     AGBCX             06/26/00
Class I                     AGBIX             03/04/04
Class R4(1)                    --             03/20/95
Class W                     RGBWX             12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $497.3 million
Number of holdings                                 268
Weighted average life(1)                     6.0 years
Effective duration(2)                        4.4 years
Weighted average bond rating(3)                    AA+

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2007

                                  (BAR CHART)

RiverSource Global Bond Fund Class A (excluding
  sales charge)                                         +3.92

Lehman Brothers Global Aggregate Index(1)
  (unmanaged)                                           +3.54

Lipper Global Income Funds Index(2)                     +3.76

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.38%                        1.25%
Class B                                           2.15%                        2.02%
Class C                                           2.15%                        2.02%
Class I                                           0.87%                        0.87%
Class R4(b)                                       1.19%                        1.08%
Class W(b)                                        1.34%                        1.26%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses will not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.90% for Class I, 1.08% for Class R4 and 1.26% for Class W.
(b) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class W is Dec. 1, 2006. For Class W, expenses are based upon estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

                       RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT APRIL 30, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION

 Class A (inception 3/20/89)           +3.92%     +7.12%    +5.08%    +7.79%    +5.35%      +7.42%
 Class B (inception 3/20/95)           +3.48%     +6.35%    +4.27%    +6.99%    +4.54%      +5.26%
 Class C (inception 6/26/00)           +3.50%     +6.25%    +4.28%    +6.97%      N/A       +5.86%
 Class I (inception 3/4/04)            +3.98%     +7.40%    +5.52%      N/A       N/A       +4.74%
 Class R4** (inception 3/20/95)        +4.02%     +7.32%    +5.30%    +8.04%    +5.53%      +6.10%
 Class W (inception 12/1/06)             N/A        N/A       N/A       N/A       N/A       +1.05%*

WITH SALES CHARGE

 Class A (inception 3/20/89)           -1.01%     +2.03%    +3.39%    +6.75%    +4.84%      +7.14%
 Class B (inception 3/20/95)           -1.52%     +1.35%    +3.03%    +6.68%    +4.54%      +5.26%
 Class C (inception 6/26/00)           +2.50%     +5.25%    +4.28%    +6.97%      N/A       +5.86%

AT MARCH 31, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 3/20/89)           +3.78%     +8.34%    +3.43%    +7.99%    +5.24%      +7.40%
 Class B (inception 3/20/95)           +3.49%     +7.71%    +2.68%    +7.17%    +4.45%      +5.22%
 Class C (inception 6/26/00)           +3.35%     +7.61%    +2.68%    +7.15%      N/A       +5.79%
 Class I (inception 3/4/04)            +4.15%     +8.95%    +3.91%      N/A       N/A       +4.56%
 Class R4** (inception 3/20/95)        +3.88%     +8.54%    +3.64%    +8.21%    +5.42%      +6.05%
 Class W (inception 12/1/06)             N/A        N/A       N/A       N/A       N/A       +0.14%*

WITH SALES CHARGE
 Class A (inception 3/20/89)           -1.15%     +3.19%    +1.76%    +6.94%    +4.73%      +7.11%
 Class B (inception 3/20/95)           -1.51%     +2.71%    +1.43%    +6.86%    +4.45%      +5.22%
 Class C (inception 6/26/00)           +2.35%     +6.61%    +2.68%    +7.15%      N/A       +5.79%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Nic Pifer, portfolio manager for RiverSource Global Bond Fund, discusses the Fund's results and positioning for the semiannual period ended April 30, 2007.

At April 30, 2007, approximately 34% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Global Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 38, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Global Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 11 and 35.

Q: How did RiverSource Global Bond Fund perform for the semiannual period?

A: RiverSource Global Bond Fund's Class A shares increased 3.92% (excluding sales charge) for the six months ended April 30, 2007. The Fund outperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which increased 3.54%. The Fund also outperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 3.76% during the same period.

   RELATIVE TO THE LEHMAN GLOBAL INDEX, THE FUND BENEFITED MOST FROM EFFECTIVE CURRENCY POSITIONING.


Q: What factors most significantly affected the Fund's performance?

A: Currency markets had the most positive impact on the Fund's absolute performance, as the U.S. dollar fell 2.48% on a trade-weighted basis for the six months ended April 30, 2007. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa. Offsetting the positive effect of the falling U.S. dollar to some extent was the impact of static to rising bond yields in the major markets, which partially negated the coupon income from the bonds themselves. Remember, there is an inverse relationship between bond prices and interest rate movements, so that bond prices decline when interest rates rise and increase when interest rates fall. Global bonds produced only modestly positive returns in local currency terms for the semiannual period overall.

--------------------------------------------------------------------------------

                       RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

   Relative to the Lehman Global Index, the Fund benefited most from effective currency positioning. The Fund benefited most from its significant weightings in the euro, other European currencies, and the "dollar bloc" currencies as well as its modest exposure to the Japanese yen. The U.S. dollar weakened vs. the euro, the British pound, the New Zealand dollar and the Australian dollar and strengthened vs. the Japanese yen. The Fund's positioning in the Canadian dollar and the U.S. dollar detracted somewhat.

   On a sector basis, the Fund benefited from its exposure to high yield corporate bonds, where the Fund had an emphasis on comparatively high quality issues and bank loans compared to the Lehman Global Index. The Fund also benefited from its allocation to and issue selection within mortgage-backed securities and commercial mortgage-backed securities (CMBS), especially during the first months of the fiscal period. Modest exposure to the investment grade corporate bond sector relative to the Lehman Global Index further boosted Fund returns, particularly in late February and early March of 2007 when the equity markets declined rather sharply. Of course, the majority of the Fund's holdings remained in the government bond sector. The Fund also benefited significantly from the payment it received during the period as part of the settlement of the WorldCom class action case.

   Detracting modestly from the Fund's results relative to the Lehman Global Index was its yield curve positioning in the Japanese bond market, that is, the way the Fund was positioned to respond to changes in short-term vs. long-term interest rates. Japan's fixed income yield curve flattened during the period while the Fund had maintained a bias for a slight steepening.

   We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index for much of the semiannual period, based on relative valuation analysis. The Fund's short duration positioning had a rather neutral effect on results because global bond yields remained static in the U.S. and Canada, moved up in core Europe and the U.K., and declined in Japan.

--------------------------------------------------------------------------------

 8 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q: What changes did you make to the Fund's portfolio during the period?

A: As the euro and other European currencies rallied during the period vs. the U.S. dollar, we took the opportunity to pare back on the Fund's position in these European currencies, moving from a sizable exposure to a neutral allocation compared to the Lehman Global Index. We redeployed most of those assets into the U.S. dollar.

   We slightly reduced the Fund's positions in AAA-rated CMBS, pass-through mortgages, asset-backed securities and European covered bonds (bonds that are covered by a pool of assets collateralizing the bonds), while still maintaining significant exposure to these sectors. We modestly increased the Fund's allocation to high yield corporate bonds, primarily in the form of high yield bank loans. We slightly shortened the Fund's duration relative to the Lehman Global Index, primarily in the U.S. bond market.

   WE INTEND TO MAINTAIN THE FUND'S GENERALLY CONSERVATIVE PROFILE, A STANCE THAT WE BELIEVE WILL CONTINUE TO BENEFIT THE FUND DURING THE COMING MONTHS.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: The semiannual period was characterized most by a cyclical divergence between the U.S. and the other major developed nations, with U.S. economic growth slowing, European economies growing rather robustly, and the Japanese economy growing at a near-trend rate. As a result, the U.S. Federal Reserve Board (the Fed) was on hold during the period, maintaining its targeted federal funds rate at 5.25%. The Canadian and Australian central banks were also on hold during the period. The European Central Bank as well as the U.K., Swedish and New Zealand central banks each raised its respective interest rates twice more during the period. Norway's central bank raised its interest rates three times during the period. The Bank of Japan raised its interest rates only one more time.

--------------------------------------------------------------------------------

                       RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  9

QUESTIONS & ANSWERS

   Going forward, we believe the global economy as a whole is moving toward a trend-like rate of growth. We do expect some rebalancing of growth rates in the major economies, with the U.S. economy anticipated to bounce back in the second half of the year as the impact of the housing slowdown dissipates and with the European economy expected to moderate as the impact of higher interest rates takes effect. We expect the Fed to remain on hold for an extended period of time, the European Central Bank to finish its tightening by late 2007, and the Bank of Japan to perhaps raise rates twice more before ending its tightening cycle in early 2008. Given this rather static environment for bonds, we believe we are entering a period of largely narrow moves in bond yields.

   Given our benign view for the major central banks, we feel comfortable with the Fund's current positioning. We intend to maintain the Fund's generally conservative profile, a stance that we believe will continue to benefit the Fund during the coming months.

   As always, we constantly monitor the market for changing conditions and regularly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  11

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             NOV. 1, 2006    APRIL 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,039.20         $ 6.32           1.25%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.60         $ 6.26           1.25%
 Class B
   Actual(b)                    $1,000         $1,034.80         $10.19           2.02%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.78         $10.09           2.02%
 Class C
   Actual(b)                    $1,000         $1,035.00         $10.14           2.01%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,014.83         $10.04           2.01%
 Class I
   Actual(b)                    $1,000         $1,039.80         $ 4.35            .86%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.53         $ 4.31            .86%
 Class R4
   Actual(b)                    $1,000         $1,040.20         $ 5.46(c)        1.08%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.44         $ 5.41(c)        1.08%
 Class W
   Actual(d)                       N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.55         $ 6.31           1.26%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended April 30, 2007: +3.92% for Class A, +3.48% for Class B, +3.50% for Class C, +3.98% for Class I and +4.02% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), will not exceed 1.08% for Class R4. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the entire six-month period ended April 30, 2007, the actual and hypothetical expenses paid for Class R4 would have been the same as those expenses presented in the table above.
(d) The actual values and expenses paid are not presented because Class W does not have a full six months of history. The inception date of Class W is Dec. 1, 2006.

--------------------------------------------------------------------------------

 12 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

APRIL 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

BONDS (94.9%)(c)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
AUSTRALIA (1.6%)
Commonwealth Bank of Australia
 (European Monetary Unit)
 Sr Unsub
  11-12-09                           3.38%          570,000               $759,347
New South Wales Treasury
 (Australian Dollar)
  12-01-10                           7.00         5,360,000              4,554,799
Queensland Treasury
 (Australian Dollar)
  05-14-10                           5.50         2,580,000              2,098,932
Telstra
  04-01-12                           6.38           500,000                523,693
                                                                   ---------------
Total                                                                    7,936,771
----------------------------------------------------------------------------------

AUSTRIA (1.1%)
Republic of Austria
 (European Monetary Unit)
  01-15-10                           5.50         3,900,000              5,500,781
----------------------------------------------------------------------------------

BELGIUM (2.1%)
Kingdom of Belgium
 (European Monetary Unit)
  03-28-10                           3.00         7,890,000             10,443,609
----------------------------------------------------------------------------------

BRAZIL (0.3%)
Federative Republic of Brazil
  01-15-18                           8.00         1,129,000              1,281,415
----------------------------------------------------------------------------------

CANADA (2.8%)
Canadian Natural Resources
  02-15-37                           6.50           240,000                246,913
  03-15-38                           6.25           500,000                496,301
Canadian Pacific Railway
 (Canadian Dollar)
  06-15-10                           4.90           380,000(d)             346,190
Cascades
 Sr Nts
  02-15-13                           7.25            20,000                 20,300
Norampac
  06-01-13                           6.75            30,000                 29,700

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
CANADA (CONT.)
OPTI Canada
  12-15-14                           8.25%          $60,000(d)             $63,750
Province of British Columbia
 (Canadian Dollar)
  08-23-10                           6.38         4,735,000              4,546,112
Province of Ontario
 (Canadian Dollar)
  03-08-14                           5.00         6,000,000              5,624,973
Sun Media
  02-15-13                           7.63           100,000                102,750
TELUS
  06-01-11                           8.00         2,235,000              2,441,930
Videotron Ltee
  01-15-14                           6.88           180,000                182,250
                                                                   ---------------
Total                                                                   14,101,169
----------------------------------------------------------------------------------

CZECH REPUBLIC (0.3%)
Czech Republic
 (Czech Koruna)
  06-16-13                           3.70        28,500,000              1,372,433
----------------------------------------------------------------------------------

DENMARK (0.7%)
Danske Bank
 (European Monetary Unit)
 Sr Nts
  03-16-10                           3.94           750,000(h)           1,022,386
Realkredit Danmark
 (Danish Krone)
 Series 10D
  01-01-08                           4.00        12,860,000              2,349,359
                                                                   ---------------
Total                                                                    3,371,745
----------------------------------------------------------------------------------

FRANCE (6.7%)
BNP Paribas
 (European Monetary Unit)
 Sr Unsub
  10-20-08                           3.98           750,000(h)           1,022,988
Dexia Municipal Agency
 (European Monetary Unit)
  09-03-07                           4.25           510,000                695,854

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  13

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
FRANCE (CONT.)
Govt of France
(European Monetary Unit)
  04-25-12                           5.00%        7,520,000            $10,654,759
  04-25-13                           4.00         7,835,000             10,607,044
  10-25-16                           5.00         6,525,000              9,457,243
Societe Generale
 (European Monetary Unit)
 Sr Unsecured
  11-28-08                           3.87           750,000(h)           1,023,088
                                                                   ---------------
Total                                                                   33,460,976
----------------------------------------------------------------------------------

GERMANY (9.9%)
Allgemeine Hypothekenbank
 Rheinboden
 (European Monetary Unit)
 Series 501
  09-02-09                           5.00         1,800,000(d)           2,487,539
Bayerische Landesbank
 (Japanese Yen) Sr Nts
  04-22-13                           1.40       266,000,000              2,229,556
Bundesrepublik Deutschland
 (European Monetary Unit)
  07-04-13                           3.75        10,120,000             13,519,727
  07-04-27                           6.50         6,470,000             11,364,340
  07-04-28                           4.75         1,595,000              2,300,127
  07-04-34                           4.75         5,370,000              7,812,365
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit)
 Series G6
  01-15-10                           5.50         1,800,000              2,532,773
Deutsche Bank
 (European Monetary Unit)
 Sr Unsub
  07-28-09                           4.25           500,000                682,538
Kreditanstalt fuer Wiederaufbau
 (British Pound)
  12-07-15                           5.50         1,800,000              3,611,190
Rheinische Hypothekenbank
 (European Monetary Unit)
 Series 803
  07-05-10                           5.75         1,825,000(d)           2,599,120
                                                                   ---------------
Total                                                                   49,139,275
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

GREECE (1.1%)
Hellenic Republic
 (European Monetary Unit)
  10-22-22                           5.90%        3,540,000             $5,564,638
----------------------------------------------------------------------------------

IRELAND (1.7%)
Irish Govt
 (European Monetary Unit)
  10-18-07                           4.25         6,160,000              8,410,533
----------------------------------------------------------------------------------

ITALY (3.9%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  11-01-07                           6.00         7,560,000             10,410,010
  02-01-19                           4.25         1,860,000              2,510,561
  11-01-26                           7.25         2,871,283              5,288,258
Telecom Italia Capital
  11-15-33                           6.38         1,235,000              1,201,278
                                                                   ---------------
Total                                                                   19,410,107
----------------------------------------------------------------------------------

JAPAN (9.8%)
Development Bank of Japan
 (Japanese Yen)
  06-20-12                           1.40       538,000,000              4,564,463
Govt of Japan
 (Japanese Yen)
  12-21-09                           1.70      2,024,000,000            17,261,135
  09-20-10                           0.80       862,000,000              7,151,397
  06-20-12                           1.40       700,000,000              5,911,675
  12-20-12                           1.00      1,227,000,000            10,117,180
  12-20-14                           1.30       247,000,000              2,043,299
  12-20-34                           2.40       203,000,000              1,740,742
                                                                   ---------------
Total                                                                   48,789,891
----------------------------------------------------------------------------------

JERSEY (0.2%)
ASIF III
  11-25-08                           3.99           800,000(h)           1,090,966
----------------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
  05-22-12                           7.00         1,500,000(d)           1,622,991
----------------------------------------------------------------------------------

MEXICO (0.9%)
Mexican Fixed Rate
 (Mexican Peso)
  12-24-09                           9.00        15,600,000              1,471,876
  12-20-12                           9.00        30,490,000              2,946,091

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MEXICO (CONT.)
United Mexican States
  09-27-34                           6.75%         $270,000               $301,050
                                                                   ---------------
Total                                                                    4,719,017
----------------------------------------------------------------------------------

NETHERLANDS (3.3%)
Bank Nederlandse Gemeenten
 (British Pound) Sr Unsub
  08-06-07                           7.38           980,000              1,965,463
Govt of Netherlands
 (European Monetary Unit)
  01-15-08                           2.50         7,670,000             10,350,281
  07-15-12                           5.00         2,365,000              3,353,737
Telefonica Europe
  09-15-10                           7.75           735,000                791,760
                                                                   ---------------
Total                                                                   16,461,241
----------------------------------------------------------------------------------

NEW ZEALAND (1.0%)
Govt of New Zealand
 (New Zealand Dollar)
  07-15-09                           7.00         6,575,000              4,855,502
----------------------------------------------------------------------------------

NORWAY (1.2%)
Govt of Norway
 (Norwegian Krone)
  05-16-11                           6.00        35,225,000              6,168,746
----------------------------------------------------------------------------------

POLAND (1.4%)
Republic of Poland
 (Polish Zloty)
  03-24-10                           5.75        18,825,000              6,952,397
----------------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
Republic of South Africa
 (South African Rand)
  08-31-10                          13.00        10,357,500              1,675,495
----------------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
 (Japanese Yen)
 Series 21RG
  06-25-08                           0.98        70,000,000                584,876
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

SPAIN (3.3%)
Caja de Ahorros y Monte de
 Piedad de Madrid
 (European Monetary Unit)
  03-25-11                           3.50%        2,400,000             $3,181,662
Govt of Spain
 (European Monetary Unit)
  07-30-09                           5.15         9,320,000             12,988,273
                                                                   ---------------
Total                                                                   16,169,935
----------------------------------------------------------------------------------

SUPRA-NATIONAL (1.0%)
European Investment Bank
 (British Pound)
  12-07-11                           5.50         2,385,000              4,750,394
----------------------------------------------------------------------------------

SWEDEN (1.0%)
Govt of Sweden
 (Swedish Krona)
  01-28-09                           5.00        15,700,000              2,383,241
  03-15-11                           5.25        16,620,000              2,579,461
                                                                   ---------------
Total                                                                    4,962,702
----------------------------------------------------------------------------------

UNITED KINGDOM (5.2%)
Abbey Natl Treasury Services
 (European Monetary Unit)
  05-27-09                           3.97           750,000(h)           1,023,343
BT Group
 Sr Unsecured
  12-15-10                           8.63           550,000                613,515
HBOS Treasury Services
 (European Monetary Unit)
  02-12-09                           3.50         1,600,000              2,155,574
United Kingdom Treasury
 (British Pound)
  03-07-12                           5.00         6,050,000             11,956,644
  09-07-14                           5.00         5,010,000              9,923,326
                                                                   ---------------
Total                                                                   25,672,402
----------------------------------------------------------------------------------

UNITED STATES (33.7%)
Anadarko Petroleum
 Sr Unsecured
  09-15-36                           6.45           400,000                401,010
AT&T
 Sr Nts
  05-15-36                           6.80           485,000                526,439

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  15

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Banc of America Commercial Mtge
Series 2005-1 Cl A4
  11-10-42                           4.89%         $750,000(f)            $746,840
Banc of America Commercial Mtge
 Series 2005-4 Cl ASB
  07-10-45                           4.87           725,000(f)             711,897
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45         1,025,000(f)           1,030,770
Banc of America Large Loan
 Series 2006-LAQ Cl E
  02-09-21                           5.70           575,000(d,f,h)         576,193
Banc of America Large Loan
 Series 2006-LAQ Cl F
  02-09-21                           5.76           625,000(d,f,h)         626,296
Banc of America Large Loan
 Series 2006-LAQ Cl G
  02-09-21                           5.85           450,000(d,f,h)         450,230
Bank of America
 Sub Nts
  03-15-17                           5.30         1,070,000              1,057,792
  10-15-36                           6.00           935,000                946,089
Bear Stearns Commercial Mtge
 Securities
 Series 2003-T10 Cl A1
  03-13-40                           4.00           423,708(f)             411,794
Bear Stearns Commercial Mtge
 Securities
 Series 2006-PW14 Cl A4
  12-11-38                           5.20           875,000(f)             866,451
Bear Stearns Commercial Mtge
 Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47         1,050,000(f)           1,057,707
Brandywine Operating
 Partnership LP
 Sr Unsecured
  05-01-17                           5.70           220,000                219,465
Burlington Northern Sante Fe
  01-15-15                           4.88           700,000                670,968
  08-15-36                           6.20           200,000                200,246
Cadbury Schweppes US Finance
 LLC
  10-01-08                           3.88         2,820,000(d)           2,764,790

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
California State Teachers'
 Retirement System Trust
 Series 2002-C6 Cl A3
  11-20-14                           4.46%       $1,828,838(d,f)        $1,798,962
Capital Auto Receivables Asset
 Trust
 Series 2004-1 Cl CTFS
  09-15-10                           2.84           700,000                694,917
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68         2,050,000(f)           2,085,133
CenterPoint Energy Resources
  02-15-11                           7.75           250,000                270,844
Chart Inds
 Sr Sub Nts
  10-15-15                           9.13            65,000                 69,306
Chesapeake Energy
  01-15-16                           6.63           635,000                644,525
  08-15-17                           6.50           120,000                119,400
  01-15-18                           6.25           160,000                158,800
Cimarex Energy
 Sr Nts
  05-01-17                           7.13            15,000(b)              15,150
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15           870,559(d,f)           857,095
Citigroup
 (European Monetary Unit)
 Sr Nts
  05-21-10                           3.88         1,660,000              2,235,421
Comcast
  03-15-37                           6.45           245,000                247,777
Commercial Mtge Pass-Through
 Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.63           400,000(d,f,h)         401,926
Community Health Systems
 Sr Unsecured
  12-15-12                           6.50           145,000                149,894
Cott Beverages USA
  12-15-11                           8.00           130,000                133,250

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Countrywide Alternative Loan
Trust
Collateralized Mtge Obligation
Series 2005-64CB Cl 1A1
  12-25-35                           5.50%       $1,824,387(f)          $1,831,717
Countrywide Alternative Loan
 Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           956,595(f)             994,222
Countrywide Alternative Loan
 Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00         1,880,000(f)           1,907,277
Countrywide Financial
 Sub Nts
  05-15-16                           6.25           650,000                656,637
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66           900,000(f)             921,240
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           600,000(f)             581,269
CSX
  08-01-13                           5.50           915,000                920,059
DaVita
  03-15-15                           7.25            85,000                 86,913
Dex Media West LLC/Finance
 Sr Unsecured
 Series B
  08-15-10                           8.50            85,000                 89,038
Drive Auto Receivables Trust
 Series 2006-2 Cl A2 (MBIA)
  07-15-11                           5.30         1,125,000(d,i)         1,127,520
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78         1,600,000(d,i)         1,628,610
EchoStar DBS
  10-01-14                           6.63           165,000                167,475
Edison Mission Energy
 Sr Unsecured
  06-15-13                           7.50           120,000                124,800
Exelon
  06-15-10                           4.45         1,000,000                975,373

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Federal Home Loan Mtge Corp
  07-12-10                           4.13%       $5,261,000             $5,157,811
Federal Home Loan Mtge Corp
 #A11799
  08-01-33                           6.50           234,404(f)             241,183
Federal Home Loan Mtge Corp
 #A15881
  11-01-33                           5.00         1,240,834(f)           1,202,752
Federal Home Loan Mtge Corp
 #E91486
  09-01-17                           6.50           305,481(f)             313,075
Federal Home Loan Mtge Corp
 #E99684
  10-01-18                           5.00           657,768(f)             650,300
Federal Home Loan Mtge Corp
 #G01535
  04-01-33                           6.00         1,588,726(f)           1,623,480
Federal Natl Mtge Assn #254686
  04-01-18                           5.50         1,606,739(f)           1,612,354
Federal Natl Mtge Assn #254722
  05-01-18                           5.50           835,354(f)             838,273
Federal Natl Mtge Assn #360800
  01-01-09                           5.74         1,143,918(f)           1,150,008
Federal Natl Mtge Assn #545874
  08-01-32                           6.50           251,754(f)             259,953
Federal Natl Mtge Assn #555528
  04-01-33                           6.00         1,179,860(f)           1,195,666
Federal Natl Mtge Assn #555734
  07-01-23                           5.00           946,114(f)             924,785
Federal Natl Mtge Assn #555740
  08-01-18                           4.50         1,455,871(f)           1,413,730
Federal Natl Mtge Assn #555851
  01-01-33                           6.50         1,398,060(f)           1,441,602
Federal Natl Mtge Assn #575487
  04-01-17                           6.50           716,837(f)             736,756
Federal Natl Mtge Assn #621581
  12-01-31                           6.50           308,338(f)             321,686
Federal Natl Mtge Assn #633966
  03-01-17                           6.00           177,168(f)             180,263
Federal Natl Mtge Assn #634749
  03-01-17                           5.50           745,012(f)             749,261
Federal Natl Mtge Assn #640996
  05-01-32                           7.50           499,001(f)             521,081
Federal Natl Mtge Assn #643381
  06-01-17                           6.00           454,411(f)             462,349

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #645053
  05-01-32                           7.00%         $937,237(f)            $979,581
Federal Natl Mtge Assn #646147
  06-01-32                           7.00           396,025(f)             418,052
Federal Natl Mtge Assn #652284
  08-01-32                           6.50           356,618(f)             367,500
Federal Natl Mtge Assn #653145
  07-01-17                           6.00           261,856(f)             267,093
Federal Natl Mtge Assn #653730
  09-01-32                           6.50           167,826(f)             173,339
Federal Natl Mtge Assn #655589
  08-01-32                           6.50         1,581,877(f)           1,650,129
Federal Natl Mtge Assn #666424
  08-01-32                           6.50           251,169(f)             258,833
Federal Natl Mtge Assn #670461
  11-01-32                           7.50           319,599(f)             333,740
Federal Natl Mtge Assn #677333
  01-01-33                           6.00         4,375,279(f)           4,433,895
Federal Natl Mtge Assn #688034
  03-01-33                           5.50           540,956(f)             537,570
Federal Natl Mtge Assn #688691
  03-01-33                           5.50           888,044(f)             880,525
Federal Natl Mtge Assn #711503
  06-01-33                           5.50         1,235,059(f)           1,229,158
Federal Natl Mtge Assn #735029
  09-01-13                           5.28           847,084(f)             852,892
Federal Natl Mtge Assn #741850
  09-01-33                           5.50         1,979,526(f)           1,962,766
Federal Natl Mtge Assn #753507
  12-01-18                           5.00         2,671,798(f)           2,641,098
Federal Natl Mtge Assn #755498
  11-01-18                           5.50         1,239,494(f)           1,244,370
Federal Natl Mtge Assn #756236
  01-01-34                           6.00         4,367,255(f)           4,454,841
Federal Natl Mtge Assn #756788
  11-01-33                           6.50           221,063(f)             227,628
Federal Natl Mtge Assn #759336
  01-01-34                           6.00         4,251,321(f)           4,327,831
Federal Natl Mtge Assn #886292
  07-01-36                           7.00         4,549,958(f)           4,710,809
Federal Natl Mtge Assn #765946
  02-01-34                           5.50         4,507,731(f)           4,469,565

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
General Electric Capital
 Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77%       $1,800,000(d,f)        $1,782,276
General Electric Capital
 (European Monetary Unit)
 Sr Unsub
  06-20-07                           5.13           500,000                682,947
General Electric Capital
 (New Zealand Dollar)
  02-04-10                           6.63         2,765,000              1,984,285
Genworth Financial
 (Japanese Yen)
  06-20-11                           1.60        95,000,000                793,497
Govt Natl Mtge Assn #604708
  10-15-33                           5.50         1,087,440(f)           1,083,086
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                          20.00           809,244(e,f)            69,255
Greenwich Capital Commercial
 Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           500,000(f)             495,114
Greif
 Sr Nts
  02-01-17                           6.75            80,000(d)              81,400
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96           950,000(f)             941,909
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85           400,000(d,i)           392,708
Home Depot
 Sr Unsecured
  12-16-36                           5.88           955,000                925,642
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05           385,000                385,814
IPALCO Enterprises
 Secured
  11-14-08                           8.38           250,000                258,125
Jarden
  05-01-17                           7.50             5,000                  5,125

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
JPMorgan Chase Commercial Mtge
Securities
Series 2002-CIB5 Cl A1
  10-12-37                           4.37%         $994,265(f)            $978,227
JPMorgan Chase Commercial Mtge
 Securities
 Series 2003-CB6 Cl A2
  07-12-37                           5.26           900,000(f)             900,845
JPMorgan Chase Commercial Mtge
 Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13           364,912(f)             354,659
JPMorgan Chase Commercial Mtge
 Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           362,692(f)             353,777
JPMorgan Chase Commercial Mtge
 Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77         1,200,000(f)           1,171,819
JPMorgan Chase Commercial Mtge
 Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48         1,553,319(f)           1,518,870
JPMorgan Chase Commercial Mtge
 Securities
 Series 2005-LDP5 Cl A1
  12-15-44                           5.04         2,086,042(f)           2,077,720
JPMorgan Chase Commercial Mtge
 Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48           825,000(f)             830,329
JPMorgan Chase Commercial Mtge
 Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49         1,150,000(f)           1,161,480
K Hovnanian Enterprises
  05-15-16                           7.50           125,000                120,000
L-3 Communications
  06-15-12                           7.63            80,000                 82,900
L-3 Communications
 Series B
  10-15-15                           6.38            80,000                 79,600

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
LaBranche & Co
 Sr Nts
  05-15-12                          11.00%         $160,000               $174,400
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97           750,000(f)             716,220
LB-UBS Commercial Mtge Trust
 Series 2004-C8 Cl A2
  12-15-29                           4.20         1,300,000(f)           1,272,882
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93         1,375,000(f)           1,357,221
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.87           750,000(f)             777,433
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42           850,000(f)             853,024
Lehman Brothers Holdings
 Sr Nts
  02-06-12                           5.25           955,000                958,036
Lehman Brothers Holdings
 Sr Unsecured
  01-18-12                           6.63           190,000                200,764
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25           500,968(d,f)           500,577
Merrill Lynch & Co
  05-02-17                           5.70         1,245,000(b)           1,244,792
Merrill Lynch & Co
 Sub Nts
  01-29-37                           6.11           180,000                178,819
MidAmerican Energy Holdings
  04-01-36                           6.13           245,000                249,029
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                           8.00            75,000                 77,625
Morgan Stanley
  01-09-17                           5.45           265,000                261,983
  04-27-17                           5.55         1,440,000              1,432,123
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34           775,000(f)             761,668

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Morgan Stanley Capital I
Series 2004-HQ4 Cl A5
  04-14-40                           4.59%         $750,000(f)            $732,188
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.80           575,000(f)             593,939
Morgan Stanley Capital I
 Series 2006-XLF Cl A2
  07-15-19                           5.45         1,150,000(d,f,h)       1,150,214
Morgan Stanley Dean Witter
 Capital I
 Series 2002-TOP7 Cl A2
  01-15-39                           5.98         2,200,000(f)           2,267,563
Natl Collegiate Student Loan
 Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           0.00         2,400,000(e)             674,472
Nomura Asset Securities
 Series 1998-D6 Cl A3
  03-15-30                           6.99         1,200,000(f)           1,322,100
Northwest Pipeline
 Sr Nts
  04-15-17                           5.95           130,000(d)             130,488
NRG Energy
  02-01-14                           7.25            65,000                 67,275
  01-15-17                           7.38           140,000                145,075
Omnicare
  12-15-13                           6.75           455,000                452,724
  12-15-15                           6.88            60,000                 59,775
Overseas Private Investment
 U.S. Govt Guaranty
 Series 1996A
  09-15-08                           6.99         1,250,000              1,263,850
Pacific Gas & Electric
 Sr Unsub
  03-01-37                           5.80           300,000                296,037
Pokagon Gaming Authority
 Sr Nts
  06-15-14                          10.38            40,000(d)              44,800
Popular ABS Mtge Pass-Through
 Trust
 Series 2005-A Cl AF2
  06-25-35                           4.49           565,031                559,950

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Prudential Commercial Mtge
 Trust
 Series 2003-PWR1 Cl A1
  02-11-36                           3.67%         $611,464(f)            $591,017
Qwest
  03-15-12                           8.88           130,000                143,650
Qwest
 Sr Unsecured
  10-01-14                           7.50           165,000                174,488
Range Resources
  03-15-15                           6.38            70,000                 69,475
  05-15-16                           7.50            30,000                 31,125
Renaissance Home Equity Loan
 Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57           800,000                797,504
Residential Capital LLC
  06-30-10                           6.38           965,000                967,580
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13         1,680,000              1,673,120
SLM
  10-01-13                           5.00           200,000                181,132
Southern Star Central
 Sr Nts
  03-01-16                           6.75           105,000                105,525
Tennessee Gas Pipeline
  04-01-37                           7.63           355,000                415,046
Toyota Motor Credit
 (Japanese Yen) Sr Unsub
  06-09-08                           0.75       297,000,000              2,484,323
TXU Electric Delivery
 Secured
  01-15-15                           6.38           550,000                573,865
U.S. Treasury
  02-15-08                           3.38           775,000                765,282
  02-15-10                           4.75         1,590,000              1,598,820
  02-15-17                           4.63         2,995,000              2,993,595
  02-15-26                           6.00         3,565,000(j)           4,047,669
U.S. Treasury
 Inflation-Indexed Bond
  04-15-12                           2.00        10,026,700(g)           9,999,778
Verizon New York
 Series A
  04-01-12                           6.88         1,300,000              1,373,305

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
UNITED STATES (CONT.)
Verizon Pennsylvania
Series A
  11-15-11                           5.65%         $970,000(j)            $984,744
Wachovia Bank Commercial Mtge
 Trust
 Series 2003-C8 Cl A2
  11-15-35                           3.89         1,250,000(f)           1,222,856
Wachovia Bank Commercial Mtge
 Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           750,000(f)             730,844
Wachovia Bank Commercial Mtge
 Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           800,000(f)             795,514
Wachovia Bank Commercial Mtge
 Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.76           525,000(f)             538,390
Wachovia Bank Commercial Mtge
 Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73           900,000(f)             918,692
Williams Companies
 Sr Nts
  07-15-19                           7.63           351,000                382,590
Wyeth
  04-01-37                           5.95            60,000                 59,995
                                                                   ---------------
Total                                                                  167,485,489
----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $449,907,189)                                                  $471,955,496
----------------------------------------------------------------------------------

SENIOR LOANS (1.8%)(c,k)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
BERMUDA (--%)
Intelsat Bermuda
 Term Loan
  02-01-14                             7.86%       $200,000                $200,900
-----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

GERMANY (0.1%)
Celanese
 Tranche B Term Loan
  04-06-14                             7.10%       $140,000(b)             $140,656
  04-06-14                             7.10         275,000                 276,290
                                                                    ---------------
Total                                                                       416,946
-----------------------------------------------------------------------------------

NETHERLANDS (0.2%)
VNU
 Tranche B Term Loan
  08-09-13                             7.61         703,233(b,c)            709,323
  08-09-13                             7.61         248,750(c)              250,904
                                                                    ---------------
Total                                                                       960,227
-----------------------------------------------------------------------------------

UNITED STATES (1.5%)
Aramark
 Letter of Credit
  01-20-14                             7.45          25,349                  25,472
Aramark
 Tranche B Term Loan
  01-20-14                             7.48         354,696                 356,420
Charter Communications
 Tranche B Term Loan
  04-28-14                             7.35         870,000(b)              867,286
  04-28-14                             7.35         205,000                 204,360
Domtar
 Tranche B Term Loan
  03-05-14                             6.74         300,000                 299,343
Ford Motor
 Tranche B Term Loan
  12-15-13                             8.36         124,688                 125,389
Freeport-McMoRan Copper & Gold
 Tranche B Term Loan
  03-17-14                             7.07         525,840                 527,402
HCA
 Tranche B Term Loan
  01-21-13                             7.60       2,224,425               2,247,671
Level 3 Communications
 Tranche B Term Loan
  03-16-14                             7.61         585,000(b)              587,679
Michaels Stores
 Tranche B Term Loan
  10-13-13                             8.13         263,053                 264,713
Natl CineMedia LLC
 Term Loan
  02-13-15                             7.09          15,000                  15,000

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  21

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Neiman Marcus Group
Tranche B Term Loan
  04-27-13                             7.35%       $315,000                $317,561
Pinnacle Foods Finance
 Tranche B Term Loan
  03-30-14                             8.10         450,000                 452,813
Univision Communications
 Delayed Draw Term Loan
  09-23-14                             6.35          61,611(b)               60,918
Univision Communications
 Tranche B Term Loan
  09-23-14                             7.57         958,389                 957,536
West Corp
 Tranche B Term Loan
  10-25-13                        7.70-7.76         239,400                 240,997
                                                                    ---------------
Total                                                                     7,550,560
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $9,111,204)                                                       $9,128,633
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.2%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
Tobacco Settlement Financing
Corporation Revenue Bonds
Series 2007A-1
  06-01-46                           6.71%       $1,200,000(b)           $1,205,676
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $1,199,880)                                                       $1,205,676
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.7%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  8,222,857(l)           $8,222,857
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,222,857)                                                       $8,222,857
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $468,441,130)(m)                                                $490,512,662
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At April 30, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,827,814.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the value of these securities amounted to $21,433,675 or 4.3% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at April 30, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------

 22 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on April 30, 2007.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
PURCHASE CONTRACTS
Euro-Bund, June 2007, 10-year                                      $7,600,000
Japanese Govt Bond, June 2007, 10-year                            300,000,000
U.S. Long Bond, June 2007, 20-year                                  4,700,000
SALE CONTRACTS
U.S. Treasury Note, June 2007, 2-year                              10,600,000
U.S. Treasury Note, June 2007, 5-year                               3,600,000
U.S. Treasury Note, June 2007, 10-year                             17,200,000

(k) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l)  Affiliated Money Market Fund -- See Note 8 to the financial statements.

(m) At April 30, 2007, the cost of securities for federal income tax purposes was approximately $468,441,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $28,400,000
Unrealized depreciation                                             (6,328,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $22,072,000
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  23

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $460,218,273)          $482,289,805
   Affiliated money market fund (identified cost $8,222,857)
      (Note 8)                                                     8,222,857
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $468,441,130)                                                 490,512,662
Foreign currency holdings (identified cost $4,231,897) (Note
   1)                                                              4,265,367
Capital shares receivable                                            815,321
Accrued interest receivable                                        6,643,697
Receivable for investment securities sold                          1,919,236
----------------------------------------------------------------------------
Total assets                                                     504,156,283
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                     45,601
Capital shares payable                                               351,203
Payable for investment securities purchased                        5,638,223
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                 687,790
Unrealized depreciation on swap transactions, at value (Note
   7)                                                                  3,055
Accrued investment management services fee                            28,868
Accrued distribution fee                                              10,481
Accrued transfer agency fee                                              446
Accrued administrative services fee                                    3,264
Accrued plan administration services fee                                   2
Other accrued expenses                                                97,350
----------------------------------------------------------------------------
Total liabilities                                                  6,866,283
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $497,290,000
============================================================================

--------------------------------------------------------------------------------

 24 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

APRIL 30, 2007 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    744,505
Additional paid-in capital                                       477,542,687
Undistributed net investment income                                  439,704
Accumulated net realized gain (loss) (Note 10)                    (2,851,329)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Notes 5, 6 and 7)                                  21,414,433
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $497,290,000
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $262,482,406
                                             Class B                          $ 57,929,035
                                             Class C                          $  2,718,227
                                             Class I                          $168,421,403
                                             Class R4                         $     93,134
                                             Class W                          $  5,645,795
Net asset value per share of outstanding
   capital stock:                            Class A shares     39,315,787    $       6.68
                                             Class B shares      8,586,902    $       6.75
                                             Class C shares        405,660    $       6.70
                                             Class I shares     25,282,210    $       6.66
                                             Class R4 shares        13,948    $       6.68
                                             Class W shares        845,997    $       6.67
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  25

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest                                                        $ 9,937,783
Income distributions from affiliated money market fund (Note
   8)                                                               200,155
Fee income from securities lending (Note 3)                           6,589
   Less foreign taxes withheld                                      (66,533)
---------------------------------------------------------------------------
Total income                                                     10,077,994
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                1,713,849
Distribution fee
   Class A                                                          332,693
   Class B                                                          301,223
   Class C                                                           14,213
   Class W                                                            1,067
Transfer agency fee
   Class A                                                          337,616
   Class B                                                           81,256
   Class C                                                            3,746
   Class R4                                                              42
   Class W                                                              854
Service fee -- Class R4                                                  12
Administrative services fees and expenses                           193,710
Plan administration services fee -- Class R4                             89
Compensation of board members                                         4,856
Custodian fees                                                       72,060
Printing and postage                                                 41,540
Registration fees                                                    38,960
Professional fees                                                    19,483
Other                                                                 5,306
---------------------------------------------------------------------------
Total expenses                                                    3,162,575
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                      (191,712)
---------------------------------------------------------------------------
                                                                  2,970,863
   Earnings and bank fee credits on cash balances (Note 2)           (9,737)
---------------------------------------------------------------------------
Total net expenses                                                2,961,126
---------------------------------------------------------------------------
Investment income (loss) -- net                                   7,116,868
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

 26 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $ 5,228,534
   Foreign currency transactions                                   (975,400)
   Futures contracts                                                (33,620)
   Swap transactions                                                (63,714)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                           4,155,800
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                     7,245,224
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            11,401,024
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $18,517,892
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS

                                                         APRIL 30, 2007     OCT. 31, 2006
                                                        SIX MONTHS ENDED     YEAR ENDED
                                                          (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  7,116,868      $ 14,113,384
Net realized gain (loss) on investments                      4,155,800         4,307,910
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                         7,245,224         6,637,272
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               18,517,892        25,058,566
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (7,100,954)      (15,319,991)
      Class B                                               (1,370,456)       (2,907,320)
      Class C                                                  (63,841)         (127,417)
      Class I                                               (4,308,506)       (6,261,680)
      Class R4                                                  (3,114)           (4,811)
      Class W                                                  (11,953)              N/A
-----------------------------------------------------------------------------------------
Total distributions                                        (12,858,824)      (24,621,219)
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 28 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

                                                         APRIL 30, 2007     OCT. 31, 2006
                                                        SIX MONTHS ENDED     YEAR ENDED
                                                          (UNAUDITED)
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                $ 17,760,492      $ 47,932,918
   Class B shares                                            4,053,059         8,983,786
   Class C shares                                              177,065           679,733
   Class I shares                                           19,542,040        74,810,942
   Class R4 shares                                              47,643            10,801
   Class W shares                                            7,359,065               N/A
Reinvestment of distributions at net asset value
   Class A shares                                            6,644,273        14,313,214
   Class B shares                                            1,283,846         2,699,471
   Class C shares                                               57,964           111,372
   Class I shares                                            4,308,233         6,261,148
   Class R4 shares                                               3,114             4,811
   Class W shares                                               11,816               N/A
Payments for redemptions
   Class A shares                                          (41,013,084)     (138,853,002)
   Class B shares (Note 2)                                 (11,390,011)      (59,219,298)
   Class C shares (Note 2)                                    (667,482)       (1,955,029)
   Class I shares                                           (1,965,807)      (25,820,432)
   Class R4 shares                                             (39,069)          (19,002)
   Class W shares                                           (1,759,868)              N/A
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                              4,413,289       (70,058,567)
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     10,072,357       (69,621,220)
Net assets at beginning of period                          487,217,643       556,838,863
-----------------------------------------------------------------------------------------
Net assets at end of period                               $497,290,000      $487,217,643
=========================================================================================
Undistributed net investment income                       $    439,704      $  6,181,660
-----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to April 30, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in debt obligations of U.S. and foreign issuers.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At April 30, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, offered through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC.

At April 30, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 34% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 30 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  31

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At April 30, 2007, the Fund has entered into outstanding when-issued securities of $3,395,149 and other forward-commitments of $1,432,665.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------

 32 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2007, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts to produce incremental earnings, for operational purposes, or to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CBMS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  33

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purpose and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

 34 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $2,135 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  35

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------

 36 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $139,486 for Class A, $30,083 for Class B and $1,102 for Class C for the six months ended April 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the six months ended April 30, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.25% for Class A, 2.02% for Class B, 2.01% for Class C, 1.08% for Class R4 and 1.26% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, Class R4 and Class W were $154,442, $35,047, $1,634, $40 and $384, respectively, and the management fees waived at the Fund level were $165. In addition, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.25% for Class A, 2.02% for Class B, 2.02% for Class C, 0.90% for Class I, 1.08% for Class R4 and 1.26% for Class W of the Fund's average daily net assets.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  37

During the six months ended April 30, 2007, the Fund's custodian and transfer agency fees were reduced by $9,737 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pay custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $178,768,517 and $188,155,979, respectively, for the six months ended April 30, 2007. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $6,589 for the six months ended April 30, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                       FOR THE SIX MONTHS ENDED APRIL 30, 2007
                         CLASS A      CLASS B     CLASS C     CLASS I     CLASS R4*   CLASS W**
-----------------------------------------------------------------------------------------------
Sold                     2,690,252      607,105     26,705    2,968,213     7,225     1,109,840
Issued for reinvested
 distributions           1,012,504      193,708      8,798      657,449       475         1,788
Redeemed                (6,209,771)  (1,709,624)  (100,290)    (298,566)   (5,956)     (265,631)
-----------------------------------------------------------------------------------------------
Net increase
 (decrease)             (2,507,015)    (908,811)   (64,787)   3,327,096     1,744       845,997
-----------------------------------------------------------------------------------------------

                                     FOR THE YEAR ENDED OCT. 31, 2006
                         CLASS A      CLASS B     CLASS C     CLASS I     CLASS R4*
-----------------------------------------------------------------------------------------------
Sold                     7,394,126    1,374,250    104,714   11,574,667     1,649
Issued for reinvested
 distributions           2,234,083      417,094     17,325      977,816       751
Redeemed               (21,409,456)  (9,072,811)  (300,714)  (4,003,763)   (2,933)
-----------------------------------------------------------------------------------------------
Net increase
 (decrease)            (11,781,247)  (7,281,467)  (178,675)   8,548,720      (533)
-----------------------------------------------------------------------------------------------

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to April 30, 2007.

--------------------------------------------------------------------------------

 38 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2007, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                              CURRENCY TO          CURRENCY TO      UNREALIZED      UNREALIZED
EXCHANGE DATE                 BE DELIVERED         BE RECEIVED     APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------
May 7, 2007                           2,530,000       2,188,581         $--          $ 91,187
                                Canadian Dollar     U.S. Dollar
May 7, 2007                          16,050,000       2,295,349         --            101,149
                                  Swedish Krona     U.S. Dollar
May 9, 2007                          21,825,000      29,341,530         --            448,165
                         European Monetary Unit     U.S. Dollar
May 23, 2007                          4,940,678     583,000,000         --             47,289
                                    U.S. Dollar    Japanese Yen
-----------------------------------------------------------------------------------------------
Total                                                                   $--          $687,790
-----------------------------------------------------------------------------------------------

6. INTEREST RATE FUTURES CONTRACTS

At April 30, 2007, investments in securities included securities valued at $417,232 that were pledged as collateral to cover initial margin deposits on open purchase and open sale contracts. See "Summary of significant accounting policies" and "Notes to investments in securities." The terms of the open purchase and sale contracts are as follows:

                                         NUMBER OF      NOTIONAL      UNREALIZED
TYPE OF SECURITY                         CONTRACTS    MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------
PURCHASE CONTRACTS
Euro-Bund, June 2007, 10-year
(European Monetary Unit)                     76       $11,837,586      $(183,165)
Japanese Govt Bond, June 2007,
10-year (Japanese Yen)                        3         3,373,337         10,198
U.S. Long Bond, June 2007, 20-year
(U.S. Dollar)                                47         5,252,250          8,304
---------------------------------------------------------------------------------
Total                                                 $20,463,173      $(164,663)
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  39

                                         NUMBER OF      NOTIONAL      UNREALIZED
SALE CONTRACTS                           CONTRACTS    MARKET VALUE    GAIN (LOSS)
---------------------------------------------------------------------------------
U.S. Treasury Note, June. 2007,
2-year (U.S. Dollar)                         53       $10,850,094      $(17,550)
U.S. Treasury Note, June 2007, 5-year
(U.S. Dollar)                                36         3,809,813            79
U.S. Treasury Note, June 2007,
10-year (U.S. Dollar)                       172        18,632,438       (21,563)
---------------------------------------------------------------------------------
Total                                                 $33,292,345      $(39,034)
---------------------------------------------------------------------------------

7. SWAP CONTRACTS

At April 30, 2007, the Fund had the following open CBMS total return swap contract:

                                      TERMINATION      NOTIONAL       UNREALIZED
                                          DATE          AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------
Receive total return on Lehman
Brothers Aaa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 0.25%.
Counterparty: Wachovia                Oct. 1, 2007    $5,250,000       $(3,055)
----------------------------------------------------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended April 30, 2007.

--------------------------------------------------------------------------------

 40 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $6,599,145 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

   2010                        2011
$6,100,374                   $498,771

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  41

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 42 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  43

12. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,        2007(H)             2006           2005           2004           2003
Net asset value, beginning of
 period                               $6.60            $6.59          $7.02          $6.57          $6.00
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)            .10              .19            .16            .17            .18
Net gains (losses) (both realized
 and unrealized)                        .16              .14           (.23)           .52            .60
---------------------------------------------------------------------------------------------------------
Total from investment operations        .26              .33           (.07)           .69            .78
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                (.18)            (.32)          (.36)          (.24)          (.21)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period        $6.68            $6.60          $6.59          $7.02          $6.57
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $262             $276           $353           $389           $380
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)              1.25%(d),(e)     1.25%(d)       1.35%(d)       1.34%          1.36%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net
 assets                               2.91%(e)         2.77%          2.42%          2.66%          2.73%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                            37%              68%            73%            92%           117%
---------------------------------------------------------------------------------------------------------
Total return(f)                       3.92%(g)         5.17%         (1.18%)        10.70%         13.25%
---------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.37% for the six months ended April 30, 2007 and 1.39% and 1.37% for the years ended Oct. 31, 2006 and 2005, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 44 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,    2007(H)             2006           2005           2004           2003
Net asset value, beginning of
 period                           $6.67            $6.59          $7.02          $6.57          $5.99
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .09              .13            .10            .14            .12
Net gains (losses) (both
 realized and unrealized)           .14              .16           (.23)           .50            .62
-----------------------------------------------------------------------------------------------------
Total from investment
 operations                         .23              .29           (.13)           .64            .74
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.15)            (.21)          (.30)          (.19)          (.16)
-----------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $6.75            $6.67          $6.59          $7.02          $6.57
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $58              $63           $111           $142           $158
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)          2.02%(d),(e)     2.02%(d)       2.12%(d)       2.10%          2.12%
-----------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 2.14%(e)         1.98%          1.65%          1.90%          1.97%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        37%              68%            73%            92%           117%
-----------------------------------------------------------------------------------------------------
Total return(f)                   3.48%(g)         4.45%         (1.98%)         9.83%         12.39%
-----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) Then Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.13% for the six months ended April 30, 2007 and 2.16% and 2.13% for the years ended Oct. 31, 2006 and 2005, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  45

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,   2007(H)              2006           2005           2004           2003
Net asset value, beginning of
 period                           $6.62            $6.57          $6.99          $6.55          $5.98
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .09              .14            .11            .14            .13
Net gains (losses) (both
 realized and unrealized)           .14              .13           (.22)           .49            .60
-----------------------------------------------------------------------------------------------------
Total from investment
 operations                         .23              .27           (.11)           .63            .73
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.15)            (.22)          (.31)          (.19)          (.16)
-----------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $6.70            $6.62          $6.57          $6.99          $6.55
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                           $3               $3             $4             $5             $5
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)          2.01%(d),(e)     2.02%(d)       2.12%(d)       2.09%          2.14%
-----------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 2.15%(e)         2.00%          1.65%          1.91%          1.89%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        37%              68%            73%            92%           117%
-----------------------------------------------------------------------------------------------------
Total return(f)                   3.50%(g)         4.25%         (1.83%)         9.72%         12.41%
-----------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.13% for the six months ended April 30, 2007 and 2.16% and 2.14% for the years ended Oct. 31, 2006 and 2005, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 46 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,            2007(H)            2006           2005        2004(B)
Net asset value, beginning of period       $6.59          $6.61          $7.03          $6.77
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .10            .21            .19            .16
Net gains (losses) (both realized and
 unrealized)                                 .16            .14           (.22)           .24
---------------------------------------------------------------------------------------------
Total from investment operations             .26            .35           (.03)           .40
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.19)          (.37)          (.39)          (.14)
---------------------------------------------------------------------------------------------
Net asset value, end of period             $6.66          $6.59          $6.61          $7.03
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $168           $145            $89            $24
---------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(c),(d)                    .86%(e)        .88%           .91%           .89%(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               3.31%(e)       3.18%          2.87%          3.07%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)           37%            68%            73%            92%
---------------------------------------------------------------------------------------------
Total return(f)                            3.98%(g)       5.52%          (.56%)         6.06%(g)
---------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  47

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,       2007(H)             2006           2005           2004           2003
Net asset value, beginning of
 period                              $6.60            $6.61          $7.04          $6.59          $6.01
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)           .10              .20            .16            .18            .19
Net gains (losses) (both
 realized and unrealized)              .16              .13           (.22)           .52            .61
--------------------------------------------------------------------------------------------------------
Total from investment operations       .26              .33           (.06)           .70            .80
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                               (.18)            (.34)          (.37)          (.25)          (.22)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period       $6.68            $6.60          $6.61          $7.04          $6.59
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $--              $--            $--            $--            $--
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)             1.08%(d),(e)     1.08%(d)       1.18%(d)       1.17%          1.18%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average daily net
 assets                              3.08%(e)         2.95%          2.60%          2.83%          2.69%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                           37%              68%            73%            92%           117%
--------------------------------------------------------------------------------------------------------
Total return(f)                      4.02%(g)         5.29%         (1.00%)        10.86%         13.54%
--------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.17% for the six months ended April 30, 2007 and 1.20% and 1.20% for the years ended Oct. 31, 2006 and 2005, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 48 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT 31,             2007(B)
Net asset value, beginning of period       $6.79
------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .09
Net gains (losses) (both realized and
 unrealized)                                (.02)
------------------------------------------------
Total from investment operations             .07
------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.19)
------------------------------------------------
Net asset value, end of period             $6.67
------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                    $6
------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         1.26%(e),(f)
------------------------------------------------
Ratio of net investment income (loss)
 to average
 daily net assets                          3.17%(f)
------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)           37%
------------------------------------------------
Total return(g)                            1.05%(h)
------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to April 30, 2007 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.39% for the period ended April 30, 2007.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  49

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations they had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 50 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  51

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, they referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

--------------------------------------------------------------------------------

 52 RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                      RIVERSOURCE GLOBAL BOND FUND -- 2007 SEMIANNUAL REPORT  53

     RIVERSOURCE(R) GLOBAL BOND FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6339 W (6/07)

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
GLOBAL EQUITY FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
APRIL 30, 2007


RIVERSOURCE GLOBAL EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

Fund Expenses Example...............     10

Investments in Securities...........     13

Financial Statements................     18

Notes to Financial Statements.......     24

Approval of Investment Management
   Services Agreement...............     45

Proxy Voting........................     48

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT APRIL 30, 2007

FUND OBJECTIVE

RiverSource Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth.

COUNTRY BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

United States                                                                    31.9
Japan                                                                             9.8
Germany                                                                           7.7
United Kingdom                                                                    7.1
Switzerland                                                                       5.9
Hong Kong                                                                         5.4
Other(1)                                                                         32.2

(1) Includes Brazil 4.2%, South Korea 4.1%, Canada 3.3%, South Africa 2.1%, Australia 1.6%, Spain 1.6%, France 1.3%, Sweden 1.2%, Taiwan 1.2%, Bermuda 1.1%, Ireland 1.0%, Chile 0.9%, Luxembourg 0.9%, Mexico 0.9%, Norway 0.8%, Greece 0.7%, Netherlands 0.5%, Finland 0.3% and Cash & Cash Equivalents(2) 4.5%.
(2) Of the 4.5%, 3.8% is due to security lending activity and 0.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Google CI A (United States)           2.2%
Roche Holding (Switzerland)           1.9%
UBS (Switzerland)                     1.9%
Microsoft (United States)             1.8%
Hypo Real Estate Holding (Germany)    1.7%
Petroplus Holdings (Switzerland)      1.6%
Shinhan Financial Group (South
   Korea)                             1.5%
Leap Wireless Intl (United States)    1.5%
Aur Resources (Canada)                1.4%
Continental (Germany)                 1.3%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

--------------------------------------------------------------------------------

                     RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT APRIL 30, 2007

STYLE MATRIX


          STYLE
VALUE    BLEND    GROWTH
         X                 LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

THREADNEEDLE INTERNATIONAL LIMITED

                             YEARS IN INDUSTRY
Dominic Rossi                       21
Stephen Thornber                    20

FUND FACTS

                        TICKER SYMBOL    INCEPTION DATE
Class A                     IGLGX               05/29/90
Class B                     IDGBX               03/20/95
Class C                        --               06/26/00
Class R2                       --               12/11/06
Class R3                       --               12/11/06
Class R4(1)                 IDGYX               03/20/95
Class R5                       --               12/11/06
Class W                        --               12/01/06
Total net assets                          $788.7 million
Number of holdings                                   108

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

--------------------------------------------------------------------------------

 4 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2007

                                  (BAR CHART)

RiverSource Global Equity Fund Class A (excluding
  sales charge                                         +11.66

Morgan Stanley Capital International (MSCI) All
  Country World Index(1) (unmanaged)                   +12.75

Lipper Global Funds Index(2)                           +11.90

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                                               TOTAL
Class A                                                                        1.51%
Class B                                                                        2.28%
Class C                                                                        2.27%
Class R2(a)                                                                    1.82%
Class R3(a)                                                                    1.57%
Class R4(a)                                                                   1.32%(b)
Class R5(a)                                                                    1.07%
Class W(a)                                                                     1.47%

(a) Effective Dec. 11, 2006, Class Y was renamed Class R4. Inception date for Class R2, Class R3 and Class R5 is Dec. 11, 2006. Inception date for Class W is Dec. 1, 2006. For Class R2, Class R3, Class R5 and Class W, expenses are based on estimated amounts for the current fiscal year.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that increased the management fee by 0.08%), will not exceed 1.27% for Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT APRIL 30, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 5/29/90)          +11.66%    +13.17%   +20.34%   +11.99%    +6.38%      +6.63%
 Class B (inception 3/20/95)          +11.23%    +12.35%   +19.43%   +11.15%    +5.57%      +6.59%
 Class C (inception 6/26/00)          +11.29%    +12.39%   +19.40%   +11.13%      N/A       -0.01%
 Class R2 (inception 12/11/06)           N/A        N/A       N/A       N/A       N/A       +7.25%*
 Class R3 (inception 12/11/06)           N/A        N/A       N/A       N/A       N/A       +7.38%*
 Class R4** (inception 3/20/95)       +11.56%    +13.18%   +20.50%   +12.17%    +6.54%      +7.57%
 Class R5 (inception 12/11/06)           N/A        N/A       N/A       N/A       N/A       +7.52%*
 Class W (inception 12/1/06)             N/A        N/A       N/A       N/A       N/A       +8.19%*

WITH SALES CHARGE
 Class A (inception 5/29/90)           +5.24%     +6.66%   +17.99%   +10.67%    +5.75%      +6.26%
 Class B (inception 3/20/95)           +6.23%     +7.35%   +18.49%   +10.88%    +5.57%      +6.59%
 Class C (inception 6/26/00)          +10.29%    +11.39%   +19.40%   +11.13%      N/A       -0.01%

--------------------------------------------------------------------------------

 6 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MARCH 31, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 5/29/90)          +12.75%    +12.29%   +17.55%   +10.24%    +5.93%      +6.43%
 Class B (inception 3/20/95)          +12.21%    +11.38%   +16.61%    +9.38%    +5.12%      +6.30%
 Class C (inception 6/26/00)          +12.24%    +11.57%   +16.65%    +9.40%      N/A       -0.57%
 Class R2 (inception 12/11/06)           N/A        N/A       N/A       N/A       N/A       +3.27%*
 Class R3 (inception 12/11/06)           N/A        N/A       N/A       N/A       N/A       +3.28%*
 Class R4** (inception 3/20/95)       +12.77%    +12.31%   +17.73%   +10.43%    +6.10%      +7.29%
 Class R5 (inception 12/11/06)           N/A        N/A       N/A       N/A       N/A       +3.41%*
 Class W (inception 12/1/06)             N/A        N/A       N/A       N/A       N/A       +4.19%*

WITH SALES CHARGE
 Class A (inception 5/29/90)           +6.28%     +5.83%   +15.26%    +8.94%    +5.31%      +6.05%
 Class B (inception 3/20/95)           +7.21%     +6.38%   +15.62%    +9.10%    +5.12%      +6.30%
 Class C (inception 6/26/00)          +11.24%    +10.57%   +16.65%    +9.40%      N/A       -0.57%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R2, Class R3, Class R4, Class R5 and Class W shares. Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, RiverSource Global Equity Fund portfolio managers Dominic Rossi and Stephen Thornber of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the six-month period ended April 30, 2007. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Q: How did RiverSource Global Equity Fund perform for the period?

A: The Fund increased 11.66% (Class A shares excluding sales charge) for the six-month period ended April 30, 2007. The Fund underperformed its benchmark, the Morgan Stanley Capital International All Country World Index (MSCI Index), which increased 12.75% for the period. The Fund also underperformed the Lipper Global Funds Index, representing the Fund's peer group, which increased 11.90% over the same time frame.

Q: What factors most significantly affected performance?

A: The Fund's overweight in Japan relative to the MSCI Index was the largest detractor to performance during the six-month period. The Bank of Japan was very slow to raise interest rates and domestic Japanese institutions shunned the market. The Fund's exposure to Japanese financials particularly hurt performance with Tokai Tokyo Securities one of the largest detractors. Stock selection in Europe was a slight drag on performance as Carphone Warehouse Group in the U.K. performed poorly when Vodafone announced an exclusive distribution deal with one of Carphone's competitors. The Fund continues to hold the stock believing any setbacks are only temporary.

   The Fund's iron ore and copper positions in Latin America were key contributors to performance for the period as were the Fund's paper and pulp holdings in Latin America. Also contributing positively was South African retailer Massmart Holdings, which saw very strong sales figures that boosted the stock price. The company is one of the most profitable retailers in the world. Lastly, the Fund's positions in refining added value during the period. U.S. oil refiner Valero Energy, European-based oil refiner Petroplus Holdings, and Marathon Oil were all strong performers during the period.

   THE FUND'S IRON ORE AND COPPER POSITIONS IN LATIN AMERICA WERE KEY CONTRIBUTORS TO PERFORMANCE FOR THE PERIOD AS WERE THE FUND'S PAPER AND PULP HOLDINGS IN LATIN AMERICA.

--------------------------------------------------------------------------------

 8 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS



Q: What changes did you make to the Fund during the six-month period?

A: One of the most significant changes we made during the period was eliminating the Fund's overweight in Japan. We brought the Fund's weighting down to neutral because we now believe we can find better value elsewhere in the world. We still see a lot of potential in Japan and think the market is undervalued; however, we are waiting for the Japanese stock market to reflect the country's positive corporate growth and record profits.

   Additionally, we increased the Fund's exposure to Latin America and are adding to the Fund's U.S. exposure on a stock selection basis including eBay and Bowater. However, the U.S. remains the Fund's biggest underweight. During the period, we sold out of the Fund's positions in U.S. homebuilders such as DR Horton and Hovnanian when we saw the housing market continue to fall.
   ONE OF THE MOST SIGNIFICANT CHANGES WE MADE DURING THE PERIOD WAS
   ELIMINATING THE FUND'S OVERWEIGHT IN JAPAN.


Q: How do you intend to manage the Fund in the months ahead?

A: We remain optimistic about the outlook for equities. The background for global equities remains positive. Valuations are attractive, corporate results have been encouraging, and we expect recent robust merger and acquisition activity levels to continue. However, we recognize that equities have enjoyed a very strong run and that inflationary expectations are beginning to rise around the globe. We are beginning to anticipate some of the headwinds that the markets may encounter in the second half of the year, such as the impact of the weak dollar and higher interest rates. Thus, we are tempering our optimism with some caution.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                     RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  9

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 10 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            NOV. 1, 2006    APRIL 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,116.60         $ 7.24           1.38%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.95         $ 6.90           1.38%
 Class B
   Actual(b)                   $1,000         $1,112.30         $11.26           2.15%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.13         $10.74           2.15%
 Class C
   Actual(b)                   $1,000         $1,112.90         $11.21           2.14%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,014.18         $10.69           2.14%
 Class R2
   Actual(c)                      N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.31         $ 8.55           1.71%
 Class R3
   Actual(c)                      N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.55         $ 7.30           1.46%
 Class R4
   Actual(b)                   $1,000         $1,115.60         $ 6.40(d)        1.22%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.74         $ 6.11(d)        1.22%
 Class R5
   Actual(c)                      N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.03         $ 4.81            .96%

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  11

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            NOV. 1, 2006    APRIL 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class W
   Actual(c)                      N/A               N/A            N/A             N/A
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,018.00         $ 6.85           1.37%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended April 30, 2007: +11.66% for Class A, +11.23% for Class B, +11.29% for Class C and +11.56% for Class R4.
(c) The actual values and expenses paid are not presented because Class R2, Class R3, Class R5 and Class W do not have a full six months of history. The inception date of Class R2, Class R3 and Class R5 is Dec. 11, 2006. The inception date of Class W is Dec. 1, 2006.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the entire six-month period ended April 30, 2007, the actual and hypothetical expenses paid for Class R4 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 12 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

APRIL 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.5%)(c)
ISSUER                                            SHARES                     VALUE(A)
AUSTRALIA (1.6%)
BIOTECHNOLOGY (1.0%)
CSL                                                 113,745                $8,192,761
-------------------------------------------------------------------------------------

METALS & MINING (0.6%)
Oxiana                                            1,810,470                 4,555,103
-------------------------------------------------------------------------------------

BERMUDA (1.1%)
INSURANCE
Flagstone Reinsurance Holdings                       54,200(b)                726,280
PartnerRe                                           109,090                 7,856,662
                                                                      ---------------
Total                                                                       8,582,942
-------------------------------------------------------------------------------------

BRAZIL (4.4%)
CHEMICALS (0.8%)
Braskem Series A                                    725,200                 6,183,542
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Cyrela Brazil Realty                                362,900                 3,939,872
-------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Cia Vale do Rio Doce ADR                            225,975                 7,726,085
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.1%)
Petroleo Brasileiro ADR                              85,884                 8,694,037
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.0%)
Aracruz Celulose ADR                                144,690                 7,956,503
-------------------------------------------------------------------------------------

CANADA (3.4%)
METALS & MINING (1.5%)
Aur Resources                                       526,600                11,570,968
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
Canadian Natural Resources                          129,457                 7,716,932
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.9%)
Abitibi-Consolidated                              2,785,823                 7,303,374
-------------------------------------------------------------------------------------

CHILE (0.9%)
METALS & MINING
Antofagasta                                         692,585                 7,339,923
-------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                     VALUE(A)

FINLAND (0.3%)
COMMUNICATIONS EQUIPMENT
Nokia                                               101,478(b)             $2,559,607
-------------------------------------------------------------------------------------

FRANCE (1.3%)
COMMERCIAL BANKS (1.0%)
Societe Generale                                     36,688                 7,774,220
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Schneider Electric                                   18,726(f)              2,640,851
-------------------------------------------------------------------------------------

GERMANY (7.9%)
AEROSPACE & DEFENSE (1.0%)
MTU Aero Engines Holding                            142,389                 8,268,334
-------------------------------------------------------------------------------------

AUTO COMPONENTS (1.4%)
Continental                                          78,215(f)             10,886,046
-------------------------------------------------------------------------------------

CHEMICALS (1.0%)
Bayer                                               120,061(f)              8,258,330
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Deutsche Boerse                                      27,740                 6,502,514
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
Siemens                                              38,584                 4,656,943
-------------------------------------------------------------------------------------

INSURANCE (1.2%)
Allianz                                              42,705                 9,713,773
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.9%)
Hypo Real Estate Holding                            209,752                13,982,645
-------------------------------------------------------------------------------------

GREECE (0.7%)
CONSTRUCTION MATERIALS
TITAN Cement                                        101,865                 5,797,829
-------------------------------------------------------------------------------------

HONG KONG (5.6%)
HOTELS, RESTAURANTS & LEISURE (0.8%)
Hongkong & Shanghai Hotels                        4,277,500                 6,520,928
-------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                     VALUE(A)
HONG KONG (CONT.)

REAL ESTATE MANAGEMENT & DEVELOPMENT (2.6%)
China Overseas Land & Investment                  4,998,000                $6,062,202
Great Eagle Holdings                              1,412,000                 5,170,198
Hang Lung Properties                              2,955,000                 8,753,921
                                                                      ---------------
Total                                                                      19,986,321
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Esprit Holdings                                     854,500                10,356,612
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.9%)
China Mobile                                        801,500                 7,219,328
-------------------------------------------------------------------------------------

IRELAND (1.1%)
COMMERCIAL BANKS
Bank of Ireland                                     394,603                 8,468,201
-------------------------------------------------------------------------------------

JAPAN (10.1%)
BUILDING PRODUCTS (0.5%)
Asahi Glass                                         270,000                 3,631,814
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Nomura Holdings                                     345,200                 6,596,910
Tokai Tokyo Securities                            1,076,000                 5,772,025
                                                                      ---------------
Total                                                                      12,368,935
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
Mitsubishi UFJ Financial Group                          584                 6,074,568
Mizuho Financial Group                                1,018                 6,125,797
                                                                      ---------------
Total                                                                      12,200,365
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.2%)
GOLDCREST                                           183,980                 9,147,353
-------------------------------------------------------------------------------------

INSURANCE (0.9%)
T&D Holdings                                        112,750                 7,140,342
-------------------------------------------------------------------------------------

MACHINERY (1.6%)
AMADA                                               713,000                 7,961,287
THK                                                 220,900                 5,382,746
                                                                      ---------------
Total                                                                      13,344,033
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.2%)
Canon                                               164,900                 9,251,217
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.6%)
Mitsubishi Estate                                   221,000                 6,851,489
Mitsui Fudosan                                      204,000                 5,954,427
                                                                      ---------------
Total                                                                      12,805,916
-------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                     VALUE(A)

LUXEMBOURG (0.9%)
METALS & MINING
Ternium ADR                                         260,600(b)             $7,010,140
-------------------------------------------------------------------------------------

MEXICO (0.9%)
WIRELESS TELECOMMUNICATION SERVICES
America Movil ADR Series L                          132,598                 6,965,373
-------------------------------------------------------------------------------------

NETHERLANDS (0.5%)
FOOD PRODUCTS
Royal Numico                                         75,405                 4,154,822
-------------------------------------------------------------------------------------

NORWAY (0.8%)
ENERGY EQUIPMENT & SERVICES
TGS NOPEC Geophysical                               277,320(b)              6,344,490
-------------------------------------------------------------------------------------

SOUTH AFRICA (2.2%)
FOOD & STAPLES RETAILING (1.3%)
Massmart Holdings                                   750,578                10,400,494
-------------------------------------------------------------------------------------

MEDIA (0.9%)
Naspers Series N                                    274,210                 6,885,146
-------------------------------------------------------------------------------------

SOUTH KOREA (4.2%)
COMMERCIAL BANKS (2.2%)
Kookmin Bank                                         57,283                 5,131,217
Shinhan Financial Group                             218,743                12,326,274
                                                                      ---------------
Total                                                                      17,457,491
-------------------------------------------------------------------------------------

METALS & MINING (0.7%)
POSCO                                                13,952                 5,856,680
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Hynix Semiconductor                                  80,680(b)              2,752,136
Hynix Semiconductor GDR                             206,781(b,d,e)          7,122,323
                                                                      ---------------
Total                                                                       9,874,459
-------------------------------------------------------------------------------------

SPAIN (1.7%)
BIOTECHNOLOGY (0.8%)
Grifols                                             343,133(b)              5,966,644
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.9%)
Inditex                                             120,384                 7,405,096
-------------------------------------------------------------------------------------

SWEDEN (1.3%)
MACHINERY
Atlas Copco Series A                                260,800(f)              9,901,883
-------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                     VALUE(A)

SWITZERLAND (6.1%)
CAPITAL MARKETS (1.9%)
UBS                                                 231,509               $15,046,142
-------------------------------------------------------------------------------------

CHEMICALS (0.6%)
Syngenta                                             23,906(b)              4,749,145
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.6%)
Petroplus Holdings                                  154,713(b)             12,810,549
-------------------------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
Roche Holding                                        82,048                15,450,863
-------------------------------------------------------------------------------------

TAIWAN (1.2%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Hon Hai Precision Industry                          577,000                 3,802,528
Hon Hai Precision Industry GDR                      305,321(d,e)            4,059,883
                                                                      ---------------
Total                                                                       7,862,411
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Taiwan Semiconductor Mfg                                983                     2,000
Taiwan Semiconductor Mfg ADR                        172,072                 1,813,639
                                                                      ---------------
Total                                                                       1,815,639
-------------------------------------------------------------------------------------

UNITED KINGDOM (7.4%)
COMMERCIAL BANKS (1.3%)
Barclays                                            163,771                 2,364,220
Standard Chartered                                  269,531                 8,330,268
                                                                      ---------------
Total                                                                      10,694,488
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.9%)
Drax Group                                          426,142                 6,791,345
-------------------------------------------------------------------------------------

METALS & MINING (1.0%)
Anglo American                                      153,417                 8,078,680
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
BG Group                                            539,701                 7,776,770
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
CSR                                                 451,029(b)              6,849,655
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Carphone Warehouse Group                          1,717,961                10,291,342
-------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                     VALUE(A)
UNITED KINGDOM (CONT.)

TOBACCO (1.0%)
Imperial Tobacco Group                              172,931                $7,537,271
-------------------------------------------------------------------------------------

UNITED STATES (32.9%)
AEROSPACE & DEFENSE (1.3%)
United Technologies                                 153,923                10,332,851
-------------------------------------------------------------------------------------

BEVERAGES (1.6%)
Hansen Natural                                      120,546(b)              4,604,857
PepsiCo                                             118,473                 7,829,881
                                                                      ---------------
Total                                                                      12,434,738
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.8%)
Genzyme                                             102,434(b)              6,689,965
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.7%)
Bear Stearns Companies                               40,209                 6,260,541
Goldman Sachs Group                                  42,869                 9,371,593
Lehman Brothers Holdings                             71,739                 5,400,512
                                                                      ---------------
Total                                                                      21,032,646
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.1%)
Cisco Systems                                       310,356(b)              8,298,920
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
CIT Group                                           108,524                 6,473,457
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.8%)
Exelon                                               88,081                 6,642,188
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
ENSCO Intl                                          112,935                 6,367,275
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.1%)
St. Jude Medical                                    193,944(b)              8,298,864
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
WellPoint                                           120,671(b)              9,529,389
-------------------------------------------------------------------------------------

INSURANCE (0.5%)
American Intl Group                                  55,978                 3,913,422
-------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (3.5%)
eBay                                                299,604(b)             10,168,560
Google Cl A                                          37,815(b)             17,825,234
                                                                      ---------------
Total                                                                      27,993,794
-------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                     VALUE(A)
UNITED STATES (CONT.)
LIFE SCIENCES TOOLS & SERVICES (1.3%)
Exelixis                                            360,510(b)             $3,871,877
Thermo Fisher Scientific                            123,238(b)              6,415,771
                                                                      ---------------
Total                                                                      10,287,648
-------------------------------------------------------------------------------------
MEDIA (1.2%)
Comcast Cl A                                        364,595(b)              9,720,103
-------------------------------------------------------------------------------------
METALS & MINING (1.2%)
Freeport-McMoRan Copper & Gold                      137,779                 9,253,238
-------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (2.6%)
Devon Energy                                        108,181                 7,883,149
Marathon Oil                                         62,965                 6,394,096
Valero Energy                                        93,423                 6,561,097
                                                                      ---------------
Total                                                                      20,838,342
-------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (1.0%)
Bowater                                             354,628                 7,762,807
-------------------------------------------------------------------------------------
PHARMACEUTICALS (0.7%)
Wyeth                                               102,010                 5,661,555
-------------------------------------------------------------------------------------
ROAD & RAIL (1.0%)
Norfolk Southern                                    144,625                 7,699,835
-------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                     VALUE(A)
UNITED STATES (CONT.)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Analog Devices                                      103,090                $3,981,336
-------------------------------------------------------------------------------------
SOFTWARE (1.9%)
Microsoft                                           501,409                15,012,185
-------------------------------------------------------------------------------------
SPECIALTY RETAIL (2.6%)
Abercrombie & Fitch Cl A                             95,579                 7,804,982
Home Depot                                          202,916                 7,684,429
Staples                                             205,468                 5,095,606
                                                                      ---------------
Total                                                                      20,585,017
-------------------------------------------------------------------------------------
TOBACCO (0.5%)
Altria Group                                         53,630                 3,696,180
-------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (2.2%)
American Tower Cl A                                 140,046(b)              5,321,748
Leap Wireless Intl                                  154,700(b)             11,808,251
                                                                      ---------------
Total                                                                      17,129,999
-------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $657,192,193)                                                     $776,857,271
-------------------------------------------------------------------------------------

MONEY MARKET FUND (4.6%) (g)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 36,305,016(h)          $36,305,016
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $36,305,016)                                                     $36,305,016
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $693,497,209)(i)                                                $813,162,287
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the value of these securities amounted to $11,182,206 or 1.4% of net assets.

--------------------------------------------------------------------------------

 16 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at April 30, 2007, is as follows:

SECURITY                                   ACQUISITION DATES               COST
----------------------------------------------------------------------------------
Hon Hai Precision Industry GDR*                 03-05-07                $3,734,076
Hynix Semiconductor GDR*                 06-26-06 thru 02-02-07          6,644,031

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) At April 30, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(g) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.9% of net assets. See Note 5 to the financial statements. 0.7% of net assets is the Fund's cash equivalent position.

(h)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

(i) At April 30, 2007, the cost of securities for federal income tax purposes was approximately $693,497,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $125,695,000
Unrealized depreciation                                             (6,030,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $119,665,000
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                   RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT   17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $657,192,193)         $  776,857,271
   Affiliated money market fund (identified cost
      $36,305,016) (Note 7)                                         36,305,016
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $693,497,209)                                                   813,162,287
Foreign currency holdings (identified cost $689,150) (Note
   1)                                                                  690,193
Capital shares receivable                                              237,488
Dividends and accrued interest receivable                            2,195,744
Receivable for investment securities sold                            7,536,320
------------------------------------------------------------------------------
Total assets                                                       823,822,032
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 273,507
Payable for investment securities purchased                          4,007,597
Payable upon return of securities loaned (Note 5)                   30,577,750
Unrealized depreciation on foreign currency contracts held,
   at value (Note 6)                                                     4,138
Accrued investment management services fee                              50,538
Accrued distribution fee                                                23,965
Accrued transfer agency fee                                              8,360
Accrued administrative services fee                                      5,115
Accrued plan administration services fee                                   195
Other accrued expenses                                                 122,378
------------------------------------------------------------------------------
Total liabilities                                                   35,073,543
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $  788,748,489
==============================================================================

--------------------------------------------------------------------------------

 18 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

APRIL 30, 2007 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $      955,609
Additional paid-in capital                                       1,082,000,248
Excess of distributions over net investment income                  (3,809,885)
Accumulated net realized gain (loss) (Note 9)                     (410,108,727)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 6)                                             119,711,244
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $  788,748,489
==============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $654,049,942
                                             Class B                          $118,419,160
                                             Class C                          $  6,868,363
                                             Class R2                         $      5,298
                                             Class R3                         $      5,304
                                             Class R4                         $  9,389,767
                                             Class R5                         $      5,312
                                             Class W                          $      5,343
Net asset value per share of outstanding
   capital stock:                            Class A shares     78,476,644    $       8.33
                                             Class B shares     15,081,107    $       7.85
                                             Class C shares        883,321    $       7.78
                                             Class R2 shares           634    $       8.36
                                             Class R3 shares           634    $       8.37
                                             Class R4 shares     1,117,239    $       8.40
                                             Class R5 shares           634    $       8.38
                                             Class W shares            638    $       8.37
------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                   $ 29,232,270
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  19

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends                                                       $ 7,327,500
Interest                                                             14,242
Income distributions from affiliated money market fund (Note
   7)                                                               171,847
Fee income from securities lending (Note 5)                          44,758
   Less foreign taxes withheld                                     (670,401)
---------------------------------------------------------------------------
Total income                                                      6,887,946
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                2,889,211
Distribution fee
   Class A                                                          785,588
   Class B                                                          571,652
   Class C                                                           31,498
   Class R2                                                              10
   Class R3                                                               5
   Class W                                                                5
Transfer agency fee
   Class A                                                          665,211
   Class B                                                          129,491
   Class C                                                            6,883
   Class R2                                                               1
   Class R3                                                               1
   Class R4                                                           3,448
   Class R5                                                               1
   Class W                                                                4
Service fee -- Class R4                                                 931
Administrative services fees and expenses                           296,566
Plan administration services fee
   Class R2                                                               5
   Class R3                                                               5
   Class R4                                                           8,506
Compensation of board members                                         7,244
Custodian fees                                                      112,890
Printing and postage                                                 86,320
Registration fees                                                    48,126
Professional fees                                                    21,159
Other                                                                18,951
---------------------------------------------------------------------------
Total expenses                                                    5,683,712
   Earnings and bank fee credits on cash balances (Note 2)          (27,115)
---------------------------------------------------------------------------
Total net expenses                                                5,656,597
---------------------------------------------------------------------------
Investment income (loss) -- net                                   1,231,349
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

 20 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $59,007,084
   Foreign currency transactions                                     40,065
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          59,047,149
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         23,719,717
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            82,766,866
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $83,998,215
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

                                                        APRIL 30, 2007     OCT. 31, 2006
                                                       SIX MONTHS ENDED     YEAR ENDED
                                                         (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                          $  1,231,349      $     636,865
Net realized gain (loss) on investments                    59,047,149         98,555,283
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                       23,719,717         22,761,204
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              83,998,215        121,953,352
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (5,052,101)        (1,251,232)
      Class B                                                 (46,137)                --
      Class C                                                 (24,578)              (867)
      Class R2                                                    (60)               N/A
      Class R3                                                    (61)               N/A
      Class R4                                                (77,098)           (25,269)
      Class R5                                                    (61)               N/A
      Class W                                                     (61)               N/A
----------------------------------------------------------------------------------------
Total distributions                                        (5,200,157)        (1,277,368)
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 22 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

                                                        APRIL 30, 2007     OCT. 31, 2006
                                                       SIX MONTHS ENDED     YEAR ENDED
                                                         (UNAUDITED)
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                               $ 45,345,679      $ 172,183,612
   Class B shares                                           9,935,961         35,714,119
   Class C shares                                           1,050,960          3,352,708
   Class R2 shares                                              5,000                N/A
   Class R3 shares                                              5,000                N/A
   Class R4 shares                                          1,089,434          3,186,241
   Class R5 shares                                              5,000                N/A
   Class W shares                                               5,000                N/A
Reinvestment of distributions at net asset value
   Class A shares                                           4,972,723          1,230,861
   Class B shares                                              45,360                 --
   Class C shares                                              23,937                850
   Class R4 shares                                             77,098             25,268
Payments for redemptions
   Class A shares                                         (69,438,591)      (110,583,690)
   Class B shares (Note 2)                                (13,929,764)       (46,861,081)
   Class C shares (Note 2)                                   (523,484)          (685,303)
   Class R4 shares                                         (2,123,317)        (1,565,797)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (23,454,004)        55,997,788
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    55,344,054        176,673,772
Net assets at beginning of period                         733,404,435        556,730,663
----------------------------------------------------------------------------------------
Net assets at end of period                              $788,748,489      $ 733,404,435
========================================================================================
Undistributed (excess of distributions over) net
   investment income                                     $ (3,809,885)     $     158,923
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to April 30, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries.

The Fund offers Class A, Class B, Class C and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, offered to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At April 30, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, offered through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At April 30, 2007, Ameriprise Financial owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 24 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  25

ILLIQUID SECURITIES

At April 30, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 2007 was $11,182,206 representing 1.42% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------

 26 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2007, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  27

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 28 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $43,400 for the six months ended April 30, 2007.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses in the amount of $3,811 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  29

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3, and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

--------------------------------------------------------------------------------

 30 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $486,285 for Class A, $26,879 for Class B and $386 for Class C for the six months ended April 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.27% for Class R4.

During the six months ended April 30, 2007, the Fund's custodian and transfer agency fees were reduced by $27,115 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $365,572,087 and $400,222,712, respectively, for the six months ended April 30, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                          SIX MONTHS ENDED APRIL 30, 2007
                                  CLASS A       CLASS B      CLASS C     CLASS R2(A)
------------------------------------------------------------------------------------
Sold                              5,750,631     1,336,190     143,043           634
Issued for reinvested
 distributions                      636,712         6,146       3,279            --
Redeemed                         (8,769,818)   (1,861,381)    (70,288)           --
------------------------------------------------------------------------------------
Net increase (decrease)          (2,382,475)     (519,045)     76,034           634
------------------------------------------------------------------------------------

                                CLASS R3(A)   CLASS R4(B)   CLASS R5(A)   CLASS W(C)
------------------------------------------------------------------------------------
Sold                                    634       136,267         634           638
Issued for reinvested
 distributions                           --         9,796          --            --
Redeemed                                 --      (274,991)         --            --
------------------------------------------------------------------------------------
Net increase (decrease)                 634      (128,928)        634           638
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  31

                                              YEAR ENDED OCT. 31, 2006
                                  CLASS A       CLASS B      CLASS C     CLASS R4(B)
------------------------------------------------------------------------------------
Sold                             24,909,235     5,476,744     511,941       450,583
Issued for reinvested
 distributions                      183,985            --         135         3,744
Redeemed                        (15,810,293)   (7,193,343)   (104,104)     (221,723)
------------------------------------------------------------------------------------
Net increase (decrease)           9,282,927    (1,716,599)    407,972       232,604
------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to April 30, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to April 30, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At April 30, 2007, securities valued at $29,232,270 were on loan to brokers. For collateral, the Fund received $30,577,750 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $44,758 for the six months ended April 30, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2007, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                              CURRENCY TO          CURRENCY TO      UNREALIZED       UNREALIZED
EXCHANGE DATE                 BE DELIVERED         BE RECEIVED     APPRECIATION     DEPRECIATION
-------------------------------------------------------------------------------------------------
May 2, 2007                           1,223,561     199,000,000         $--            $4,138
                         European Monetary Unit    Japanese Yen
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 32 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended April 30, 2007.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $468,974,678 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

    2009           2010          2011
$294,829,842   $143,634,885   $30,509,951

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  33

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

 34 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  35

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 36 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period      $7.52          $6.23          $5.16          $4.62          $3.92
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .01            .01            .02             --            .01
Net gains (losses) (both realized and
 unrealized)                                .86           1.30           1.08            .54            .69
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .87           1.31           1.10            .54            .70
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.06)          (.02)          (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.33          $7.52          $6.23          $5.16          $4.62
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $654           $608           $446           $364           $366
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.38%(d)       1.51%          1.57%          1.41%          1.50%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .45%(d)        .23%           .33%           .07%           .26%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          48%           112%            93%           104%           132%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          11.66%(f)      21.01%         21.48%         11.72%         17.86%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  37

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(G)               2006           2005           2004           2003
Net asset value, beginning of period      $7.06             $5.88          $4.87          $4.40          $3.76
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)             (.01)          (.02)          (.03)          (.03)
Net gains (losses) (both realized and
 unrealized)                                .80              1.19           1.03            .50            .67
--------------------------------------------------------------------------------------------------------------
Total from investment operations            .79              1.18           1.01            .47            .64
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.85             $7.06          $5.88          $4.87          $4.40
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $118              $110           $102           $104           $142
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.15%(d)          2.28%          2.34%          2.18%          2.27%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.32%)(d)         (.54%)         (.41%)         (.66%)         (.52%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          48%              112%            93%           104%           132%
--------------------------------------------------------------------------------------------------------------
Total return(e)                          11.23%(f)         20.07%         20.74%         10.68%         17.02%
--------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 38 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period      $7.02          $5.85          $4.85          $4.38          $3.75
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)          (.01)          (.02)          (.02)          (.03)
Net gains (losses) (both realized and
 unrealized)                                .80           1.18           1.03            .49            .66
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .79           1.17           1.01            .47            .63
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.03)            --           (.01)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $7.78          $7.02          $5.85          $4.85          $4.38
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $7             $6             $2             $1             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.14%(d)       2.27%          2.33%          2.19%          2.29%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.31%)(d)      (.50%)         (.53%)         (.69%)         (.52%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          48%           112%            93%           104%           132%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          11.29%(f)      20.03%         20.89%         10.73%         16.80%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  39

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $7.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05
Net gains (losses) (both realized and
 unrealized)                                .52
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .57
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.36
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.71%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .02%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          48%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           7.25%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to April 30, 2007 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $7.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06
Net gains (losses) (both realized and
 unrealized)                                .52
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .58
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.37
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.46%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .28%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          48%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           7.38%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to April 30, 2007 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  41

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period      $7.60          $6.29          $5.20          $4.65          $3.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .03            .02            .04            .01            .02
Net gains (losses) (both realized and
 unrealized)                                .84           1.31           1.09            .54            .69
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .87           1.33           1.13            .55            .71
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.02)          (.04)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.40          $7.60          $6.29          $5.20          $4.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $9             $9             $6             $4             $5
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.22%(d)       1.32%          1.38%          1.23%          1.30%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .62%(d)        .44%           .49%           .25%           .43%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          48%           112%            93%           104%           132%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          11.56%(f)      21.26%         21.90%         11.88%         18.02%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 42 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $7.89
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07
Net gains (losses) (both realized and
 unrealized)                                .52
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .59
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.38
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .96%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .78%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          48%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           7.52%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to April 30, 2007 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  43

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(B)
Net asset value, beginning of period      $7.83
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .06
Net gains (losses) (both realized and
 unrealized)                                .58
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .64
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $8.37
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.37%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets               .30%(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          48%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           8.19%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to April 30, 2007 (Unaudited).
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement between RiverSource and the subadviser (the "Subadviser") (the "Subadvisory Agreement"), the Subadviser performs portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements"). RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Advisory Agreements. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  45

Nature, Extent and Quality of Services Provided by RiverSource and the
Subadviser: The Board analyzed various reports and presentations they had received detailing the services performed by RiverSource and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource and the Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource and the Subadviser were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved. Additionally, the Board reviewed the performance of the Subadviser and the overall "subadvised" strategy. They noted, in particular, management's ongoing oversight and monitoring of the Subadviser's investment process and performance.

--------------------------------------------------------------------------------

 46 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, they referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

                    RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT  47

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 48 RIVERSOURCE GLOBAL EQUITY FUND -- 2007 SEMIANNUAL REPORT

     RIVERSOURCE(R) GLOBAL EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6451 V (6/07)

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
GLOBAL TECHNOLOGY FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
APRIL 30, 2007


RIVERSOURCE GLOBAL TECHNOLOGY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

Fund Expenses Example...............     11

Investments in Securities...........     13

Financial Statements................     16

Notes to Financial Statements.......     20

Approval of Investment Management
   Services Agreement...............     36

Proxy Voting........................     39

      (DALBAR LOGO)

The RiverSource mutual
fund shareholder reports
have been awarded the
Communications Seal from
Dalbar Inc., an
independent financial
services research firm.
The Seal recognizes
communications
demonstrating a level of
excellence in the
industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

FUND SNAPSHOT AT APRIL 30, 2007

FUND OBJECTIVE

RiverSource Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital growth.

SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Information Technology                                                           79.6
Telecommunication Services                                                        8.6
Cash & Cash Equivalents(2)                                                        5.5
Consumer Discretionary                                                            3.8
Industrials                                                                       1.2
Financials                                                                        0.8
Other(1)                                                                          0.5

 * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing.
(1)  Includes Utilities 0.3% and Materials 0.2%.
(2) Of the 5.5%, 3.8% is due to security lending activity and 1.7% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

SanDisk                               3.7%
Intel                                 3.0%
PMC-Sierra                            2.9%
Oracle                                2.9%
Google Cl A                           2.5%
Microsoft                             2.5%
Telefonaktiebolaget LM Ericsson ADR   2.4%
Cisco Systems                         2.4%
Dell                                  2.3%
QUALCOMM                              2.2%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

The RiverSource Global Technology Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the fund's prospectus for specific risks associated with the Fund.

--------------------------------------------------------------------------------

                 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  3

FUND SNAPSHOT AT APRIL 30, 2007

STYLE MATRIX
(STYLE MATRIX GRAPHIC)

          STYLE
VALUE     BLEND    GROWTH
                     X   LARGE
                     X   MEDIUM    SIZE
                     X   SMALL


Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                           YEARS IN INDUSTRY
Nina Hughes                           9

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AXIAX          11/13/96
Class B                     INVBX          11/13/96
Class C                     AXICX          06/26/00
Class I                        --          07/15/04
Class R4(1)                 RSGTX          11/13/96

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

Total net assets                        $169.9 million
Number of holdings                               75

--------------------------------------------------------------------------------

 4 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2007

                                  (BAR CHART)

Global Technology Fund                                  +7.44

Goldman Sachs Technology Index(R) (GSTI(R))
  Composite Index                                       +8.14

Lipper Science and Technology Funds Index               +8.28

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

(1) The Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index, an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Science and Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                               TOTAL
Class A                                                        1.69%
Class B                                                        2.47%
Class C                                                        2.45%
Class I                                                        1.01%
Class R4(a)                                                    1.31%(b)

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses, before giving effect to any performance incentive adjustment (that increased the management fee by 0.07%), will not exceed 1.41% for Class R4.

--------------------------------------------------------------------------------

                 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT APRIL 30, 2007                                                                           SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 11/13/96)         +7.44%     +11.59%   +14.54%   +11.78%    +9.12%      +6.09%
 Class B (inception 11/13/96)         +7.18%     +10.89%   +13.55%   +10.99%    +8.27%      +5.26%
 Class C (inception 6/26/00)          +6.67%     +10.34%   +13.55%   +10.99%      N/A      -11.20%
 Class I (inception 7/15/04)          +7.72%     +12.29%      N/A       N/A       N/A      +17.24%
 Class R4**
   (inception 11/13/96)               +7.82%     +11.97%   +14.84%   +12.10%    +9.20%      +6.17%

WITH SALES CHARGE
 Class A (inception 11/13/96)         +1.25%      +5.18%   +12.30%   +10.46%    +8.47%      +5.49%
 Class B (inception 11/13/96)         +2.18%      +5.89%   +12.51%   +10.72%    +8.27%      +5.26%
 Class C (inception 6/26/00)          +5.67%      +9.34%   +13.55%   +10.99%      N/A      -11.20%

AT MARCH 31, 2007
                                                                                            SINCE
WITHOUT SALES CHARGE                 6 MONTHS*   1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 11/13/96)         +8.62%      +9.57%   +10.26%    +8.19%    +8.75%      +5.82%
 Class B (inception 11/13/96)         +8.46%      +9.00%    +9.51%    +7.48%    +7.94%      +5.03%
 Class C (inception 6/26/00)          +8.46%      +8.46%    +9.29%    +7.48%      N/A      -11.68%
 Class I (inception 7/15/04)          +8.90%     +10.30%      N/A       N/A       N/A      +16.48%
 Class R4** (inception 11/13/96)      +8.55%      +9.48%   +10.35%    +8.49%    +8.84%      +5.90%

With sales charge
 Class A (inception 11/13/96)         +2.36%      +3.28%    +8.10%    +6.91%    +8.11%      +5.22%
 Class B (inception 11/13/96)         +3.46%      +4.00%    +8.39%    +7.18%    +7.94%      +5.03%
 Class C (inception 6/26/00)          +7.46%      +7.46%    +9.29%    +7.48%      N/A      -11.68%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Nina Hughes discusses the Fund's results and positioning for the six months ended April 30, 2007.

Q: How did RiverSource Global Technology Fund perform for the semiannual period ended April 30, 2007?

A: RiverSource Global Technology Fund's Class A shares increased 7.44%
   (excluding sales charge) for the six months ended April 30, 2007, underperforming its benchmark, the unmanaged Goldman Sachs Technology Index(R) (GSTI(R)) Composite Index, which increased 8.14% and its peer group, represented by the Lipper Science and Technology Funds Index, which increased 8.28% during the same period.

Q: What factors most significantly affected performance during the fiscal year?

A: The technology sector showed some very positive growth at the end of 2006, then experienced some ups and downs in early 2007 before advancing very sharply and rapidly in the final month of the semiannual period. During periods when technology stocks go up, the market tends to favor funds that are the most aggressive and the most similar to the GSTI Composite Index. We position the Fund more for the longer term, and the Fund's performance over longer periods has supported that approach.

   Most of the Fund's underperformance resulted from stock selection. Individual detractors included Spansion, Rackable Systems and XM Satellite Radio Holdings. Compared to the GSTI Composite Index, the Fund had a smaller position in the strongly performing Microsoft, which hampered results during the period.

   Spansion is a mid-cap company that provides memory for cell phones, specifically NOR Flash memory. Our analysis of the company, a spin-off from Advanced Micro Devices, showed the stock had an extremely good valuation, trading at less than book value, and had potential for favorable growth dynamics later this year. However, the inventory correction impacting some cell phone companies was more significant than we expected. One of Spansion's major customers, Motorola, pulled back orders, causing Spansion to miss its earnings numbers. We think Spansion will continue to gain market share and believe the company is well-positioned for future growth.

--------------------------------------------------------------------------------

                 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  7

QUESTIONS & ANSWERS

   Rackable Systems, another mid-cap company, provides computer network storage capacity. The company is a low-cost producer and was gaining share in its market, which we thought would offset any downward pricing pressure. However, some of the company's larger customers were able to negotiate much lower prices than we anticipated, which reduced Rackable Systems' earnings. Even though the company was achieving top line growth, its bottom line suffered. Once we saw this substantial problem, we exited the stock, avoiding a second meaningful decline.

   The Fund had a small position in XM Satellite Radio Holdings. We saw the merger with Sirius Satellite Radio as advantageous because a successful business model for satellite radio requires a larger number of subscribers. Given enough subscribers, we think the growth prospects could be excellent. However, we thought this merger would be completed much faster. We reduced the Fund's holding of XM Satellite Radio Holdings because it is difficult to predict when or if the merger will go through.

   The Fund's position in Microsoft was smaller than that of the GSTI Composite Index. We did not consider Microsoft's growth prospects overly compelling. Though the Fund benefited from its exposure to Microsoft, the underweight did contribute to its underperformance vs. the GSTI Composite Index.

   Positive contributors to the Fund's performance during the six-month period included Cogent Communications Group, Nuance Communications and Kronos. Cogent Communications Group is an Internet service company that provides Internet connectivity for office buildings. Our research showed the company had great operating leverage and was a leader in its market. We anticipate strong upside growth in its future earnings. Nuance Communications is a leader in the speech recognition business, providing software to call centers, dictation services and hospitals. Speech technology is becoming sophisticated and effective enough that we are seeing reporters and medical professionals using it as well as implementation in cars beyond luxury models. Nuance Communications has been growing by acquisition, but also organically. Kronos provides workforce and resource management software. The Fund benefited when Kronos was acquired by a private equity firm late in the semiannual period.

--------------------------------------------------------------------------------

 8 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

Q: What changes did you make to the Fund and how is it currently positioned?

A: We have begun to increase exposure to telecommunications-related stocks, as well as semiconductors. We are specifically focusing on companies that provide memory for telecommunications and computer devices. There had been overcapacity in this area, but we are seeing potential for shortages at the end of 2007 and we want the Fund to be well-positioned should that occur.

   THE LARGE AMOUNT OF PRIVATE EQUITY MONEY WAITING TO BE PUT TO WORK SHOULD ALSO HELP SUPPORT THE TECHNOLOGY SECTOR AS IT IS A KEY AREA OF FOCUS FOR PRIVATE INVESTORS.


   On the telecommunications side there appear to be strong drivers for growth. Spending in the telecommunications arena has been weak in the recent past as companies were occupied by merger and acquisition activity. Now companies that have merged are likely to start spending to attract customers and keep the ones they have. In addition, we are seeing the shift from 2G (second generation) to 3G (third generation) technology, which should increase spending. The Fund's annualized turnover rate during the period was 110%.

Q: How do you intend to manage the Fund in the coming months?

A: We are positioning the Fund consistent with our outlook for continued improvement in the technology sector, while recognizing that companies are still working their way through an inventory correction. Technology companies in general are better positioned and valuations are very attractive, something we have not often seen in the past. The large amount of private equity money waiting to be put to work should also help support the technology sector as it is a key area of focus for private investors.

   We see excellent growth drivers for technology. For the remainder of 2007, we anticipate solid growth in enterprise spending. We also see increased spending by telecommunications companies, which should benefit communications equipment stocks. Next year, we anticipate a better outlook for personal computer-related stocks, which have not performed as well lately.

--------------------------------------------------------------------------------

                 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  9

QUESTIONS & ANSWERS

   We continue to seek companies with extremely compelling risk/reward profiles, that appear unattractive to other investors, but which we believe will ultimately reward the Fund for investing early.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  11

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            NOV. 1, 2006    APRIL 30, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,074.40         $ 8.54           1.66%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.56         $ 8.30           1.66%
 Class B
   Actual(b)                   $1,000         $1,071.80         $12.48           2.43%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,012.74         $12.13           2.43%
 Class C
   Actual(b)                   $1,000         $1,066.70         $12.40           2.42%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,012.79         $12.08           2.42%
 Class I
   Actual(b)                   $1,000         $1,077.20         $ 5.36           1.04%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.64         $ 5.21           1.04%
 Class R4
   Actual(b)                   $1,000         $1,078.20         $ 7.11(c)        1.38%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,017.95         $ 6.90(c)        1.38%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended April 30, 2007: +7.44% for Class A, +7.18% for Class B, +6.67% for Class C, +7.72% for Class I and +7.82% for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the entire six-month period ended April 30, 2007, the actual expenses paid for Class R4 would have been $6.96 and the hypothetical expenses paid for Class R4 would have been $6.76.

--------------------------------------------------------------------------------

 12 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

INVESTMENTS IN SECURITIES

APRIL 30, 2007 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (99.6%)
ISSUER                                            SHARES                   VALUE(A)

COMMERCIAL SERVICES & SUPPLIES (0.5%)
PeopleSupport                                        63,318(b)             $795,907
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (14.1%)
Ciena                                                88,411(b)            2,578,065
Cisco Systems                                       159,447(b)            4,263,613
JDS Uniphase                                        122,415(b)            2,017,399
Juniper Networks                                     81,825(b)            1,829,607
Nokia ADR                                            72,991(b,c)          1,843,023
Opnext                                               42,540(b)              570,887
Packeteer                                           101,052(b)              959,994
QUALCOMM                                             88,745               3,887,031
Telefonaktiebolaget LM Ericsson ADR                 114,508(c)            4,370,770
Tellabs                                             158,457(b)            1,682,813
                                                                    ---------------
Total                                                                    24,003,202
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (12.3%)
Apple                                                36,539(b)            3,646,592
Brocade Communications
 Systems                                            169,175(b)            1,652,840
Dell                                                163,453(b)            4,120,650
Hewlett-Packard                                      61,725               2,601,092
SanDisk                                             152,120(b)            6,609,613
Seagate Technology                                   98,245(c)            2,176,127
                                                                    ---------------
Total                                                                    20,806,914
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Compass Diversified Trust                            90,300               1,427,643
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (6.6%)
AT&T                                                 71,003               2,749,236
Cogent Communications
 Group                                              142,036(b)            3,616,237
France Telecom                                       51,463(c)            1,504,728
Global Crossing                                      59,709(b,c,d)        1,722,008
Qwest Communications Intl                           189,473(b)            1,682,520
                                                                    ---------------
Total                                                                    11,274,729
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

ELECTRICAL EQUIPMENT (0.8%)
Energy Conversion Devices                            37,458(b,d)         $1,326,388
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.4%)
Cogent                                               93,231(b)            1,308,963
LG.Philips LCD ADR                                  136,263(b,c,d)        2,753,875
                                                                    ---------------
Total                                                                     4,062,838
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
JA Solar Holdings ADR                                19,566(b,c)            477,215
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
Priceline.com                                        23,534(b)            1,309,432
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.5%)
eBay                                                 77,911(b)            2,644,299
Google Cl A                                           9,654(b)            4,550,702
Keynote Systems                                      27,921(b)              379,726
VeriSign                                            126,828(b)            3,468,746
                                                                    ---------------
Total                                                                    11,043,473
-----------------------------------------------------------------------------------

IT SERVICES (3.0%)
Electronic Data Systems                              75,034               2,193,994
Ness Technologies                                   221,480(b,c)          2,954,543
                                                                    ---------------
Total                                                                     5,148,537
-----------------------------------------------------------------------------------

MEDIA (3.3%)
Virgin Media                                        118,074               2,979,007
WorldSpace Cl A                                     116,991(b,d)            397,769
XM Satellite Radio Holdings Cl A                    185,468(b)            2,169,976
                                                                    ---------------
Total                                                                     5,546,752
-----------------------------------------------------------------------------------

METALS & MINING (0.2%)
Thorium Power                                     1,500,909(b)              382,732
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (21.0%)
Atmel                                               497,561(b)            2,647,025
Broadcom Cl A                                        67,884(b)            2,209,624
Conexant Systems                                    349,401(b)              541,572

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Intel                                               247,391              $5,318,906
KLA-Tencor                                           37,629               2,090,291
LSI                                                 224,354(b)            1,907,009
Maxim Integrated Products                            74,185               2,353,148
Natl Semiconductor                                   50,259               1,321,812
NetLogic Microsystems                                45,453(b,d)          1,398,134
NVIDIA                                               70,108(b)            2,305,852
PMC-Sierra                                          671,563(b)            5,191,182
Samsung Electronics                                   2,056(c)            1,258,583
Spansion Cl A                                       329,804(b)            3,238,675
United Microelectronics ADR                         171,069(c)              561,106
Xilinx                                              114,347               3,370,950
                                                                    ---------------
Total                                                                    35,713,869
-----------------------------------------------------------------------------------

SOFTWARE (24.6%)
Adobe Systems                                        91,390(b)            3,798,168
BEA Systems                                         110,496(b)            1,302,748
Business Objects ADR                                 90,175(b,c)          3,382,464
Citrix Systems                                       99,646(b)            3,248,460
Cognos                                               60,999(b,c)          2,629,667
Glu Mobile                                           39,891(b)              448,175
Kronos                                               59,867(b)            3,266,942
Lawson Software                                     140,812(b)            1,253,227
Microsoft                                           150,765               4,513,904
MSC.Software                                         95,522(b)            1,247,517
Nuance Communications                               202,385(b,d)          3,118,753

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOFTWARE (CONT.)
OPNET Technologies                                  100,000(b)           $1,125,000
Oracle                                              274,280(b)            5,156,465
Quest Software                                       52,875(b)              899,404
Salary.com                                           21,269(b)              255,228
Salesforce.com                                       38,544(b)            1,618,848
Symantec                                            169,630(b)            2,985,488
TIBCO Software                                      115,073(b)            1,049,466
Ubisoft Entertainment                                11,424(b,c)            566,633
                                                                    ---------------
Total                                                                    41,866,557
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.4%)
Sprint Nextel                                       128,799               2,579,844
Vodafone Group                                      520,432(c)            1,480,547
                                                                    ---------------
Total                                                                     4,060,391
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $157,302,773)                                                   $169,246,579
-----------------------------------------------------------------------------------

MONEY MARKET FUND (5.9%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 10,009,522(f)          $10,009,522
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $10,009,522)                                                     $10,009,522
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $167,312,295)(g)                                                $179,256,101
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At April 30, 2007, the value of foreign securities represented 16.3% of net assets.

(d) At April 30, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 4.0% of net assets. See Note 5 to the financial statements. 1.9% of net assets is the Fund's cash equivalent position.

(f)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

--------------------------------------------------------------------------------

 14 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

(g) At April 30, 2007, the cost of securities for federal income tax purposes was approximately $167,312,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $16,808,000
Unrealized depreciation                                             (4,864,000)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $11,944,000
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2007 (UNAUDITED)

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $157,302,773)         $  169,246,579
   Affiliated money market fund (identified cost
   $10,009,522) (Note 6)                                            10,009,522
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $167,312,295)                                                   179,256,101
Foreign currency holdings (identified cost $2,910) (Note 1)              2,789
Capital shares receivable                                               20,589
Dividends and accrued interest receivable                               31,992
Receivable for investment securities sold                            1,521,776
------------------------------------------------------------------------------
Total assets                                                       180,833,247
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  42,197
Payable for investment securities purchased                          3,976,708
Payable upon return of securities loaned (Note 5)                    6,857,000
Accrued investment management services fee                              10,186
Accrued distribution fee                                                 6,362
Accrued transfer agency fee                                              3,889
Accrued administrative services fee                                        849
Accrued plan administration services fee                                     4
Other accrued expenses                                                  84,213
------------------------------------------------------------------------------
Total liabilities                                                   10,981,408
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $  169,851,839
==============================================================================

--------------------------------------------------------------------------------

 16 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

APRIL 30, 2007 (UNAUDITED)

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                    $       681,859
Additional paid-in capital                                                      502,581,300
Net operating loss                                                               (1,052,105)
Accumulated net realized gain (loss) (Note 8)                                  (344,302,900)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            11,943,685
-------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $  169,851,839
===========================================================================================

Net assets applicable to outstanding
   shares:                                  Class A                          $  124,401,504
                                            Class B                          $   41,766,486
                                            Class C                          $    3,478,964
                                            Class I                          $       15,591
                                            Class R4                         $      189,294
Net asset value per share of outstanding
   capital stock:                           Class A shares     47,888,028    $         2.60
                                            Class B shares     18,669,330    $         2.24
                                            Class C shares      1,550,367    $         2.24
                                            Class I shares          5,882    $         2.65
                                            Class R4 shares        72,252    $         2.62
-------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                  $    6,364,970
-------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  17

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 2007 (UNAUDITED)
INVESTMENT INCOME
Income:
Dividends                                                       $   407,995
Income distributions from affiliated money market fund (Note 6)     121,230
Fee income from securities lending (Note 5)                          22,670
   Less foreign taxes withheld                                      (10,353)
---------------------------------------------------------------------------
Total income                                                        541,542
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  718,122
Distribution fee
   Class A                                                          156,161
   Class B                                                          212,850
   Class C                                                           17,584
Transfer agency fee
   Class A                                                          231,170
   Class B                                                           83,321
   Class C                                                            6,683
   Class R4                                                             283
Service fee -- Class R4                                                  68
Administrative services fees and expenses                            51,434
Plan administration services fee -- Class R4                            350
Compensation of board members                                         1,576
Custodian fees                                                       20,385
Printing and postage                                                 38,220
Registration fees                                                    31,380
Professional fees                                                    15,693
Other                                                                14,989
---------------------------------------------------------------------------
Total expenses                                                    1,600,269
   Earnings and bank fee credits on cash balances (Note 2)           (6,622)
---------------------------------------------------------------------------
Total net expenses                                                1,593,647
---------------------------------------------------------------------------
Investment income (loss) -- net                                  (1,052,105)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                20,262,167
   Foreign currency transactions                                    (23,803)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          20,238,364
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         (6,980,060)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            13,258,304
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $12,206,199
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 18 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                      APRIL 30, 2007     OCT. 31, 2006
                                                     SIX MONTHS ENDED     YEAR ENDED
                                                       (UNAUDITED)
OPERATIONS
Investment income (loss) -- net                        $ (1,052,105)     $ (1,876,776)
Net realized gain (loss) on investments                  20,238,364        24,531,936
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies       (6,980,060)        9,282,250
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       12,206,199        31,937,410
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                9,956,089        16,756,579
   Class B shares                                         1,935,945         3,746,698
   Class C shares                                           335,255           483,485
   Class R4 shares                                          210,624           179,064
Payments for redemptions
   Class A shares                                       (17,506,697)      (36,795,583)
   Class B shares (Note 2)                               (5,597,673)      (15,568,576)
   Class C shares (Note 2)                                 (509,816)         (854,294)
   Class R4 shares                                         (596,061)          (43,302)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                   (11,772,334)      (32,095,929)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     433,865          (158,519)
Net assets at beginning of period                       169,417,974       169,576,493
--------------------------------------------------------------------------------------
Net assets at end of period                            $169,851,839      $169,417,974
======================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  19

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to April 30, 2007)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of companies in the information technology industry throughout the world.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At April 30, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 20 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligations depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  21

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2007, foreign currency holdings were entirely comprised of Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------

 22 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  23

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreements RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.72% to 0.595% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Science and Technology Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $100,915 for the six months ended April 30, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

--------------------------------------------------------------------------------

 24 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

Other expenses in the amount of $1,056 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  25

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $84,716 for Class A, $14,811 for Class B and $240 for Class C for the six months ended April 30, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment, will not exceed 1.41% for Class R4.

During the six months ended April 30, 2007, the Fund's custodian and transfer agency fees were reduced by $6,622 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $185,331,271 and $197,628,424, respectively, for the six months ended April 30, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 26 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         SIX MONTHS ENDED APRIL 30, 2007
                              CLASS A      CLASS B     CLASS C    CLASS I   CLASS R4*
-------------------------------------------------------------------------------------
Sold                          3,926,240      885,427    153,156      --       83,875
Issued for reinvested
 distributions                       --           --         --      --           --
Redeemed                     (6,912,822)  (2,558,153)  (232,877)     --     (235,416)
-------------------------------------------------------------------------------------
Net increase (decrease)      (2,986,582)  (1,672,726)   (79,721)     --     (151,541)
-------------------------------------------------------------------------------------

                                            YEAR ENDED OCT. 31, 2006
                              CLASS A      CLASS B     CLASS C    CLASS I   CLASS R4*
-------------------------------------------------------------------------------------
Sold                          7,679,804    1,956,234    247,215      --       80,137
Issued for reinvested
 distributions                       --           --         --      --           --
Redeemed                    (16,832,375)  (8,357,096)  (446,399)     --      (19,274)
-------------------------------------------------------------------------------------
Net increase (decrease)      (9,152,571)  (6,400,862)  (199,184)     --       60,863
-------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At April 30, 2007, securities valued at $6,364,970 were on loan to brokers. For collateral, the Fund received $6,857,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $22,670 for the six months ended April 30, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  27

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings under the facility outstanding during the six months ended April 30, 2007.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $362,948,879 at Oct. 31, 2006, that if not offset by capital gains will expire as follows:

    2009          2010
$281,649,652   $81,299,227

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

 28 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  29

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

--------------------------------------------------------------------------------

 30 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period      $2.42          $1.99          $1.83          $1.72          $1.03
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)          (.02)          (.02)          (.03)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .20            .45            .18            .14            .71
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .18            .43            .16            .11            .69
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.60          $2.42          $1.99          $1.83          $1.72
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $124           $123           $120           $146           $145
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.66%(d)       1.69%          1.75%          1.74%          1.94%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.02%)(d)      (.89%)         (.92%)        (1.48%)        (1.47%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         110%           196%           115%           349%           546%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           7.44%(f)      21.61%          8.74%          6.40%         66.99%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  31

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period      $2.09          $1.74          $1.60          $1.53           $.92
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)          (.03)          (.03)          (.04)          (.03)
Net gains (losses) (both realized and
 unrealized)                                .18            .38            .17            .11            .64
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .15            .35            .14            .07            .61
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.24          $2.09          $1.74          $1.60          $1.53
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $42            $42            $46            $59            $64
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.43%(d)       2.47%          2.53%          2.52%          2.75%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.79%)(d)     (1.66%)        (1.71%)        (2.26%)        (2.27%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         110%           196%           115%           349%           546%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           7.18%(f)      20.12%          8.75%          4.58%         66.30%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 32 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period      $2.10          $1.74          $1.61          $1.53           $.92
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.03)          (.03)          (.03)          (.04)          (.03)
Net gains (losses) (both realized and
 unrealized)                                .17            .39            .16            .12            .64
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .14            .36            .13            .08            .61
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.24          $2.10          $1.74          $1.61          $1.53
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $3             $3             $3             $4             $4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.42%(d)       2.45%          2.52%          2.49%          2.72%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.78%)(d)     (1.66%)        (1.69%)        (2.23%)        (2.26%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         110%           196%           115%           349%           546%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           6.67%(f)      20.69%          8.07%          5.23%         66.30%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  33

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(H)            2006           2005        2004(B)
Net asset value, beginning of period      $2.46          $2.01          $1.83          $1.70
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)          (.01)          (.01)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .20            .46            .19            .15
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .19            .45            .18            .13
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.65          $2.46          $2.01          $1.83
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.04%(e)       1.01%          1.04%          1.03%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.41%)(e)      (.22%)         (.21%)         (.73%)(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         110%           196%           115%           349%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           7.72%(g)      22.39%          9.84%          7.65%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from July 15, 2004 (Inception date) to Oct. 31, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.
(h)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

 34 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED OCT. 31,           2007(G)            2006           2005           2004           2003
Net asset value, beginning of period      $2.43          $2.00          $1.83          $1.72          $1.03
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)          (.02)          (.02)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                                .20            .45            .19            .13            .71
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .19            .43            .17            .11            .69
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $2.62          $2.43          $2.00          $1.83          $1.72
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--             $1            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.38%(d)       1.47%          1.54%          1.55%          1.69%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.63%)(d)      (.68%)         (.73%)        (1.28%)        (1.25%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         110%           196%           115%           349%           546%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           7.82%(f)      21.50%          9.29%          6.40%         66.99%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.
(f)  Not annualized.
(g)  Six months ended April 30, 2007 (Unaudited).

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  35

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations they had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 36 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  37

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, they referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the last three years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

--------------------------------------------------------------------------------

 38 RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                RIVERSOURCE GLOBAL TECHNOLOGY FUND -- 2007 SEMIANNUAL REPORT  39

     RIVERSOURCE(R) GLOBAL TECHNOLOGY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus. RiverSource(R) mutual funds are
                                    distributed by RiverSource Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members NASD, and
                                    managed by RiverSource Investments, LLC. These companies are part of
       (RIVERSOURCE INVESTMENTS     companies are part of Ameriprise Financial, Inc.
       LOGO)

                                                                                     S-6396 J (6/07)

Item 2.  Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

(a)(3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            RiverSource Global Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
Patrick T. Bannigan
President and Principal Executive
Officer

Date June 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
Patrick T. Bannigan
President and Principal Executive
Officer

Date June 26, 2007


By /s/ Jeffrey P. Fox
   ----------------------------------
Jeffrey P. Fox
Treasurer and Principal Financial
Officer

Date June 26, 2007